UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2009

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	31
Financial Statements	68
Notes to Financial Statements	76
Financial Highlights	96
Report of Independent Registered Public Accounting Firm	106
Other Information	107

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

                                                                          Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

Since the conclusion of the reporting period ended March 31, 2009, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Funds’ portfolios within a research-intensive, risk-managed framework.

PORTFOLIO RESULTS

Emerging Markets Debt Fund

Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, Class C and Institutional Shares generated average annual returns, without sales charges, of −15.89%, −16.57% and −15.59%, respectively. These returns compare to the −9.20% average annual return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested), over the same time period.

Market Review

Emerging market debt spreads, or the difference in yields between these securities and those of duration-matched U.S. Treasuries, widened 347 basis points (3.47%) during the 12-month reporting period to close the period at 680 basis points (6.80%). Although the asset class escaped much of the fallout from the global financial crisis, emerging markets debt nevertheless came under a lot of pressure during the reporting period. It significantly underperformed in October 2008, experiencing its worst month of performance since Russia’s debt default in August 1998. Many factors — including deleveraging by emerging markets hedge funds, investors’ reduction of risk, and redemptions from emerging markets debt mutual funds — painted a negative technical picture that only compounded oppressive global financial conditions. October’s performance was in stark contrast to recent history when emerging market debt spreads proved relatively resistant to contagion from other markets. We believe the emerging markets finally buckled under the pressure of extremely negative investor sentiment.

Overall, the poor performance of emerging markets debt during the period was very much in line with the broader credit markets. In the core markets of the U.S. and Europe, a series of unprecedented and industry-changing events occurred toward the end of the period that spread fear and shock throughout global financial markets, causing an extreme flight to quality. To list just a few of these events: Fannie Mae and Freddie Mac entered conservatorship; Lehman Brothers filed for bankruptcy; American International Group (AIG) was rescued by the Federal Reserve Board (the “Fed”); Merrill Lynch agreed to merge with Bank of America; Morgan Stanley and Goldman Sachs were converted into bank holding companies; Washington Mutual filed for bankruptcy and was later acquired by JP Morgan; Wachovia’s banking operations were acquired by Wells Fargo; and several major European banks were rescued by large monetary injections from both the public and private sectors. In response, investors became extremely risk averse, resulting in broad and seemingly indiscriminate selling of riskier assets, including emerging markets debt. The volatility in emerging markets debt continued into November, but the market began to stabilize along with other risky assets in December. Performance was generally positive during the first quarter of 2009, as emerging market spreads declined from October’s highs.

In general, prices and spreads within emerging markets debt continued to be influenced by events in core markets.

PORTFOLIO RESULTS

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

Fund Review

The primary detractor from the Fund’s relative performance during the reporting period was country and security selection, particularly Argentine and Ukraine external debt. The Fund’s corporate security selection in Independencia, a Brazilian company in the beef industry, also detracted from performance as did the Fund’s exposure to Argentine local market debt. Offsetting some of the negative performance were holdings in Mexican local market debt and Malaysian external debt, which contributed positively to results.

Looking Ahead

In our view, the policy environment for emerging markets debt remained positive at the end of the reporting period. Supportive sovereign macroeconomic stabilization programs and improved debt management efforts should help to buffer the impact of global growth deceleration and the resulting decline in capital flows. Also, while the global liquidity crunch has produced very unfavorable technical factors, which caused a dramatic decline in the assets of many emerging economies during the fourth quarter of 2008, we believe the long-term technical picture is positive.

Investor demand has leveled off, but market supply is likely to be absorbed. Many emerging countries are paying down more debt than they are issuing. Despite recent spread widening, we continue to have confidence that the asset class is structurally sound. Most emerging countries continue to benefit from strong balance sheets.

Increased volatility in emerging markets debt is not uncommon in times of global risk aversion when virtually all spread, or non-Treasury, sectors are affected. However, widening spreads have created what we consider to be some attractive values. At the same time, we remain cognizant of market news, basing our investment decisions on fundamental valuations and/or market technicals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

April 14, 2009

FUND BASICS

Emerging Markets Debt Fund
as of March 31, 2009

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	J.P. Morgan EMBI Global	30-Day
March 31, 2009	(based on NAV1)	Diversified Index[2]	Standardized Yield[3]

Class A	-15.89%	-9.20%	8.29%
Class C	-16.57	-9.20	7.95
Institutional	-15.59	-9.20	9.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	-19.69%	3.73%	5.56%	8/29/03
Class C	-17.40	N/A	-3.71	9/29/06
Institutional	-15.59	5.06	6.84	8/29/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.36%
Class C	1.97	2.11
Institutional	0.88	1.02

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets

	as of 3/31/09	as of 3/31/08

Indonesia	9.4%	4.7%
Brazil	9.3	4.8
Russia	9.1	7.4
Philippines	6.8	5.0
Mexico	5.2	6.0
Venezuela	5.1	4.6
Turkey	4.5	7.1
Peru	3.5	—
Uruguay	3.4	4.8
Colombia	3.1	—

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 14% as of 3/31/09 and 4% as of 3/31/08.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 29, 2003 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Since Inception

Class A (commenced August 29, 2003)
Excluding sales charges	–15.89%	4.68%	6.43%
Including sales charges	–19.69%	3.73%	5.56%

Class C (commenced September 29, 2006)
Excluding sales charges	–16.57%	n/a	–3.71%
Including sales charges	–17.40%	n/a	–3.71%

Institutional Class (commenced August 29, 2003)	–15.59%	5.06%	6.84%

PORTFOLIO RESULTS

High Yield Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs High Yield Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual returns, without sales charges, of –20.12%, –20.73%, –20.72%, –19.81%, –20.28%, –19.91% and –20.47%, respectively. These returns compare to the –18.56% average annual return of the Fund’s benchmark, the Barclays Capital U.S. High Yield Index, 2% Issuer Cap (formerly, the Lehman Brothers U.S. Corporate High Yield Bond Index — 2% Issuer Capped), over the same time period.

Market Review

Although the high yield market generated positive, albeit negligible, returns between April and early September 2008, the Lehman Brothers bankruptcy triggered a sharp sell-off. The result was the worst-ever performance for the asset class, as investors’ fears of a deep, global recession led to a surge in bankruptcies. Many companies experienced a drop in consumer demand and found themselves holding excess inventory.

Weak fundamentals and forced selling drove down bond prices through November 2008. After reaching a low on December 12, 2008, the high yield market rallied more than 10% by the end of the calendar year after the Federal Reserve Board’s (the “Fed’s”) decision on Christmas Eve to rescue the auto lending giant, GMAC. In response, the auto and auto-finance sector jumped nearly 40% during the year’s final week of trading and a total of 52% in December.

Early in 2009, the high yield market decoupled from the equity market. The high yield market declined less than 2% through early March, while the S&P 500® Index was off nearly 25%. As risk aversion sparked a flight to quality during the first quarter, BB-rated securities rose 8.22%. Higher-risk issues (i.e., CCC-rated and below) underperformed the broader high yield market during the first two months in 2009. In March, after encouraging comments from Citigroup and signs that corporate earnings were starting to stabilize, high yield bonds staged a recovery led by the finance and automotive sectors.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Fund Review

The most significant detractors from the Fund’s relative performance were its underweight to GMAC (0.80% versus 2% for the benchmark on November 30, 2008) and its lack of exposure to ResCap, GMAC’s real estate finance company. In December 2008, GMAC and ResCap bonds returned 103% and 137%, respectively, resulting in a shortfall for the month of approximately –1.60%.

PORTFOLIO RESULTS

During the 12-month period as a whole, the Fund’s relative results were hampered by exposure to the European market, which underperformed the broader U.S. market by more than 4%. Furthermore, the Fund’s underweight to BB-rated companies, which outperformed the broader market by 8.4%, detracted from performance. Additionally, the Fund’s performance was adversely impacted by its holding in Lyondell Basell. Lyondell Basell, the world’s third largest chemical company, suffered a liquidity crisis in December, causing it to file for bankruptcy in early January. The company’s swift collapse also had a knock-down affect on bonds issued by Ineos, a global manufacturer of petrochemicals, specialty chemicals and oil products, also held by the Fund. Other European holdings that turned in poor performance during the reporting period included travel management company Carlson Wagonlit, car rental agency Europcar, cellular operator Wind Hellas, and several packaging companies. Positive contributors during the reporting period included holdings in larger, more defensive companies, such as utility NRG Energy and cable operator Cablevision.

Looking Ahead

Until the severity of the U.S. and global economy is fully understood, high yield returns are likely to remain volatile. We believe 2009 bankruptcies could exceed 15%. Nevertheless, with yields on B-rated bonds approaching 16%, investors appear to be adequately compensated for such a rise in defaults. For 2009, numerous research analysts have forecasted high yield returns between 7% and 10%, a range which could vary in response to the performance of the U.S. economy.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

April 15, 2009

FUND BASICS

High Yield Fund
as of March 31, 2009

PERFORMANCE REVIEW

		Barclays Capital
	Fund Total Return	U.S. High Yield Index	30-Day
April 1, 2008–March 31, 2009	(based on NAV)[1]	2% Issuer Cap[2]	Standardized Yield[3]

Class A	-20.12%	-18.56%	9.88%
Class B	-20.73	-18.56	9.60
Class C	-20.72	-18.56	9.60
Institutional	-19.81	-18.56	10.69
Service	-20.28	-18.56	10.20
Class IR	-19.91	-18.56	10.68
Class R	-20.47	-18.56	10.10

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. High Yield Index–2% Issuer Cap, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-23.75%	-1.18%	2.19%	2.83%	8/1/97
Class B	-24.69	-1.45	1.89	2.46	8/1/97
Class C	-21.51	-1.02	1.91	2.49	8/15/97
Institutional	-19.81	0.09	3.05	3.63	8/1/97
Service	-20.28	-0.47	2.51	3.09	8/1/97
Class IR	-19.91	N/A	N/A	-18.08	11/30/07
Class R	-20.47	N/A	N/A	-18.60	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.08%	1.09%
Class B	1.83	1.84
Class C	1.83	1.84
Institutional	0.74	0.75
Service	1.24	1.25
Class IR	0.83	0.84
Class R	1.33	1.34

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 3/31/096

Company	% of Net Assets	Line of Business

Ford	2.6%	Automotive
HCA	2.0	Health Care–Services
Intelsat	1.8	Telecommunications–Satellites
Cablevision	1.7	Media–Cable
Sprint Nextel	1.6	Telecommunications–Cellular
Chesapeake Energy	1.4	Energy–Exploration & Production
DIRECTV	1.2	Media
El Paso	1.2	Utilities–Pipelines
NRG Energy	1.2	Utilities–Electric
Charter Communications	1.2	Media–Cable

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATION7

	Percentage of Net Assets
	as of 3/31/09	as of 3/31/08

Utilities – Electric	5.5%	3.9%
Health Care – Services	5.5	4.1
Telecommunications – Cellular	4.6	3.3
Media – Cable	4.2	3.0
Energy – Exploration & Production	4.0	2.8
Packaging	3.5	4.2
Telecommunications	3.4	2.0
Health Care – Medical Products	3.4	2.4
Gaming	3.0	6.5
Chemicals	2.9	4.6

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in Institutional Shares of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index — 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return Through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 1, 1997)
Excluding sales charges	–20.12%	–0.28%	2.66%	3.23%
Including sales charges	–23.75%	–1.18%	2.19%	2.83%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	–20.73%	–1.05%	1.89%	2.46%
Including contingent deferred sales charges	–24.69%	–1.45%	1.89%	2.46%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–20.72%	–1.02%	1.91%	2.49%
Including contingent deferred sales charges	–21.51%	–1.02%	1.91%	2.49%

Institutional Class (commenced August 1, 1997)	–19.81%	0.09%	3.05%	3.63%

Service Class (commenced August 1, 1997)	–20.28%	–0.47%	2.51%	3.09%

Class IR (commenced November 30, 2007)	–19.91%	n/a	n/a	–18.08%

Class R (commenced November 30, 2007)	–20.47%	n/a	n/a	–18.60%

PORTFOLIO RESULTS

Investment Grade Credit Fund

Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Investment Grade Credit Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated average annual returns, without sales charges, of −14.00%, −13.83% and −13.72%, respectively. These returns compare to the −5.21% average annual return of the Fund’s benchmark, the Barclays Capital U.S. Credit Index (with dividends reinvested) (formerly the Lehman Brothers U.S. Credit Index), over the same time period.

Market Review

Corporate credit experienced one of the worst periods in the history of the asset class, as the credit crunch turned into a full-blown financial crisis, pushing developed nations into recession. In this truly seminal period for financial markets, corporate credit securities prices were discounted for a recession and a potentially unprecedented number of future defaults.

Credit spreads, or the difference in yield between different securities due to different credit quality, widened at the beginning of the one-year reporting period, driven primarily by volatility in oil prices and uncertainty about the outlook for the financial sector. As time passed, corporate credit continued to underperform duration-matched Treasuries in response to poor technicals, negative company specific headlines and, in the summer, generally light volumes. A pressing theme throughout the period was a lack of liquidity.

September saw a severe weakening of the existing financial system and unprecedented government intervention from countries across the world, led by the U.S. During the month of September, we experienced: (1) failure and default of several large organizations; (2) government and/or central bank support of several large institutions important to the financial system as a whole; (3) initial failure in Congress of a rescue package; (4) a large amount of capital raising by major U.S. financial companies; (5) amendments to certain U.S. tax rules; (6) guarantees of deposits and/or debt by European governments; and (7) a wave of consolidation among financial companies in the U.S. and elsewhere.

For the most part, headlines drove prices in the credit markets, but investors also seemed concerned about how much capital would be needed to offset mortgage-related losses as well as how financials could access long-term non-government funding. Meanwhile, the U.S. government tried to pass legislation to prevent the meltdown of the financial system. On September 29th, a $700 billion bailout package failed in the House of Representatives, sending the markets reeling and leaving the credit markets in limbo. A revised bailout package was subsequently approved by Congress in early October. Corporate bonds continued to underperform government bonds in the fourth quarter 2008, although there were signs of stabilization in the final weeks of the year.

While the government tried to stem the financial crisis, company-specific news continued to deteriorate. For example, the U.S. auto industry continued to post negative headlines in its unsuccessful bid to secure a bailout package in the Senate and, subsequently, its rescue by the Bush administration. Non-financials bore the brunt of negative performance during this period.

PORTFOLIO RESULTS

In terms of supply, revisions to the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program resolved certain key uncertainties that had hindered widespread participation in the program. This, in turn, resulted in a surge in FDIC-guaranteed issuance — a significant positive for the corporate credit sector.

In the final months of the reporting period, bonds of financial-related corporations, including finance companies and insurance firms, were among the worst performers, with subordinated bank capital securities (which carry equity-like risks) leading the way down. The stability of U.S. banks remained in question as the U.S. government agreed to raise its stake in Citicorp through the conversion of $25 billion of preferred shares into common stock (with the same option offered to investors).

The government released details about its Capital Assistance Program in which regulators would conduct stress tests on the nation’s 19 largest banks. If the stress tests indicated they needed additional capital, banks would first have the opportunity to turn to private sources. If they were unable to secure funding, the government would buy convertible preferred shares. The market quickly priced in the worst case scenario — the nationalization of these banks and the eradication of their debt holdings.

Toward the end of the reporting period, buoyed by strength in the equities market and an increased risk appetite by investors, corporate credit began showing signs of stabilization and then rallied through March 31st.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index.

Fund Review

The Fund underperformed its benchmark during the reporting period with most of the underperformance concentrated in the last quarter of 2008 following the collapse of Lehman Brothers. The main driver of underperformance was the Fund’s overweight to financials, particularly subordinated bank capital securities. While we felt the banking system would ultimately receive government support, the damage to the sector and, subsequently, to the economy was worse than we expected. Our corporate security selection strategy was a key detractor during the third and fourth quarters, particularly within the financial sector. The Fund’s overweight positioning among insurance companies and banks also negatively affected relative returns. In addition, the Fund’s mortgage selection strategy underperformed, driven mainly by turmoil in the U.S. housing market as well as by sustained deleveraging from the financial sector.

PORTFOLIO RESULTS

Losses were partially offset by gains in our government/agency selection strategy, which outperformed as investors sought safety in high quality fixed income assets during the fourth quarter market volatility. Furthermore, the portfolio performed well in the first quarter of 2009, largely because of our cross-sector and corporate security selection strategies.

Looking Ahead

In historical terms, investment grade corporate bond spreads were tremendously wide at the end of the reporting period. While the government guarantee of bank debt is a positive fundamental development, we believe the default cycle is just beginning. Liquidity conditions and economic indicators suggest overall non-financial corporate defaults could reach more elevated levels. We feel opportunities in the credit market lie at the top end of the capital structure and in high quality assets that have suffered from market illiquidity and technical selling. As a result, we intend to maintain the Fund’s moderate overweight to the corporate bond sector.

Given government intervention and what we considered to be attractive valuations, the Fund was also overweight financials at the end of the reporting period. While we expect continued volatility within the sector, we believe careful security selection can produce good opportunities. We are selectively targeting securities across the full capital structure. Within the banking universe, we favor the large, globally-diversified banks that could benefit from the demise of their smaller rivals.

We expect the decrease in bank lending and the wholesale deleveraging in the financial system to have a significant impact on the non-financial corporate sector. Among non-financials, we prefer high quality corporate bonds, particularly those with predictable cash flows (e.g., utilities, telecommunications, health care and cable) because we believe they are well-positioned to manage through a prolonged period of slow economic growth and tight credit conditions. We also plan to avoid lower quality assets, which are likely to be in danger during such a slowdown, as well as consumer-cyclical businesses, such as retailers and segments of the media industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 14, 2009

FUND BASICS

Investment Grade Credit Fund
as of March 31, 2009

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Barclays Capital	30-Day
March 31, 2009	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	-14.00%	-5.21%	6.40%
Institutional	-13.83	-5.21	7.09
Separate Account Institutional	-13.72	-5.21	7.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	-17.84%	-1.80%	-0.72%	11/3/03
Institutional	-13.83	-0.52	0.53	11/3/03
Separate Account Institutional	-13.72	-0.46	0.58	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.95%
Institutional	0.40	0.61
Separate Account Institutional	0.35	0.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any). Short-Term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

[8]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Bond Sector.

TOP TEN INDUSTRY ALLOCATIONS9

	Percentage of Net Assets
	as of 3/31/09	as of 3/31/08

Banks	12.2%	19.7%
Electric	8.2	3.7
Media	7.9	3.3
Brokerage	7.3	8.1
Pipelines	6.7	6.1
Insurance	6.2	15.5
Wireless Communications	5.9	4.2
Real Estate Investment Trusts	5.4	11.4
Energy	4.8	3.6
Pharmaceuticals	3.8	—

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs Investment Grade Credit Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Credit Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Since Inception

Class A (commenced November 3, 2003)
Excluding sales charges	–14.00%	–0.89%	0.13%
Including sales charges	–17.84%	–1.80%	–0.72%

Institutional Class (commenced November 3, 2003)	–13.83%	–0.52%	0.53%

Separate Account Institutional (commenced November 3, 2003)	–13.72%	–0.46%	0.58%

PORTFOLIO RESULTS

Local Emerging Markets Debt Fund

Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, Class C and Institutional Shares generated average annual returns, without sales charges, of −22.32%, −22.79%, and −22.05%, respectively. These returns compare to the −12.73% average annual return of the Fund’s reference benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested), over the same time period.

Market Review

Emerging markets debt escaped much of the fallout from the global financial crisis, but the asset class nevertheless came under a lot of pressure during the reporting period. It significantly underperformed in October 2008, experiencing its worst month of performance since Russia’s debt default in August 1998. Many factors — including deleveraging by emerging markets hedge funds, investors’ reduction of risk, and redemptions from emerging markets debt mutual funds — painted a negative technical picture that only compounded oppressive global financial conditions. October’s performance was in stark contrast to recent history when emerging market debt spreads, or the difference in yields between these securities and those of duration-matched U.S. Treasuries, proved relatively resistant to contagion from other markets. We believe the emerging markets finally buckled under the pressure of extremely negative investor sentiment.

Overall, the poor performance of emerging markets debt was very much in line with the broader credit markets during the period. In the core markets of the U.S. and Europe, a series of unprecedented and industry-changing events occurred toward the end of the period that spread fear and shock throughout global financial markets, causing an extreme flight to quality. To list just a few of these events: Fannie Mae and Freddie Mac entered conservatorship; Lehman Brothers filed for bankruptcy; American International Group (AIG) was rescued by the Federal Reserve Board (the “Fed”); Merrill Lynch agreed to merge with Bank of America; Morgan Stanley and Goldman Sachs were converted into bank holding companies; Washington Mutual filed for bankruptcy and was later acquired by JP Morgan; Wachovia’s banking operations were acquired by Wells Fargo; and several major European banks were rescued by large monetary injections from both the public and private sectors. In response, investors became extremely risk averse, resulting in broad and seemingly indiscriminate selling of riskier assets, including emerging markets debt. The volatility in emerging markets debt continued into November, but the market began to stabilize along with other risky assets in December. Performance was generally positive during the first quarter of 2009, as emerging market spreads declined from October’s highs. In general, prices and spreads within emerging markets debt continued to be influenced by events in core markets.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PORTFOLIO RESULTS

Fund Review

The major detractor from the Fund’s performance during the reporting period was its positioning in the U.S. dollar. On a total return basis, the Fund’s short exposure to the U.S. dollar detracted as the dollar’s value appreciated during the reporting period. Other detractors included exposure to currencies with high interest rates and country and security selection in Argentine and Indonesian local market debt.

Positive contributors to Fund results were the momentum factor in our active currency strategy and country and security selection in Colombian local market debt. The momentum factor is one of the ways we seek to manage risk within our active currency strategy. It is meant to capitalize on medium-term persistence that currencies have historically exhibited. By persistence, we refer to the trend wherein past currency return patterns may potentially indicate their future movements. During the reporting period, the Fund’s portfolio benefited from being positioned to take advantage of this persistence. In short, the Fund had more exposure to currencies that had been doing well relative to those currencies that had been doing poorly.

Looking Ahead

Despite recent poor performance, we are bullish on emerging markets local debt as an asset class. Local markets have dramatically transformed in the last few years. They are deeper and more liquid. Meanwhile, the investor base has grown and become more diversified. Emerging market economies have also undergone structural changes that promote macroeconomic stability and active debt management. Inflows to this asset class have been consistent and largely from strategic investors. We think these trends are durable and likely to persist in the future.

In the months ahead, we see two potential sources of positive performance. First, we expect foreign currencies to appreciate in value. Emerging market currencies are supported by current account surpluses and strong growth rates, which are not easily undermined and are anchored by valuations over the medium term. Second is interest rate convergence. We believe the interest rates of emerging economies will decrease in response to falling inflation rates and the long-term decline in sovereign risks. Emerging market foreign debt spreads have already tightened dramatically over the last 10 years, and we expect local emerging market debt yields to follow the same trend.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

April 14, 2009

FUND BASICS

Local Emerging Markets Debt Fund
as of March 31, 2009

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	J.P. Morgan GBI EM	30-Day
March 31, 2009	(based on NAV)[1]	Global Diversified Index[2]	Standardized Yield[3]

Class A	-22.32%	-12.73%	5.49%
Class C	-22.79	-12.73	5.01
Institutional	-22.05	-12.73	6.09

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ending 3/31/09	One Year	Since Inception	Inception Date

Class A	-25.79%	-23.92%	2/15/08
Class C	-22.79	-21.23	2/15/08
Institutional	-22.05	-20.48	2/15/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	2.98%
Class C	2.10	3.73
Institutional	1.01	2.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets
	as of 3/31/09	as of 3/31/08

Mexico	10.9%	5.1%
Turkey	7.2	4.8
Peru	4.9	3.7
Indonesia	4.8	2.9
Nigeria	4.6	—
Hungary	4.4	6.3
Poland	4.4	4.2
Russia	3.8	4.3
Uruguay	2.8	2.1
United Arab Emirates	2.1%	—

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 44% as of 3/31/09 and 37% as of 3/31/08.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares of the Goldman Sachs Local Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Since Inception

Class A (commenced February 15, 2008)
Excluding sales charges	–22.32%	–20.75%
Including sales charges	–25.79%	–23.92%

Class C (commenced February 15, 2008)
Excluding sales charges	–22.79%	–21.23%
Including sales charges	–22.79%	–21.23%

Institutional Class (commenced February 15, 2008)	–22.05%	–20.48%

PORTFOLIO RESULTS

U.S. Mortgages Fund

Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs U.S. Mortgages Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated average annual returns, without sales charges, of 0.90%, 1.38% and 1.32%, respectively. These returns compare to the 4.86% average annual return of the Fund’s benchmark, the Barclays Capital Securitized Index (with dividends reinvested) (formerly the Lehman Brothers Securitized Index), over the same time period.

Market Review

Market sentiment overall improved in April 2008 only to take a turn for the worse in May and June, putting pressure on all risky assets. A number of factors especially weighed on the mortgage market, including renewed macroeconomic concerns, continued declines in home prices, weakness in the broader financial system, and corporate balance sheet pressures.

In the third quarter 2008, the global financial crisis reached historic proportions, rapidly spreading to the overall U.S. economy and prompting a historic response from government policymakers. After reaching historically wide levels in August, agency mortgage spreads, or the difference in yields between these securities and those of duration-matched Treasuries, tightened significantly in response to the government’s takeover in early September of government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac. Agency mortgage pass-through spreads rallied nearly a half-percent the day following the announcement. However, because of extreme stress in money markets and heightened liquidity concerns, spreads reversed course, widening toward the end of September.

In the fourth quarter, the New York Federal Reserve announced it would purchase up to $500 billion in agency mortgage-backed securities (MBS) over the following six months, causing agency mortgage spreads to tighten. The stated goal of the program was to “provide support to mortgage and housing markets and to foster improved conditions in financial markets more generally.”

In March 2009, mortgage spreads tightened after the Federal Reserve Board (the “Fed”) announced it would increase its MBS purchases from $500 billion to $1.25 trillion. Since the program’s inception, the Fed has purchased $303 billion in agency mortgages through March 31, 2009. Meanwhile, Treasury purchases of MBS have totaled $107 billion since September 2008.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PORTFOLIO RESULTS

Fund Review

The largest detractor from performance during the reporting period was the Fund’s allocation to credit sensitive mortgages. The non-agency mortgage market suffered from the continued decline in home prices, a rising number of serious delinquencies and default rates, and a wave of ratings downgrades. In February 2009 alone, nearly $500 million in non-agency mortgages were downgraded, most to below investment grade. Prices on many non-agency mortgages ended the reporting period just off their all-time lows.

Conversely, the Fund’s duration and yield curve positioning had a modestly positive impact on performance. Specifically, the Fund held a long duration position in late 2008 as interest rates rallied significantly. Duration is a measure of the Fund’s sensitivity to changes in interest rates. An underweight position in commercial mortgage-backed securities (CMBS) also contributed positively to performance. During the latter half of the period, the CMBS market performed poorly in response to rising delinquencies, ongoing refinancing challenges and a dearth of investor demand.

Looking Ahead

We believe the most likely scenario is that U.S. economic growth will remain negative through the first half of 2009 before turning modestly positive in the second half. If as expected the economy stabilizes, the federal fiscal stimulus alone may be enough to offset weakness in other areas of the economy and push overall growth into positive territory by the third quarter.

For the first time in a long while, we view the risks to our forecast as more balanced and not definitively tilted toward the downside. To be sure, serious downside risks remain. We believe that current fiscal stimulus will begin to fade into 2010, creating the risk of a renewed downturn in the absence of additional stimulus programs or a recovery in consumer and business spending. The banking system is also far from being fully repaired and remains a key risk.

We also see some potential bright spots. First, consumer spending, after a rapid adjustment, could be bottoming. Second, the policy response has been massive, with the Fed implementing quantitative easing via direct purchases of Treasuries and agency mortgage securities. The Fed’s purchases have lowered 30-year mortgage rates to less than 5%, the lowest level in the 36-year history of Freddie Mac’s weekly survey. Lower mortgage rates have contributed to preliminary signs of stabilization in the housing market and have lowered consumer debt costs. At the same time, the administration has begun implementing bank stress tests to identify distressed assets and working to provide banks with a way to dispose of those assets via the proposed Public-Private Investment Program. To the extent these programs and others, such as streamlined mortgage modifications, gain traction, the economic recovery could be stronger than we currently expect.

PORTFOLIO RESULTS

The emergence of the government as a powerful buying force should continue to help support the mortgage market. Indeed, in our view, this action should keep spreads from widening significantly and counteract efforts by financial companies and investment funds to reduce their leverage. Moreover, the Fed’s program should reduce the cost and increase the availability of credit for the purchase of houses, which should, in turn, support housing markets and foster improved conditions in financial markets more generally. While the policy response to the crisis has been substantial and, in our view, may contain the seeds of an eventual recovery, we believe the self-reinforcing nature of the vicious housing cycle will likely require additional policy measures. Currently, the policy situation is fluid as the U.S. Congress and Obama administration negotiate a variety of different measures. The ultimate direction and implementation of these measures will be critical to stabilizing housing prices and providing the basis for a recovery in the value of non-agency mortgage securities. In addition to the aforementioned factors, mortgage credit faces headwinds such as continued serious downgrades and deteriorating collateral performance. Nevertheless, we continue to see attractive relative value opportunities in deeply distressed securities backed by Alt-A and Option ARM (adjustable rate mortgage) collateral. Within the agency market, we favor collateralized mortgage obligation (CMO) floaters priced off premium collateral, lower coupon Ginnie Maes and low loan balance premiums. We remain cautious on CMBS due to rising delinquencies, ongoing refinancing challenges and a shortage of investor demand.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 9, 2009

FUND BASICS

U.S. Mortgages Fund
as of March 31, 2009

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Barclays Capital	30-Day
March 31, 2009	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	0.90%	4.86%	4.41%
Institutional	1.38	4.86	4.98
Separate Account Institutional	1.32	4.86	5.03

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	-3.60%	1.79%	2.22%	11/3/03
Institutional	1.38	3.11	3.51	11/3/03
Separate Account Institutional	1.32	3.17	3.55	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.91%
Institutional	0.40	0.57
Separate Account Institutional	0.35	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any). Short-Term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs U.S. Mortgages Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Securitized Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Since Inception

Class A (commenced November 3, 2003)
Excluding sales charges	0.90%	2.74	3.09%
Including sales charges	–3.60%	1.79	2.22%

Institutional Class (commenced November 3, 2003)	1.38%	3.11	3.51%

Separate Account Institutional (commenced November 3, 2003)	1.32%	3.17	3.55%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 70.6%

Argentina – 2.2%
Republic of Argentina (B-)
	$1,860,000	7.000%		03/28/11	$777,532
	8,580,000	7.000		10/03/15	1,973,400
EUR	645,640	1.200	(a)	12/31/38	128,669
	$2,590,000	1.330	(a)	12/31/38	453,250
Republic of Argentina (B-/B3)
	150,000	1.683	(b)	08/03/12	71,292

					3,404,143

Brazil – 8.6%
Federal Republic of Brazil (BBB-/Ba1)
	1,930,000	6.000		01/17/17	1,920,350
	3,940,000	8.000		01/15/18	4,300,510
	6,200,000	8.250		01/20/34	6,835,500

					13,056,360

Colombia – 2.2%
Republic of Colombia (BBB-/Ba1)
	1,170,000	4.866	(b)	03/17/13	1,099,800
	1,950,000	7.375		03/18/19	1,945,125
	260,000	8.375		02/15/27	243,100

					3,288,025

Dominican Republic – 1.7%
Dominican Republic (B/B2)
	3,216,633	9.040		01/23/18	2,525,057

Ecuador(c) – 0.8%
Republic of Ecuador (D/Ca)
	3,955,000	10.000		08/15/30	1,166,725

El Salvador – 0.7%
Republic of El Salvador (BB+/Baa3)
	1,330,000	8.250		04/10/32	1,064,000

Gabon(d) – 0.7%
Republic of Gabon (BB-)
	1,380,000	8.200		12/12/17	1,014,300

Georgia – 0.2%
Republic of Georgia (B)
	570,000	7.500		04/15/13	381,900

Ghana – 0.2%
Republic of Ghana (B+)
	580,000	8.500		10/04/17	353,800

Indonesia – 8.8%
Republic of Indonesia (BB-/Ba3)
	7,640,000	11.625	(d)	03/04/19	8,270,300
	370,000	6.625	(d)	02/17/37	247,900
	1,410,000	6.625		02/17/37	944,700
	5,060,000	7.750	(d)	01/17/38	3,896,200

					13,359,100

Iraq – 0.7%
Republic of Iraq
	2,090,000	5.800		01/15/28	1,045,000

Korea – 0.4%
Republic of Korea (A/A2)
	780,000	5.625		11/03/25	604,077

Lebanon – 1.7%
Republic of Lebanon MTN (B-)
	3,159,000	4.000		12/31/17	2,645,663

Malaysia – 2.7%
Malaysia (A-/A3)
	3,750,000	7.500		07/15/11	4,062,458

Mexico – 2.3%
United Mexican States (BBB+/Baa1)
	2,530,000	7.500		04/08/33	2,583,889
	950,000	6.750		09/27/34	900,125

					3,484,014

Pakistan(d) – 0.3%
Islamic Republic of Pakistan (CCC+/B3)
	1,070,000	6.875		06/01/17	524,300

Panama – 1.6%
Republic of Panama (BB+/Ba1)
	390,000	9.375	(e)	04/01/29	428,025
	2,232,000	6.700		01/26/36	1,953,000

					2,381,025

Peru – 3.5%
Republic of Peru (BBB-/Ba1)
	2,840,000	7.125		03/30/19	2,875,500
	2,710,000	6.550		03/14/37	2,425,450

					5,300,950

Philippines – 6.8%
Republic of Philippines (B1)
	3,465,000	7.500		09/25/24	3,551,625
Republic of Philippines (BB-/B1)
	520,000	8.375		06/17/19	568,100
	620,000	9.500	(e)	10/21/24	709,900
	4,270,000	10.625		03/16/25	5,422,900

					10,252,525

Russia(a) – 9.1%
Russian Federation (BBB/Baa1)
	14,817,600	7.500		03/31/30	13,891,500

Serbia(a) – 0.3%
Republic of Serbia (BB-)
	720,000	3.750		11/01/24	511,200

South Africa – 0.4%
Republic of South Africa (BBB+/Baa1)
	700,000	5.875		05/30/22	626,500

Trinidad and Tobago(d) – 0.9%
Trinidad & Tobago (A)
	1,720,000	5.875		05/17/27	1,344,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Turkey – 4.5%
Republic of Turkey (BB-/Ba3)
	$1,330,000	6.750%		04/03/18	$1,226,925
	710,000	7.000		03/11/19	658,525
	3,320,000	7.375		02/05/25	2,963,100
	2,440,000	7.250		03/05/38	1,982,500

					6,831,050

Ukraine – 3.0%
Ukraine Government (CCC+/B1)
	520,000	5.151	(b)	08/05/09	447,200
	1,420,000	6.875		03/04/11	777,450
	1,000,000	6.385	(d)	06/26/12	456,753
	980,000	6.385		06/26/12	450,800
	3,900,000	7.650		06/11/13	1,794,000
	1,560,000	6.580		11/21/16	670,800

					4,597,003

Uruguay – 3.4%
Republic of Uruguay (BB/Ba3)
	5,209,587	8.000		11/18/22	4,714,676
	570,000	7.625		03/21/36	461,700

					5,176,376

Venezuela – 2.9%
Republic of Venezuela (BB-/B2)
	230,000	5.750		02/26/16	111,550
	8,090,000	6.000		12/09/20	3,494,880
	1,650,000	7.650		04/21/25	750,750

					4,357,180

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $124,639,204)					$107,248,927

Corporate Obligations – 14.7%

Bermuda – 0.7%
Digicel Group Ltd. (Caa1)
	$1,570,000	8.875%		01/15/15	$1,012,650

Brazil – 0.7%
Companhia Energetica de Sao Paulo (Ba2)
BRL	1,611,028	9.750		01/15/15	577,998
Independencia International Ltd. (D/WR)(c)(d)
	$1,970,000	9.875		05/15/15	315,200
RBS – Zero Hora Editora Jornalistica SA (BB)(d)
BRL	800,000	11.250		06/15/17	213,816

					1,107,014

Colombia(d) – 0.9%
EEB International Ltd. (BB)
	$690,000	8.750		10/31/14	641,700
TGI International Ltd. (BB)
	760,000	9.500		10/03/17	672,162

					1,313,862

Indonesia – 0.6%
Majapahit Holding BV (BB-/Ba3)
	1,190,000	7.750		10/17/16	862,750

Ireland – 1.8%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)
	1,120,000	8.375		04/30/13	814,800
	1,450,000	9.125	(d)	04/30/18	880,875
	1,770,000	9.125		04/30/18	1,075,275

					2,770,950

Israel(d) – 1.1%
Israel Electric Corp. Ltd. (BBB/Baa2)
	1,550,000	9.375		01/28/20	1,720,500

Kazakhstan – 1.8%
CenterCredit International BV (Ba3)
KZT	232,000,000	8.250		09/30/11	430,470
Kazkommerts International BV (BB-/Ba3)
	$600,000	7.875		04/07/14	267,000
	950,000	8.000		11/03/15	408,500
EUR	340,000	6.875		02/13/17	176,172
KazMunaiGaz Finance Sub BV (BBB-/Baa1)
	$1,130,000	8.375	(d)	07/02/13	937,900
	220,000	9.125		07/02/18	161,700
TuranAlem Finance BV (C/Ca)
	1,260,000	8.000		03/24/14	277,200

					2,658,942

Mexico(d) – 2.9%
Petroleos Mexicanos (BBB+/Baa1)
	4,510,000	8.000		05/03/19	4,374,700

South Africa – 0.9%
Peermont Proprietary Global Ltd. (B/B3)
EUR	1,910,000	7.750		04/30/14	1,357,630

United States – 1.1%
Pemex Project Funding Master Trust (BBB+/Baa1)
	$2,060,000	5.750		03/01/18	1,707,328

Venezuela – 2.2%
Petroleos de Venezuela SA (BB-)
	4,090,000	5.250		04/12/17	1,738,250
	3,340,000	5.375		04/12/27	1,185,700
	1,290,000	5.500		04/12/37	445,050

					3,369,000

TOTAL CORPORATE OBLIGATIONS
(Cost $30,037,011)					$22,255,326

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 85.3%
(Cost $154,676,215)					$129,504,253

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(f) – 14.0%

Joint Repurchase Agreement Account II
$21,300,000	0.273%	04/01/09	$21,300,000
Maturity Value: $21,300,162
(Cost $21,300,000)

TOTAL INVESTMENTS – 99.3%
(Cost $175,976,215)			$150,804,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,045,884

NET ASSETS – 100.0%			$151,850,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	Security is currently in default/non-income producing.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt form registration. Total market value of Rule 144A securities amounts to $25,511,302, which represents approximately 16.8% of net assets as of March 31, 2009.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 67.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CETIP	—	Central of Custody and Settlement of Private Bonds
KWCDC	—	South Korean Won Certificate of Deposit
MTN	—	Medium-Term Note
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

			Value on
Open Forward Foreign Currency	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Date	Value	Loss

Brazilian Real	Sale	05/05/09	$558,392	$567,990	$(9,598)
Euro	Sale	04/17/09	2,080,326	2,165,990	(85,664)
Mexican Peso	Sale	04/15/09	842,400	876,181	(33,781)

TOTAL					$(129,043)

SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
		Notional		Payments	Payments
		Amount	Termination	received by	made by	Market
Swap Counterparty		(000s)	Date	the Fund	the Fund	Value*

Citibank NA	MXN	50,000	12/03/10	8.390%	Mexico Interbank TIIE 28 Days	$112,760
Deutsche Bank Securities, Inc.		98,000	11/08/10	8.680	Mexico Interbank TIIE 28 Days	244,726
		96,000	11/18/10	8.940	Mexico Interbank TIIE 28 Days	272,240
	KRW	12,550,000	01/20/11	2.980	3 month KWCDC	(34,427)
		5,554,000	12/03/13	4.100	3 month KWCDC	72,820
JPMorgan Securities, Inc.	MXN	89,000	11/17/10	9.010	Mexico Interbank TIIE 28 Days	259,864
	BRL	13,300	01/03/11	10.270	Brazil CETIP Interbank Deposit Rate	(2,669)
	MXN	111,000	01/14/11	6.990	Mexico Interbank TIIE 28 Days	69,908

TOTAL						$995,222

*	There are no upfront payments on the swaps listed above, therefore, the unrealized gain/loss of the swap contracts is equal to their market value.

CREDIT DEFAULT SWAP CONTRACTS

Credit
Spread at
		Notional	Rates		March 31,
	Referenced	Amount	received by	Termination	2009 (basis	Market
Swap Counterparty	Obligation	(000s)	Fund	Date	points)(a)	Value*

Protection Sold:
Deutsche Bank Securities, Inc.	Russian Federation 11.000%, 02/20/10	$1,500	11.000%	02/20/10	545	$104,518

*	There are no upfront payments on the swap listed above, therefore, the unrealized gain/loss of the swap contract is equal to its market value.

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – 84.5%

Aerospace – 0.7%
BE Aerospace, Inc. (BB+/Ba3)
	$5,000,000	8.500%		07/01/18	$4,137,500
Esterline Technologies Corp. (B+/B1)
	4,270,000	7.750		06/15/13	4,088,525
Mecachrome International, Inc. (WR)(a)
EUR	3,500,000	9.000		05/15/14	279,006
Moog, Inc. (BB-/Ba3)
	$210,000	6.250		01/15/15	192,150
Sequa Corp. (B-/Caa2)(b)
	11,000,000	11.750		12/01/15	1,650,000
	4,971,174	13.500	(c)	12/01/15	720,820
TransDigm, Inc. (B-/B3)
	13,500,000	7.750		07/15/14	12,588,750
Vought Aircraft Industries, Inc. (CCC/Caa1)
	2,750,000	8.000		07/15/11	1,086,250

					24,743,001

Agriculture – 0.6%
Land O’ Lakes, Inc. (BB+/Ba2)
	320,000	8.750		11/15/11	320,000
Land O’ Lakes, Inc. (BBB/Baa3)
	3,150,000	9.000		12/15/10	3,161,813
National Beef Packing Co. LLC/NB Finance Corp. (B-/Caa1)
	2,750,000	10.500		08/01/11	2,117,500
Pilgrim’s Pride Corp. (WR)(a)
	7,500,000	7.625		05/01/15	4,875,000
	2,000,000	8.375		05/01/17	760,000
Smithfield Foods, Inc. (B/B3)
	2,000,000	7.000		08/01/11	1,540,000
	5,125,000	7.750		05/15/13	3,446,562
	5,000,000	7.750		07/01/17	3,025,000
Tereos Europe (BB/B1)
EUR	4,000,000	6.375		04/15/14	3,348,072

					22,593,947

Automotive – 2.7%
FCE Bank PLC (B-/Caa1)
	8,000,000	2.538	(d)	09/30/09	9,672,208
	12,250,000	7.125		01/16/12	11,067,238
	13,750,000	7.125		01/15/13	12,148,386
Ford Motor Co. (D/Ca)
	$9,000,000	7.450		07/16/31	2,857,500
	1,250,000	8.900		01/15/32	375,000
Ford Motor Credit Co. LLC (CCC+/Caa1)
	7,000,000	7.375		10/28/09	6,300,000
EUR	1,500,000	4.875		01/15/10	1,664,071
	$3,500,000	5.700		01/15/10	2,992,500
	6,735,000	7.875		06/15/10	5,565,838
	6,000,000	9.750		09/15/10	4,935,876
	3,125,000	8.625		11/01/10	2,507,812
	6,250,000	7.375		02/01/11	4,701,581
	12,000,000	9.875		08/10/11	9,083,664
	16,500,000	7.250		10/25/11	11,880,000
	7,000,000	7.000		10/01/13	4,725,000
	2,250,000	12.000		05/15/15	1,732,500
	9,250,000	8.000		12/15/16	6,079,387

General Motors Corp. (C/C)
	2,000,000	7.125		07/15/13	285,000
	2,000,000	7.700		04/15/16	240,000
	1,500,000	8.800	(e)	03/01/21	225,000
	2,000,000	8.250		07/15/23	235,000
EUR	2,000,000	8.375		07/05/33	478,296
	$12,000,000	8.375		07/15/33	1,560,000

					101,311,857

Automotive Parts – 0.6%
Accuride Corp. (CCC/Caa2)
	3,000,000	8.500		02/01/15	637,500
Allison Transmission, Inc. (CCC+/Caa2)(b)
	4,500,000	11.000		11/01/15	2,115,000
	3,250,000	11.250	(c)	11/01/15	1,235,000
Lear Corp. Series B (CCC/Caa2)
	5,750,000	8.500		12/01/13	1,380,000
Tenneco, Inc. (B-/B3)
	2,000,000	8.125		11/15/15	400,000
Tenneco, Inc. (CCC/Caa2)
	3,250,000	8.625		11/15/14	593,125
The Goodyear Tire & Rubber Co. (B+/B1)
	3,000,000	8.625		12/01/11	2,460,000
	1,950,000	9.000		07/01/15	1,491,750
The Goodyear Tire & Rubber Co. (B+/B2)
	5,000,000	7.857		08/15/11	4,125,000
TRW Automotive, Inc. (B/Caa2)
EUR	7,000,000	6.375		03/15/14	2,604,056
	$6,000,000	7.000	(b)	03/15/14	2,520,000
United Components, Inc. (CCC/Caa2)
	5,500,000	9.375		06/15/13	2,145,000
Visteon Corp. (CCC-/Ca)(b)(e)
	2,069,000	12.250		12/31/16	108,622

					21,815,053

Banks(d) – 0.1%
Bank of America Corp. (BB-/B3)
	3,500,000	8.000		12/29/49	1,401,715
JPMorgan Chase & Co. (BBB+/A2)
	5,500,000	7.900		04/29/49	3,534,520

					4,936,235

Building Materials – 1.4%
Associated Materials, Inc. (CCC+/Caa1)
	1,250,000	9.750		04/15/12	993,750
Associated Materials, Inc. (CCC/Caa2)(f)
	13,500,000	11.250		03/01/14	4,050,000
Atrium Cos., Inc. (CC/Caa3)(b)(c)
	6,750,852	15.000		12/15/12	202,526
Calcipar SA (B+/Ba3)(d)
EUR	7,521,000	4.128		07/01/14	3,697,188
CPG International, Inc. (B-/B3)
	$3,500,000	10.500		07/01/13	1,653,750
Grohe Holding GMBH (B/B3)(d)
EUR	7,000,000	5.487		01/15/14	4,417,595
Grohe Holding GMBH (CCC+/Caa1)
	24,500,000	8.625		10/01/14	12,206,512

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Building Materials – (continued)

Heating Finance PLC (CCC-/Caa3)
GBP	2,000,000	7.875%		03/31/14	$717,425
Interface, Inc. (B-/B3)
	$2,000,000	9.500		02/01/14	1,420,000
Legrand France SA (BBB/Baa3)
	5,050,000	8.500		02/15/25	4,393,500
Masonite Corp. (D/D)(a)
	7,000,000	11.000		04/06/15	70,000
Nortek, Inc. (B/B3)
	3,500,000	10.000		12/01/13	1,461,250
Nortek, Inc. (CCC/Caa3)
	24,500,000	8.500		09/01/14	2,450,000
NTK Holdings, Inc. (CCC/Ca)(f)
	10,000,000	10.750		03/01/14	550,000
Owens Corning, Inc. (BBB-/Ba1)
	7,880,000	6.500		12/01/16	5,799,601
	2,000,000	7.000		12/01/36	1,108,085
Panolam Industries International, Inc. (D/C)
	6,500,000	10.750		10/01/13	845,000
PLY Gem Industries, Inc. (B2)
	1,500,000	11.750		06/15/13	673,125
PLY Gem Industries, Inc. (Caa2)
	6,500,000	9.000		02/15/12	1,592,500
Texas Industries, Inc. (BB-/B2)
	2,500,000	7.250		07/15/13	1,875,000
	4,250,000	7.250	(b)	07/15/13	3,187,500

					53,364,307

Capital Goods – 2.0%
Altra Industrial Motion, Inc. (B+/B1)
	4,000,000	9.000		12/01/11	3,760,000
Baldor Electric Co. (B/B3)
	15,000,000	8.625		02/15/17	11,850,000
Briggs & Stratton Corp. (BB-/Ba3)
	2,500,000	8.875		03/15/11	2,475,000
Mueller Water Products, Inc. (B/Caa1)
	8,250,000	7.375		06/01/17	4,331,250
Nexans SA (BB+)
EUR	8,000,000	5.750		05/02/17	8,184,176
RBS Global & Rexnord Corp. (B-/Caa1)
	$20,650,000	9.500		08/01/14	16,623,250
RBS Global & Rexnord Corp. (B-/Caa3)
	8,000,000	8.875		09/01/16	6,000,000
RBS Global & Rexnord Corp. (CCC+/Caa2)
	16,000,000	11.750		08/01/16	9,360,000
Sensata Technologies (CCC-/Caa3)
	9,750,000	8.000		05/01/14	2,925,000
SPX Corp. (BB/Ba2)
	1,000,000	7.625		12/15/14	962,500
Terex Corp. (B+/B1)
	9,500,000	8.000		11/15/17	7,647,500
VAC Finanzierung GMBH (B-/Caa2)
EUR	4,000,000	9.250%		04/15/16	797,160

					74,915,836

Chemicals – 2.9%
Airgas, Inc. (BB+/Ba2)(b)
	6,250,000	7.125		10/01/18	6,000,000
Basell AF SCA (D/C)(a)
	17,375,000	8.375	(b)	08/15/15	564,688
EUR	5,000,000	8.375		08/15/15	249,113
Cognis GMBH (B/B1)(d)
	19,700,000	3.650		09/15/13	17,274,457
Cognis GMBH (CCC+/Caa1)
	10,000,000	9.500		05/15/14	7,307,300
Compass Minerals International, Inc. (B+)(f)
	$3,810,000	12.000		06/01/13	3,971,925
Equistar Chemicals LP (D/C)(a)
	2,000,000	7.550		02/15/26	190,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	11,250,000	9.750		11/15/14	2,418,750
Huntsman International LLC (CCC+/B2)
	5,000,000	7.875		11/15/14	2,025,000
Ineos Group Holdings PLC (CC/Ca)
EUR	13,500,000	7.875		02/15/16	1,345,207
	$11,000,000	8.500	(b)	02/15/16	715,000
Invista (B/Ba3)(b)
	6,325,000	9.250		05/01/12	5,692,500
KRATON Polymers LLC/Capital Corp. (D/Caa1)
	7,975,000	8.125		01/15/14	2,791,250
MacDermid, Inc. (CCC/Caa1)(b)
	8,500,000	9.500		04/15/17	2,932,500
Momentive Performance Materials, Inc. (CC/Caa3)
	7,500,000	11.500		12/01/16	1,425,000
Momentive Performance Materials, Inc. (CCC/Caa2)
EUR	3,750,000	9.000		12/01/14	1,145,917
	$7,250,000	9.750		12/01/14	2,138,750
	4,217,500	10.125	(c)	12/01/14	822,412
Nalco Co. (B/B2)
	7,500,000	8.875		11/15/13	7,237,500
EUR	9,120,000	9.000		11/15/13	10,541,644
Nalco Co. (B2/B1)
	540,000	7.750		11/15/11	674,397
Rhodia S.A. (BB/B1)(d)
	7,250,000	5.362		10/15/13	5,008,822
Rockwood Specialties Group, Inc. (B+/B3)
	18,500,000	7.625		11/15/14	18,680,116
SPCM SA (B+/B3)
	2,875,000	8.250		06/15/13	2,406,427
The Mosaic Co. (BBB-/Baa3)(b)
	$1,125,000	7.375		12/01/14	1,088,437
	3,385,000	7.625		12/01/16	3,258,062

					107,905,174

Conglomerates – 1.0%
Blount, Inc. (B/B2)
	6,750,000	8.875		08/01/12	6,395,625
Bombardier, Inc. (BB+/Ba2)
	8,000,000	6.750	(b)	05/01/12	6,340,000
	4,500,000	6.300	(b)	05/01/14	3,138,750
	3,000,000	8.000	(b)	11/15/14	2,212,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Conglomerates – (continued)

Bombardier, Inc. (BB+/Ba2) – (continued)
EUR	2,000,000	7.250	%(b)	11/15/16	$1,727,180
	$2,500,000	7.250		11/15/16	2,158,975
Park-Ohio Industries, Inc. (CCC+/B3)
	$5,000,000	8.375		11/15/14	1,900,000
Polypore, Inc. (B-/B3)
	4,750,000	8.750		05/15/12	3,443,750
EUR	10,500,000	8.750		05/15/12	8,928,192
Trimas Corp. (B-/Caa1)
	$5,401,000	9.875		06/15/12	2,646,490

					38,891,462

Construction Machinery – 0.3%
Case New Holland, Inc. (BB+/Ba3)
	3,750,000	7.125		03/01/14	2,765,625
	953,000	7.250		01/15/16	676,630
Douglas Dynamics LLC (B-/B3)(b)
	1,750,000	7.750		01/15/12	1,137,500
Dresser-Rand Group, Inc. (BB-/B1)
	7,106,000	7.375		11/01/14	6,146,690

					10,726,445

Consumer Products – Household & Leisure – 2.0%
Affinion Group, Inc. (B-/B2)
	6,000,000	10.125		10/15/13	4,560,000
Affinion Group, Inc. (B-/B3)
	4,125,000	11.500		10/15/15	2,557,500
Ames True Temper (CCC-/Caa3)
	3,250,000	10.000		07/15/12	1,690,000
Easton-Bell Sports, Inc. (CCC/Caa1)
	9,000,000	8.375		10/01/12	6,975,000
Elizabeth Arden, Inc. (B+/B1)
	3,250,000	7.750		01/15/14	2,307,500
Harry & David Holdings, Inc. (C/Ca)
	2,250,000	9.000		03/01/13	382,500
Jarden Corp. (B/B3)
	14,000,000	7.500		05/01/17	11,340,000
Safilo Capital International S.A. (CCC+/Caa1)
EUR	7,150,000	9.625		05/15/13	2,612,360
Sealy Mattress Co. (B+/Caa1)
	$8,500,000	8.250		06/15/14	3,060,000
Simmons Bedding Co. (C/Ca)(f)
	4,500,000	10.000		12/15/14	56,250
Simmons Bedding Co. (D/Caa3)
	3,500,000	7.875		01/15/14	472,500
Solo Cup Co. (CCC/Caa2)
	7,750,000	8.500		02/15/14	5,657,500
Spectrum Brands, Inc. (WR)(a)
	5,000,000	12.500		10/02/13	1,381,250
	12,250,000	7.375		02/01/15	3,001,250
Visant Corp. (B+/B1)
	8,125,000	7.625		10/01/12	7,698,437
Visant Holding Corp. (B-/B3)
	15,750,000	8.750		12/01/13	14,175,000
	10,000,000	10.250	(f)	12/01/13	9,200,000

					77,127,047

Consumer Products – Industrial – 0.7%
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(f)
	9,364,000	10.670		05/15/13	7,046,410
Johnsondiversey, Inc. (B/B2)
	4,717,000	9.625		05/15/12	4,268,885
EUR	13,234,000	9.625		05/15/12	14,066,154

					25,381,449

Consumer Products – Non Durable – 1.6%
Belvedere SA (Caa2)(a)
	4,500,000	0.000		05/15/13	717,444
Chattem, Inc. (B/B2)
	$2,655,000	7.000		03/01/14	2,469,150
Church & Dwight Co., Inc. (BB/Ba2)
	2,250,000	6.000		12/15/12	2,244,375
Constellation Brands, Inc. (B/B2)
	1,522,000	8.125		01/15/12	1,520,097
Constellation Brands, Inc. (BB-/Ba3)
	3,750,000	8.375		12/15/14	3,787,500
	6,000,000	7.250		09/01/16	5,745,000
	12,000,000	7.250		05/15/17	11,490,000
Prestige Brands, Inc. (B-/B3)
	2,000,000	9.250		04/15/12	1,910,000
Reddy Ice Holdings, Inc. (CCC+/Caa1)(f)
	3,865,000	10.500		11/01/12	1,835,875
Sally Holdings LLC (B-/Caa1)
	16,750,000	10.500		11/15/16	14,823,750
Sally Holdings LLC (B/B3)
	13,250,000	9.250		11/15/14	12,620,625
Yankee Acquisition Corp. (B-/B3)
	4,000,000	8.500		02/15/15	2,240,000
Yankee Acquisition Corp. (CCC+/Caa1)
	1,000,000	9.750		02/15/17	490,000

					61,893,816

Defense – 1.1%
Alliant Techsystems, Inc. (BB-/B1)
	6,250,000	6.750		04/01/16	5,937,500
Communications & Power Industries, Inc. (B-/B3)
	2,000,000	8.000		02/01/12	1,762,500
L-3 Communications Corp. (BB+/Ba3)
	4,000,000	7.625		06/15/12	4,020,000
	2,500,000	6.125		07/15/13	2,406,250
	6,000,000	6.125		01/15/14	5,655,000
	9,000,000	5.875		01/15/15	8,325,000
	15,500,000	6.375		10/15/15	14,647,500

					42,753,750

Energy – Coal – 1.0%
Arch Western Finance LLC (BB/B1)
	5,420,000	6.750		07/01/13	5,013,500
Foundation PA Coal Co. (B/Ba3)
	1,650,000	7.250		08/01/14	1,501,500
Massey Energy Co. (BB-)
	3,000,000	3.250		08/01/15	1,847,685
Massey Energy Co. (BB-/B2)
	6,750,000	6.875		12/15/13	5,855,625

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Energy – Coal – (continued)

New World Resources BV (B/B3)
EUR	5,000,000	7.375%	05/15/15	$3,454,360
Peabody Energy Corp. (BB+/Ba1)
	$4,250,000	6.875	03/15/13	4,165,000
	1,000,000	5.875	04/15/16	890,000
	16,385,000	7.375	11/01/16	16,180,187

				38,907,857

Energy – Exploration & Production – 4.0%
Chesapeake Energy Corp. (BB/Ba3)
	10,500,000	9.500	02/15/15	10,237,500
	9,500,000	6.375	06/15/15	7,908,750
	6,530,000	6.625	01/15/16	5,485,200
	12,375,000	6.875	01/15/16	10,425,937
EUR	4,500,000	6.250	01/15/17	4,424,238
	$11,625,000	6.500	08/15/17	9,474,375
	4,250,000	7.250	12/15/18	3,495,625
Cimarex Energy Co. (BB/Ba3)
	5,000,000	7.125	05/01/17	4,075,000
Encore Acquisition Co. (B/B1)
	500,000	6.250	04/15/14	387,500
	9,750,000	6.000	07/15/15	7,141,875
	4,000,000	7.250	12/01/17	2,955,000
EXCO Resources, Inc. (B-/Caa1)
	3,000,000	7.250	01/15/11	2,325,000
Forest Oil Corp. (BB-/B1)(b)
	10,125,000	8.500	02/15/14	9,542,812
KCS Energy, Inc. (B/B3)
	2,375,000	7.125	04/01/12	2,149,375
Newfield Exploration Co. (BB-/Ba3)
	5,125,000	6.625	09/01/14	4,650,937
	12,750,000	6.625	04/15/16	11,411,250
	5,500,000	7.125	05/15/18	4,853,750
OPTI Canada, Inc. (B/B3)
	8,000,000	7.875	12/15/14	3,500,000
Pioneer Natural Resources Co. (BB+)(e)
	14,533,000	2.875	01/15/38	10,713,045
Pioneer Natural Resources Co. (BB+/Ba1)
	1,750,000	5.875	07/15/16	1,302,311
Plains Exploration & Production Co. (BB/B1)
	8,250,000	7.750	06/15/15	7,095,000
	2,250,000	10.000	03/01/16	2,126,250
	4,750,000	7.000	03/15/17	3,800,000
	2,500,000	7.625	06/01/18	2,025,000
Quicksilver Resources, Inc. (CCC+/B2)
	2,250,000	8.250	08/01/15	1,462,500
Quicksilver Resources, Inc. (CCC+/B3)
	7,000,000	7.125	04/01/16	3,307,500
Range Resources Corp. (BB/Ba3)
	4,500,000	6.375	03/15/15	4,005,000
SandRidge Energy, Inc. (B-/B3)(b)
	2,500,000	8.000	06/01/18	1,812,500
Southwestern Energy Co. (BB+/Ba2)(b)
	5,000,000	7.500	02/01/18	4,812,500

Whiting Petroleum Corp. (BB-/B1)
	4,000,000	7.250	05/01/13	3,140,000
	2,500,000	7.000	02/01/14	1,862,500

				151,908,230

Energy – Refining(b) – 0.2%
Petroplus Finance Ltd. (BB-/B1)
	2,500,000	6.750	05/01/14	1,837,500
	6,500,000	7.000	05/01/17	4,728,750

				6,566,250

Energy – Services – 0.3%
Compagnie Generale de Geophysique-Veritas (BB/Ba3)
	4,000,000	7.500	05/15/15	3,160,000
Helix Energy Solutions Group, Inc. (B+/B3)(b)
	5,750,000	9.500	01/15/16	3,335,000
Key Energy Services, Inc. (BB/B1)
	5,000,000	8.375	12/01/14	3,100,000
Seitel, Inc. (B-/B3)
	2,500,000	9.750	02/15/14	1,106,250

				10,701,250

Entertainment & Leisure – 0.4%
AMC Entertainment, Inc. (B-/Ba3)
	1,000,000	8.625	08/15/12	977,500
HRP Myrtle Beach Operations LLC (WR)(a)(b)
	1,750,000	0.000	04/01/12	17,500
Universal City Development Partners (B+/B2)
	8,750,000	11.750	04/01/10	7,459,375
Universal City Florida Holding Co. (B-/Caa2)
	1,125,000	8.375	05/01/10	388,125
WMG Acquisition Corp. (B/B3)
	7,000,000	7.375	04/15/14	4,742,500
WMG Holdings Corp. (B/B3)(f)
	4,550,000	9.500	12/15/14	1,638,000

				15,223,000

Environmental – 1.2%
Allied Waste North America, Inc. (BBB/Baa3)
	3,875,000	6.375	04/15/11	3,826,563
	5,285,000	7.875	04/15/13	5,271,788
	6,000,000	6.125	02/15/14	5,610,000
	11,250,000	7.250	03/15/15	10,631,250
Allied Waste North America, Inc. Series B (BBB/Baa3)
	7,055,000	7.125	05/15/16	6,543,512
	7,500,000	6.875	06/01/17	6,862,500
Waste Services (B-/Caa1)
	8,000,000	9.500	04/15/14	6,020,000
WCA Waste Corp. (B-/B3)
	2,500,000	9.250	06/15/14	1,831,250

				46,596,863

Finance – 1.3%
ETrade Financial Corp. (B/B2)
	6,250,000	7.375	09/15/13	2,312,500
GE Capital UK Funding (Aa2)(d)
GBP	3,850,000	2.266	01/30/12	4,585,030

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Finance – (continued)

General Electric Capital Corp. (AA+/Aa2)(d)
	$2,000,000	1.603%	10/06/15	$1,343,252
General Motors Acceptance Corp. (CCC/C)
EUR	5,500,000	4.750	09/14/09	6,211,205
GMAC Canada Ltd. (CCC/C)
CAD	1,000,000	2.336 (d)	05/22/09	745,573
GBP	500,000	6.625	12/17/10	487,849
EUR	4,000,000	6.000	05/23/12	2,710,344
GMAC International Finance BV (CCC/C)(d)
	$2,250,000	3.088	05/22/09	2,761,502
GMAC LLC (CCC)(b)
	2,505,000	4.750	09/14/09	2,133,183
	2,431,000	5.750	05/21/10	1,944,800
	3,536,000	5.750	09/27/10	2,828,800
	1,899,000	7.250	03/02/11	1,406,095
	2,652,000	5.375	06/06/11	1,723,800
	3,684,000	6.750	12/01/14	2,099,880
	10,131,000	6.875	09/15/11	7,496,940
	8,289,000	8.000	11/01/31	3,988,335
GMAC LLC (CCC/C)
	2,500,000	5.625	05/15/09	2,375,000
NCO Group, Inc. (CCC+/Caa1)
	7,250,000	11.875	11/15/14	1,123,750
Nuveen Investments, Inc. (CCC/Caa3)(b)
	2,500,000	10.500	11/15/15	725,000

				49,002,838

Finance Insurance(b) – 0.1%
HUB International Holdings, Inc. (CCC+/B3)
	6,500,000	9.000	12/15/14	4,095,000

Food – 1.7%
Dean Foods Co. (B/B3)
	15,750,000	7.000	06/01/16	15,001,875
Dole Food Co. (B-/Caa2)
	7,000,000	7.250	06/15/10	6,387,500
	3,250,000	8.875	03/15/11	2,746,250
Foodcorp Ltd. (B/B2)
EUR	12,000,000	8.875	06/15/12	9,247,056
Michael Foods, Inc. (B-/B3)
	$7,500,000	8.000	11/15/13	6,712,500
Pinnacle Foods Finance LLC (CCC/Caa2)
	21,000,000	9.250	04/01/15	16,695,000
	11,500,000	10.625	04/01/17	8,107,500

				64,897,681

Food and Beverage – 0.6%
Del Monte Corp. (BB-/B2)
	1,500,000	8.625	12/15/12	1,503,750
	1,500,000	6.750	02/15/15	1,421,250
Tyson Foods, Inc. (BB/Ba3)(b)
	7,000,000	10.500	03/01/14	7,214,626
Wm. Wrigley Jr. Co. (WR)
	6,000,000	4.300	07/15/10	5,966,057
	5,710,000	4.650	07/15/15	4,913,250

				21,018,933

Gaming – 3.0%
Boyd Gaming Corp. (BB-/B2)
	3,250,000	6.750	04/15/14	1,917,500
	1,000,000	7.125	02/01/16	560,000
Buffalo Thunder Development Authority (WR)(b)
	2,500,000	9.375	12/15/14	150,000
Caesars Entertainment, Inc. (C/Ca)
	5,000,000	7.875	03/15/10	1,950,000
CCM Merger, Inc. (CCC/Caa3)(b)
	4,500,000	8.000	08/01/13	1,800,000
Chukchansi Economic Development Authority (B+/B3)(b)
	4,000,000	8.000	11/15/13	880,000
Circus & Eldorado (B/B3)
	3,000,000	10.125	03/01/12	1,950,000
Cirsa Capital Luxembourg SA (B+/B3)
EUR	1,750,000	7.875	07/15/12	1,243,902
Cirsa Finance Luxembourg SA (B+/B2)
	6,000,000	8.750	05/15/14	3,348,072
Codere Finance Luxembourg SA (B+/B2)
	17,500,000	8.250	06/15/15	8,486,432
Galaxy Entertainment Finance Co. Ltd. (B/B3)(b)
	$1,500,000	9.875	12/15/12	990,000
Harrah’s Operating Co., Inc. (C)(b)
	5,772,000	10.000	12/15/18	1,731,600
Harrah’s Operating Co., Inc. (C/Ca)
	2,242,000	5.625	06/01/15	369,930
	5,313,000	6.500	06/01/16	796,950
Harrah’s Operating Co., Inc. (CCC/Ca)
	7,531,000	10.750	02/01/16	1,412,062
	2,216,520	10.750	02/01/18	299,230
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	1,815,000	7.000	03/01/14	1,034,550
Mandalay Resort Group (CC/Ca)
	2,000,000	9.375	02/15/10	370,000
Mashantucket Pequot Tribe (B+/B2)(b)
	4,000,000	8.500	11/15/15	680,000
MGM Mirage, Inc. (CC/Ca)
	5,125,000	8.375	02/01/11	563,750
MGM Mirage, Inc. (CCC+/B1)(b)
	7,375,000	13.000	11/15/13	5,457,500
MGM Mirage, Inc. (CCC/Caa2)
	2,000,000	8.500	09/15/10	840,000
	2,500,000	6.750	09/01/12	875,000
	9,875,000	6.750	04/01/13	3,357,500
	3,500,000	5.875	02/27/14	1,225,000
	21,750,000	6.625	07/15/15	7,612,500
	15,750,000	7.500	06/01/16	5,512,500
Mirage Resorts, Inc. (CCC/Caa2)
	3,125,000	7.250	08/01/17	1,171,875
Mohegan Tribal Gaming Authority (B-/Ba3)
	250,000	6.125	02/15/13	107,500
Mohegan Tribal Gaming Authority (CCC+/Caa1)
	3,000,000	8.000	04/01/12	885,000
	1,555,000	7.125	08/15/14	435,400
MTR Gaming Group, Inc. (B/B2)
	3,000,000	9.750	04/01/10	2,250,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Gaming – (continued)

Peermont Proprietary Global Ltd. (B/B3)
EUR	15,000,000	7.750%		04/30/14	$10,662,015
Penn National Gaming, Inc. (BB-/B1)
	$4,300,000	6.750		03/01/15	3,676,500
Pinnacle Entertainment, Inc. (B+/B3)
	4,750,000	8.250		03/15/12	4,132,500
	1,500,000	8.750		10/01/13	1,342,500
	9,000,000	7.500		06/15/15	5,580,000
Pokagon Gaming Authority (B+/B2)(b)
	2,615,000	10.375		06/15/14	2,170,450
River Rock Entertainment (B+/B2)
	2,000,000	9.750		11/01/11	1,000,000
San Pasqual Casino (BB-/B2)(b)
	2,375,000	8.000		09/15/13	1,757,500
Seneca Gaming Corp. (BB/Ba2)
	5,925,000	7.250		05/01/12	3,732,750
Shingle Springs Tribal Gaming Authority (B/B3)(b)
	8,250,000	9.375		06/15/15	3,382,500
Snoqualmie Entertainment Authority (B/Caa1)(b)
	5,250,000	9.125		02/01/15	1,312,500
Station Casinos, Inc. (D/C)
	11,625,000	6.500		02/01/14	319,688
	13,000,000	6.875		03/01/16	357,500
Station Casinos, Inc. (D/Ca)
	2,500,000	6.000		04/01/12	712,500
	2,000,000	7.750		08/15/16	580,000
Tropicana Entertainment LLC (WR)(a)
	2,000,000	9.625		12/15/14	20,000
Turning Stone Casino Resort Enterprise (B+/B1)(b)
	2,950,000	9.125		09/15/14	1,770,000
Wynn Las Vegas LLC (BBB-/Ba2)
	16,000,000	6.625		12/01/14	12,000,000

					114,772,656

Health Care – Medical Products – 3.4%
Accellent, Inc. (CCC+/Caa3)
	8,000,000	10.500		12/01/13	5,860,000
American Medical Systems Holdings, Inc. (B/B3)(e)
	10,500,000	3.250		07/01/36	8,689,800
Bausch & Lomb, Inc. (B/Caa1)
	1,500,000	9.875		11/01/15	1,192,500
	19,500,000	9.875	(b)	11/01/15	15,600,000
Boston Scientific Corp. (BB+/Ba1)
	3,975,000	5.450		06/15/14	3,597,375
	8,500,000	6.400		06/15/16	7,947,500
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	10,000,000	9.750		04/15/17	1,328,600
Catalent Pharma Solutions, Inc. (B/Caa1)
	$22,250,000	9.500		04/15/15	5,673,750
CONMED Corp. (B/B1)(e)
	9,500,000	2.500		11/15/24	7,532,398
DJO Finance LLC/DJO Finance Corp. (B-/Caa1)
	12,000,000	10.875		11/15/14	8,910,000
Fisher Scientific International, Inc. (BBB+/Baa3)
	2,250,000	6.125		07/01/15	2,220,445

Fresenius (BB+/Ba2)
	6,625,000	6.875		07/15/17	6,482,969
Fresenius US Finance II, Inc. (BB/Ba1)
EUR	2,000,000	8.750		07/15/15	2,743,559
	$10,000,000	9.000	(b)	07/15/15	10,250,000
Hologic, Inc. (B+)(e)(g)
	27,750,000	2.000		12/15/37	18,864,034
The Cooper Companies, Inc. (BB-/Ba3)
	7,420,000	7.125		02/15/15	6,696,550
VWR Funding, Inc. (B-/Caa1)(c)
	20,250,000	10.250		07/15/15	13,871,250

					127,460,730

Health Care – Pharmaceutical – 0.5%
Angiotech Pharmaceuticals, Inc. (C/C)
	1,750,000	7.750		04/01/14	498,750
Elan Finance PLC/Elan Finance Corp. (B/B3)
	5,000,000	7.750		11/15/11	4,243,750
	1,500,000	8.875		12/01/13	1,203,750
Mylan, Inc. (B+)
	9,030,000	1.250		03/15/12	7,783,183
Warner Chilcott Corp. (B/B3)
	5,731,000	8.750		02/01/15	5,501,760

					19,231,193

Health Care – Services – 5.5%
Alliance Imaging, Inc. (B/B3)
	4,000,000	7.250		12/15/12	3,820,000
Community Health Systems, Inc. (B/B3)
	22,875,000	8.875		07/15/15	21,616,875
CRC Health Corp. (CCC+/Caa1)
	3,250,000	10.750		02/01/16	2,071,875
DaVita, Inc. (B+/B1)
	5,875,000	6.625		03/15/13	5,669,375
DaVita, Inc. (B/B2)
	7,750,000	7.250		03/15/15	7,440,000
HCA, Inc. (B-/Caa1)
GBP	2,752,000	8.750		11/01/10	3,672,298
	$5,000,000	6.300		10/01/12	4,175,000
	9,500,000	6.250		02/15/13	7,077,500
	11,670,000	6.750		07/15/13	8,723,325
	9,000,000	6.375		01/15/15	5,895,000
	4,750,000	6.500		02/15/16	3,123,125
HCA, Inc. (BB-/B2)
	12,500,000	9.125		11/15/14	11,812,500
	14,500,000	9.250		11/15/16	13,231,250
	17,750,000	9.625	(c)	11/15/16	14,244,375
	2,500,000	9.875	(b)	02/15/17	2,362,500
LifePoint Hospitals, Inc. (B)
	28,690,000	3.500		05/15/14	20,528,986
LifePoint Hospitals, Inc. (B/B1)(e)
	10,375,000	3.250		08/15/25	7,815,581
Psychiatric Solutions, Inc. (B-/B3)
	2,220,000	7.750		07/15/15	2,009,100
Select Medical Corp. (CCC/B3)
	7,000,000	7.625		02/01/15	4,550,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Health Care – Services – (continued)

Senior Housing Properties Trust (BBB-/Ba1)
$1,950,000	7.875%	04/15/15	$1,569,750
Tenet Healthcare Corp. (B/Caa1)
14,000,000	7.375	02/01/13	11,130,000
5,250,000	9.875	07/01/14	4,095,000
2,000,000	9.250	02/01/15	1,560,000
Tenet Healthcare Corp. (BB-/Ba3)(b)
5,000,000	9.000	05/01/15	4,825,000
4,375,000	10.000	05/01/18	4,189,062
U.S. Oncology, Inc. (B-/B2)
7,000,000	9.000	08/15/12	6,825,000
U.S. Oncology, Inc. (CCC+/B3)
1,875,000	10.750	08/15/14	1,734,375
United Surgical Partners International, Inc. (CCC+/Caa1)
5,000,000	8.875	05/01/17	3,887,500
Vanguard Health Holding Co. I (CCC+/Caa1)(f)
3,500,000	11.250	10/01/15	2,905,000
Vanguard Health Holding Co. II (CCC+/Caa1)
12,375,000	9.000	10/01/14	10,920,937
Ventas Realty LP (BBB-/Ba1)
2,000,000	9.000	05/01/12	1,995,000

			205,475,289

Home Construction – 0.5%
D. R. Horton, Inc. (BB-/Ba3)
4,750,000	5.375	06/15/12	4,013,750
4,000,000	5.250	02/15/15	3,040,000
2,500,000	5.625	01/15/16	1,925,000
K. Hovnanian Enterprises, Inc. (CC/Caa2)
1,000,000	6.250	01/15/15	270,000
3,450,000	7.500	05/15/16	914,250
4,000,000	8.625	01/15/17	1,080,000
K. Hovnanian Enterprises, Inc. (CCC+/B2)
5,000,000	11.500	05/01/13	3,487,500
Meritage Homes Corp. (B+/B1)
5,750,000	6.250	03/15/15	3,536,250

			18,266,750

Lodging – 0.7%
Gaylord Entertainment Co. (B-/Caa1)
4,825,000	8.000	11/15/13	3,184,500
Host Hotels & Resorts LP (BB+)
5,000,000	6.875	11/01/14	3,850,000
Host Hotels & Resorts LP (BB+/Ba1)
1,000,000	7.000	08/15/12	842,500
6,000,000	6.750	06/01/16	4,365,000
Host Marriott LP (BB+/Ba1)
9,250,000	7.125	11/01/13	7,492,500
7,375,000	6.375	03/15/15	5,365,313

			25,099,813

Media – 2.3%
DIRECTV Holdings LLC (BB/Ba3)
9,500,000	8.375	03/15/13	9,618,750
6,250,000	6.375	06/15/15	5,875,000
32,250,000	7.625	05/15/16	31,524,375

EchoStar DBS Corp. (BB-/Ba3)
5,500,000	6.375	10/01/11	5,335,000
8,000,000	7.000	10/01/13	7,440,000
4,500,000	6.625	10/01/14	4,016,250
7,000,000	7.750	05/31/15	6,431,250
6,525,000	7.125	02/01/16	5,839,875
Lamar Media Corp. (B/B2)
5,750,000	7.250	01/01/13	4,945,000
5,684,000	6.625	08/15/15	4,177,740
Lamar Media Corp. (BB/Ba3)(b)
1,250,000	9.750	04/01/14	1,212,500

			86,415,740

Media – Broadcasting & Radio – 0.5%
Bonten Media Acquisition Co. (CCC/Caa2)(b)(c)
3,500,000	9.000	06/01/15	603,750
Clear Channel Communications, Inc. (CCC/Ca)
4,750,000	6.250	03/15/11	950,000
6,000,000	5.750	01/15/13	930,000
10,000,000	5.500	09/15/14	1,450,000
5,750,000	5.500	12/15/16	805,000
CMP Susquehanna Corp. (D/Ca)
480,000	9.875	05/15/14	—
Fox Acquisition Sub LLC (CCC/Caa2)(b)
1,250,000	13.375	07/15/16	300,000
Liberty Media LLC (BB+/Ba2)
4,000,000	5.700	05/15/13	3,000,000
2,120,000	8.250	02/01/30	1,147,450
LIN Television Corp. (B-/B3)
8,750,000	6.500	05/15/13	4,470,625
Local TV Finance LLC (CCC/Caa3)(b)(c)
5,000,000	9.250	06/15/15	506,250
Radio One, Inc. (CCC/Caa2)
2,250,000	6.375	02/15/13	495,000
Univision Communications, Inc. (CCC/Caa2)(b)(c)
26,250,000	9.750	03/15/15	2,362,500

			17,020,575

Media – Cable – 4.2%
Adelphia Communications Corp.(a)
2,000,000	10.250	06/15/49	25,000
Atlantic Broadband Finance LLC (B-/Caa1)
4,500,000	9.375	01/15/14	3,543,750
Cablevision Systems Corp. (B+/B2)
12,000,000	8.000	04/15/12	11,670,000
CCH I Holdings LLC (D/Ca)(a)
8,000,000	11.000	10/01/15	880,000
CCO Holdings LLC/CCO Holdings Capital Corp. (D/Caa1)(a)
12,500,000	8.750	11/15/13	10,468,750
Charter Communications Holdings II (D/Caa2)(a)
15,000,000	10.250	09/15/10	13,350,000
Charter Communications Operating LLC (D/B3)(a)(b)
9,000,000	8.000	04/30/12	8,235,000
3,250,000	8.375	04/30/14	2,860,000
8,250,000	10.875	09/15/14	7,920,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Media – Cable – (continued)

CSC Holdings, Inc. (BB/B1)
	$8,300,000	6.750%		04/15/12	$7,968,000
	7,250,000	8.500	(b)	04/15/14	7,177,500
	17,600,000	8.500	(b)	06/15/15	17,204,000
	11,000,000	8.625	(b)	02/15/19	10,615,000
CSC Holdings, Inc. Series B (BB/B1)
	7,000,000	7.625		04/01/11	6,947,500
Frontier Vision(a)
	2,000,000	11.000		10/15/49	—
Kabel Deutschland GmbH (B/B2)
	5,750,000	10.625		07/01/14	5,778,750
Ono Finance II (CCC-/Caa2)
EUR	12,000,000	8.000		05/16/14	2,391,480
Ono Finance PLC (CCC-/Caa2)
	4,250,000	10.500		05/15/14	846,982
Rainbow National Services LLC (BB/B2)(b)
	$1,909,000	10.375		09/01/14	1,951,952
UPC Holding BV (B-/B2)
EUR	14,000,000	7.750		01/15/14	15,531,334
	10,625,000	8.625		01/15/14	12,210,664
	8,625,000	8.000		11/01/16	8,766,269

					156,341,931

Media – Diversified – 0.9%
CanWest MediaWorks, Inc. (D/Ca)
	9,000,000	8.000		09/15/12	1,755,000
Quebecor Media, Inc. (B/B2)
	8,660,000	7.750		03/15/16	6,581,600
Rogers Wireless Communications, Inc. (BB+/Ba1)
	5,370,000	8.000		12/15/12	5,443,838
Rogers Wireless Communications, Inc. (BBB-/Baa3)
	2,000,000	7.500		03/15/15	2,037,500
Videotron Ltee (BB-)(b)
	6,250,000	9.125		04/15/18	6,343,750
Videotron Ltee (BB-/Ba2)
	6,875,000	6.875		01/15/14	6,514,062
	1,000,000	6.375		12/15/15	905,000
	2,750,000	9.125	(b)	04/15/18	2,791,250

					32,372,000

Metals – 1.2%
AK Steel Corp. (BB-/Ba3)
	7,500,000	7.750		06/15/12	5,850,000
Aleris International, Inc. (D/WR)(a)
	8,500,000	9.000		12/15/14	5,100
	16,000,000	10.000		12/15/16	11,200
FMG Finance Pty Ltd. (B+/B1)(b)
	5,000,000	10.625		09/01/16	4,200,000
Freeport-McMoRan Copper & Gold, Inc. (BBB-/Ba2)
	2,500,000	7.084	(d)	04/01/15	2,049,316
	11,000,000	8.250		04/01/15	10,477,500
	6,000,000	8.375		04/01/17	5,565,000
GrafTech Finance, Inc. (Ba3)
	367,000	10.250		02/15/12	332,135
Noranda Aluminium Acquisition Corp. (D/C)(c)(d)
	7,375,000	6.595		05/15/15	2,138,750

Noranda Aluminium Holding Corp. (D/C)(c)(d)
	3,250,000	8.345		11/15/14	633,750
Novelis, Inc. (B/B3)
	13,500,000	7.250		02/15/15	5,332,500
SGL Carbon SE (BBB-/Ba1)(d)
EUR	1,250,000	3.209		05/16/15	1,137,614
Steel Dynamics, Inc. (BB+/Ba2)
	$6,500,000	7.375		11/01/12	5,102,500
	3,000,000	7.750	(b)	04/15/16	2,070,000
Tube City IMS Corp. (B-/B3)
	3,500,000	9.750		02/01/15	525,000

					45,430,365

Packaging – 3.5%
Ball Corp. (BB+/Ba1)
	3,000,000	6.625		03/15/18	2,910,000
Berry Plastics Corp. (B+/B1)(d)
	5,000,000	5.844		02/15/15	3,612,500
Berry Plastics Holding Corp. (CCC+/Caa1)
	2,500,000	5.195	(d)	09/15/14	1,050,000
	12,000,000	8.875		09/15/14	6,720,000
Berry Plastics Holding Corp. (CCC/Caa2)
	8,000,000	10.250		03/01/16	3,320,000
Beverage Packaging Holdings II SA/Luxembourg (B+/B2)
EUR	11,000,000	8.000		12/15/16	10,741,731
Beverage Packaging Holdings II SA/Luxembourg (B-/B3)
	17,000,000	9.500		06/15/17	10,954,307
Clondalkin Acquisition (B+/Ba3)(d)
	1,000,000	3.650		12/15/13	823,732
Clondalkin Industries BV (B-/B3)
	2,250,000	8.000		03/15/14	1,195,740
Consol Specialty Glass Ltd. (BB-/B1)
	7,000,000	7.625		04/15/14	5,905,627
Crown Americas LLC (B/B1)
	$11,875,000	7.750		11/15/15	11,875,000
Crown European Holdings SA (BB/Baa3)
EUR	1,500,000	6.250		09/01/11	1,933,113
Gerresheimer Holdings GMBH (BB+/B1)
	4,800,000	7.875		03/01/15	6,122,188
Graham Packaging Co., Inc. (CCC+/Caa1)
	$4,500,000	8.500		10/15/12	3,476,250
	22,643,000	9.875		10/15/14	14,604,735
Graphic Packaging International, Inc. (B-/B3)
	15,000,000	9.500		08/15/13	10,725,000
Impress Holdings BV (B-/B3)
EUR	14,750,000	9.250		09/15/14	12,933,921
Impress Holdings BV (BB-/Ba3)(d)
	$1,000,000	4.219	(b)	09/15/13	753,750
EUR	5,000,000	5.737		09/15/13	5,048,680
OI European Group BV (BB/Ba3)
	750,000	6.875		03/31/17	856,947
Owens Brockway Glass Container (BB/Ba3)
	2,500,000	8.250		05/15/13	2,518,750
	1,000,000	6.750		12/01/14	965,000
EUR	4,750,000	6.750		12/01/14	5,679,765

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Packaging – (continued)

Plastipak Holdings, Inc. (B/B3)(b)
	$3,165,000	8.500%		12/15/15	$2,247,150
Pregis Corp. (CCC+/Caa2)
	7,000,000	12.375		10/15/13	3,255,000
Stichting Participatie Impress Cooperatieve UA(c)
EUR	1,049,797	17.000		09/29/49	376,585
Tekni-Plex, Inc. (WR)
	$2,500,000	10.875		08/15/12	1,481,250

					132,086,721

Paper – 1.6%
Boise Cascade LLC (B+/B2)
	3,732,000	7.125		10/15/14	1,530,120
Catalyst Paper Corp. (B-/B2)
	3,500,000	8.625		06/15/11	1,566,250
	1,500,000	7.375		03/01/14	540,000
Georgia-Pacific Corp. (B+/B2)
	8,500,000	8.125		05/15/11	8,457,500
	1,000,000	9.500		12/01/11	998,750
	1,500,000	7.700		06/15/15	1,353,750
	1,250,000	8.000		01/15/24	990,625
	2,750,000	7.750		11/15/29	2,021,250
Georgia-Pacific Corp. (BB-/Ba3)(b)
	16,250,000	7.000		01/15/15	15,193,750
	12,000,000	7.125		01/15/17	11,160,000
Jefferson Smurfit Corp. (D/WR)(a)
	6,000,000	8.250		10/01/12	750,000
	1,750,000	7.500		06/01/13	223,125
NewPage Corp. (B-/B2)
	8,000,000	10.000		05/01/12	2,800,000
Smurfit Kappa Funding PLC (B+/B2)
	3,500,000	7.750		04/01/15	2,043,125
EUR	6,000,000	7.750		04/01/15	5,540,262
Smurfit-Stone Container Enterprises, Inc. (D/WR)(a)
	$8,500,000	8.000		03/15/17	1,020,000
Stone Container Finance (D/WR)(a)
	2,250,000	7.375		07/15/14	354,375
Verso Paper Holdings LLC, Inc. (B+/B2)
	5,000,000	9.125		08/01/14	1,925,000
Verso Paper Holdings LLC, Inc. (CCC+/B3)
	4,000,000	11.375		08/01/16	960,000

					59,427,882

Printing – 0.1%
SGS International, Inc. (B-/B3)
	4,750,000	12.000		12/15/13	2,600,625
Valassis Communications, Inc. (CCC+/B3)
	5,000,000	8.250		03/01/15	2,175,000

					4,775,625

Publishing – 1.6%
Cengage Learning Acquisitions, Inc. (CCC+/Caa2)(b)
	20,750,000	10.500		01/15/15	10,582,500
Dex Media West Finance Co. (CCC+/B3)
	1,800,000	8.500		08/15/10	936,000

Dex Media West LLC (CCC-/Caa1)
	6,744,000	9.875		08/15/13	1,551,120
Dex Media, Inc. (CCC-/Caa2)
	1,250,000	8.000		11/15/13	156,250
	12,750,000	9.000	(f)	11/15/13	1,593,750
Idearc, Inc. (D/WR)(a)
	5,000,000	8.000		11/15/16	131,250
Lighthouse International Co. SA (BB-/B3)
EUR	9,000,000	8.000		04/30/14	4,484,025
Morris Publishing Group LLC (D/C)
	$4,500,000	7.000		08/01/13	208,125
Nielsen Finance LLC Co. (B-/Caa1)
	3,500,000	11.625	(b)	02/01/14	3,167,500
EUR	1,500,000	9.000		08/01/14	1,414,959
	$18,000,000	10.000		08/01/14	15,570,000
Nielsen Finance LLC Co. (CCC+/Caa1)(f)
	20,000,000	12.500		08/01/16	8,500,000
R.H. Donnelley Corp. (CCC-/B3)(b)
	2,820,000	11.750		05/15/15	366,600
R.H. Donnelley Corp. (CCC-/Caa3)
	5,555,000	6.875		01/15/13	305,525
	4,000,000	8.875		01/15/16	230,000
	3,000,000	8.875		10/15/17	172,500
The Nielsen Co. (CCC+/Caa1)(f)
EUR	10,000,000	11.125		08/01/16	4,450,810
Truvo Subsidiary Corp. (CCC/Caa2)
	17,750,000	8.500		12/01/14	4,598,616

					58,419,530

Real Estate – 0.2%
Fontainebleau Las Vegas Holdings Corp. LLC (CC/Ca)(b)
	$3,000,000	11.000		06/15/15	127,500
Realogy Corp. (C/Ca)
	7,000,000	10.500		04/15/14	1,960,000
	1,911,562	11.000	(c)	04/15/14	305,850
Rouse Co. LP/TRC Co-Issuer, Inc. (D/C)(b)
	3,000,000	6.750		05/01/13	855,000
Ventas, Inc. (BBB-/Ba1)(b)
	6,000,000	3.875		11/15/11	5,090,250

					8,338,600

Restaurants – 0.3%
NPC International, Inc. (CCC+/Caa1)
	6,850,000	9.500		05/01/14	5,291,625
OSI Restaurant Partners, Inc. (CCC/Caa3)
	10,000,000	10.000		06/15/15	3,500,000
Seminole Hard Rock Entertainment, Inc. (BB/B1)(b)(d)
	5,750,000	3.820		03/15/14	2,760,000

					11,551,625

Retailers – 0.8%
AutoNation, Inc. (BB+/Ba2)
	745,000	7.000		04/15/14	659,325
Burlington Coat Factory Warehouse Corp. (CCC/Caa1)
	3,000,000	11.125		04/15/14	915,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Retailers – (continued)

Edcon Proprietary Ltd. (BB-/B2)(d)
EUR	13,000,000	4.900%	06/15/14	$6,476,925
General Nutrition Centers, Inc. (CCC/Caa1)(d)
	$10,500,000	6.404	03/15/14	6,562,500
Michaels Stores, Inc. (CCC/Caa2)
	9,500,000	10.000	11/01/14	4,488,750
Michaels Stores, Inc. (CCC/Caa3)
	11,000,000	11.375	11/01/16	4,070,000
Neiman-Marcus Group, Inc. (B-/Caa3)
	14,500,000	10.375	10/15/15	4,567,500
Neiman-Marcus Group, Inc. (B/Caa2)(c)
	7,000,000	9.000	10/15/15	2,187,500

				29,927,500

Retailers – Food & Drug – 0.7%
Ahold Lease USA, Inc. (BBB-/Baa3)(f)
	821,619	7.820	01/02/20	680,917
	1,931,517	8.620	01/02/25	1,581,429
Dole Food Co., Inc. (B-/B2)(b)
	10,500,000	13.875	03/15/14	10,237,500
Ingles Markets, Inc. (B+/B2)
	4,915,000	8.875	12/01/11	4,779,838
Rite Aid Corp. (B-/Caa2)
	5,500,000	7.500	03/01/17	2,805,000
Rite Aid Corp. (CCC/Caa3)
	4,625,000	9.375	12/15/15	1,063,750
	5,000,000	9.500	06/15/17	1,162,500
Supervalu, Inc. (B+/Ba3)
	5,000,000	7.500	11/15/14	4,875,000

				27,185,934

Services Cyclical – Business Services – 1.4%
ACCO Brands Corp. (B/Caa2)
	8,250,000	7.625	08/15/15	1,567,500
Carlson Wagonlit BV (CCC+/Caa1)(d)
EUR	9,000,000	7.851	05/01/15	1,674,036
Cornell Co., Inc. (B/B2)
	$1,500,000	10.750	07/01/12	1,395,000
Corrections Corp. of America (BB/Ba2)
	2,000,000	7.500	05/01/11	1,995,000
	1,625,000	6.250	03/15/13	1,555,938
Great Lakes Dredge & Dock Co. (B-/Caa1)
	5,440,000	7.750	12/15/13	4,352,000
Iron Mountain, Inc. (B+/B2)
	3,000,000	8.625	04/01/13	3,015,000
	1,500,000	6.625	01/01/16	1,391,250
EUR	500,000	6.750	10/15/18	544,726
	$5,750,000	8.000	06/15/20	5,361,875
ISS Global A/S (B)
EUR	3,500,000	4.750	09/18/10	3,999,086
ISS Holdings A/S (B/Caa1)
	10,015,000	8.875	05/15/16	7,584,379
Savcio Holdings Ltd. (B+/B2)
	2,000,000	8.000	02/15/13	1,594,320

West Corp. (B-/Caa1)
	12,500,000	9.500	10/15/14	8,656,250
	14,250,000	11.000	10/15/16	9,476,250

				54,162,610

Services Cyclical – Consumer Services – 0.2%
Service Corp. International (BB-/B1)
	1,750,000	6.750	04/01/16	1,522,500
	2,125,000	7.000	06/15/17	1,811,563
	4,000,000	7.625	10/01/18	3,450,000

				6,784,063

Services Cyclical – Rental Equipment – 1.0%
Ahern Rentals, Inc. (B/Caa3)
	3,000,000	9.250	08/15/13	1,050,000
Ashtead Capital, Inc. (B/B1)(b)
	3,000,000	9.000	08/15/16	1,717,500
Ashtead Holdings PLC (B/B1)(b)
	2,000,000	8.625	08/01/15	1,137,500
Europcar Groupe SA (B+/B3)(d)
EUR	4,000,000	5.459	05/15/13	1,222,312
Europcar Groupe SA (B/Caa1)
	3,250,000	8.125	05/15/14	820,410
Hertz Corp. (CCC+/B1)
	1,750,000	7.875	01/01/14	1,011,397
	$10,725,000	8.875	01/01/14	6,435,000
Hertz Corp. (CCC+/B2)
	10,000,000	10.500	01/01/16	4,350,000
RSC Equipment Rental, Inc. (B-/Caa1)
	16,250,000	9.500	12/01/14	8,043,750
United Rentals North America, Inc. (B/Caa1)
	7,000,000	7.750	11/15/13	3,780,000
	5,750,000	7.000	02/15/14	2,990,000
United Rentals North America, Inc. (BB-/B2)
	5,000,000	6.500	02/15/12	3,975,000

				36,532,869

Technology – Hardware – 0.9%
Avago Technologies (B/B3)
	7,120,000	11.875	12/01/15	5,482,400
Avago Technologies Finance Corp. (BB-/B1)
	12,500,000	10.125	12/01/13	10,875,000
Flextronics International Ltd. (BB-/Ba2)
	5,000,000	6.500	05/15/13	4,400,000
Freescale Semiconductor, Inc. (CCC/Caa2)
	5,000,000	8.875	12/15/14	1,050,000
	14,825,000	9.125 (c)	12/15/14	1,111,875
Freescale Semiconductor, Inc. (CCC/Caa3)
	8,000,000	10.125	12/15/16	1,400,000
Lucent Technologies, Inc. (B+/B1)
	11,000,000	6.450	03/15/29	4,152,500
Nortel Networks Ltd. (D/WR)(a)
	1,000,000	5.34	07/15/11	160,000
	4,750,000	10.125	07/15/13	890,625
	3,000,000	10.750	07/15/16	585,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)
Technology – Hardware – (continued)

NXP BV/NXP Funding LLC (CCC+/C)
	$750,000	3.844	(d)%	10/15/13	$126,563
EUR	1,500,000	5.362	(d)	10/15/13	318,864
	$4,625,000	7.875		10/15/14	1,063,750
NXP BV/NXP Funding LLC (CCC/C)
EUR	3,500,000	8.625		10/15/15	395,258
	$9,000,000	9.500		10/15/15	900,000
Spansion, Inc. (D/WR)(a)(b)
	6,000,000	11.250		01/15/16	135,000
Xerox Corp. (BBB/Baa2)
	2,000,000	7.625		06/15/13	1,808,327

					34,855,162

Technology – Software/Services – 1.9%
Expedia, Inc. (BB/Ba2)(b)
	5,000,000	8.500		07/01/16	4,250,000
First Data Corp. (B-/B3)
	19,500,000	9.875		09/24/15	11,383,125
Sabre Holdings Corp. (CCC+/Caa1)
	10,000,000	8.350		03/15/16	3,650,000
Serena Software, Inc. (CCC+/Caa1)
	5,291,000	10.375		03/15/16	3,134,917
Sungard Data Systems, Inc. (B-/Caa1)
	28,250,000	10.250		08/15/15	20,057,500
Sungard Data Systems, Inc. (B/Caa1)
	14,001,000	9.125		08/15/13	12,250,875
	6,000,000	10.625	(b)	05/15/15	5,280,000
Travelport, Inc. (B/B3)
EUR	2,000,000	6.460	(d)(e)	09/01/14	876,876
	$15,750,000	9.875		09/01/14	6,221,250
Travelport, Inc. (Caa1)(e)
EUR	375,000	10.875		09/01/16	109,610
Travelport, Inc. (CCC+/Caa1)
	$11,000,000	11.875		09/01/16	3,300,000

					70,514,153

Telecommunications – 3.4%
BCM Ireland Finance Ltd. (B-/B3)(d)
EUR	3,000,000	6.959		08/15/16	1,255,527
Citizens Communications Co. (BB/Ba2)
	$10,250,000	9.250		05/15/11	10,403,750
	8,500,000	6.250		01/15/13	7,756,250
Frontier Communications Corp. (BB/Ba2)
	17,375,000	6.625		03/15/15	14,812,188
Level 3 Financing, Inc. (CCC/Caa1)
	2,000,000	12.250		03/15/13	1,500,000
	10,250,000	9.250		11/01/14	7,072,500
Nordic Telephone Co. Holdings (B+/B1)
EUR	25,000,000	8.250		05/01/16	27,734,525
	$9,500,000	8.875	(b)	05/01/16	8,787,500
Qwest Capital Funding, Inc. (B+/B1)
	750,000	7.000		08/03/09	750,000
	8,750,000	7.900		08/15/10	8,531,250
Qwest Communications International, Inc. (B+/Ba3)
	3,000,000	7.500		02/15/14	2,595,000
Qwest Communications International, Inc. Series B (B+/Ba3)
	1,750,000	7.500		02/15/14	1,540,000

Qwest Corp. (BBB-/Ba1)
	9,000,000	8.875		03/15/12	8,887,500
	1,450,000	7.500		10/01/14	1,319,500
TDC A/S (BB-/Ba3)
EUR	460,000	6.500		04/19/12	577,542
Virgin Media Finance PLC (B-/B2)
	2,750,000	8.750		04/15/14	3,233,480
Windstream Corp. (BB/Ba3)
	$13,000,000	8.125		08/01/13	12,837,500
	8,000,000	8.625		08/01/16	7,880,000
	2,200,000	7.000		03/15/19	1,930,500

					129,404,512

Telecommunications – Cellular – 4.6%
American Tower Corp. (BB+/Ba1)
	5,000,000	7.125		10/15/12	5,050,000
	5,000,000	7.000		10/15/17	4,950,000
Centennial Cellular Communications (B/B2)
	1,500,000	10.125		06/15/13	1,552,500
Crown Castle International Corp. (B/B1)
	9,000,000	9.000		01/15/15	9,022,500
Digicel Group Ltd. (B1)(b)
	8,000,000	9.250		09/01/12	7,200,000
Digicel Group Ltd. (Caa1)(b)
	20,250,000	8.875		01/15/15	13,061,250
	8,073,000	9.125	(c)	01/15/15	4,904,348
Digicel SA (B1)(b)
	5,500,000	12.000		04/01/14	5,136,056
Hellas Telecommunications III (CCC/Caa2)
EUR	7,250,000	8.500		10/15/13	2,841,543
Hellas Telecommunications Luxembourg II (CCC/Caa3)(d)
	10,000,000	8.612		01/15/15	2,192,190
Hellas Telecommunications Luxembourg V (B-/B3)(d)
	1,500,000	6.112		10/15/12	966,556
Nextel Communications, Inc. (BB/Ba2)
	$1,000,000	5.250		01/15/10	967,100
	1,000,000	6.875		10/31/13	565,000
	3,000,000	5.950		03/15/14	1,665,000
	14,000,000	7.375		08/01/15	7,472,500
Orascom Telecom Finance SCA (CCC+/B2)(b)
	17,250,000	7.875		02/08/14	11,040,000
Sprint Capital Corp. (BB/Ba2)
	5,500,000	7.625		01/30/11	5,073,750
	14,000,000	8.375		03/15/12	12,565,000
	19,500,000	6.900		05/01/19	13,747,500
	14,000,000	8.750		03/15/32	9,380,000
Sprint Nextel Corp. (BB/Ba2)
	14,500,000	6.000		12/01/16	10,295,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)(b)
	5,000,000	9.125		04/30/18	3,037,500
Wind Acquisition Finance SA (BB-/B2)
EUR	20,250,000	9.750		12/01/15	23,541,131
	16,500,000	10.750	(b)	12/01/15	16,170,000

					172,396,424

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Bonds – (continued)

Telecommunications – Satellites – 2.0%
Inmarsat Finance II PLC (BB-/B1)(f)
	$6,000,000	10.375%		11/15/12	$6,150,000
Inmarsat Finance PLC (BB/Ba3)
	1,395,000	7.625		06/30/12	1,349,663
Intelsat Bermuda Ltd. (CCC+/Caa2)
	10,000,000	11.250		06/15/16	9,650,000
	2,000,000	11.250	(b)(f)	02/04/17	1,620,000
	7,250,000	11.500	(b)(c)	02/04/17	3,733,750
Intelsat Intermediate Holding Co. Ltd. (CCC+/Caa1)(b)(f)
	10,500,000	9.500		02/01/15	8,505,000
Intelsat Jackson Holdings Ltd. (BB-/B3)(b)
	5,000,000	9.500		06/15/16	4,712,500
Intelsat Ltd. (CCC+/Caa3)
	10,500,000	7.625		04/15/12	8,806,875
Intelsat Subsidiary Holding Co. Ltd. (BB-/B3)(b)
	14,500,000	8.500		01/15/13	13,630,000
	17,500,000	8.875		01/15/15	16,231,250

					74,389,038

Textiles & Apparel – 0.2%
Oxford Industries, Inc. (B+/B2)
	3,500,000	8.875		06/01/11	2,537,500
Propex Fabrics, Inc. (WR)(a)
	2,500,000	10.000		12/01/12	12,500
Quiksilver, Inc. (CCC/Caa1)
	8,750,000	6.875		04/15/15	3,259,375
Warnaco, Inc. (BB+/Ba3)
	2,000,000	8.875		06/15/13	1,885,000

					7,694,375

Tobacco – 0.1%
Alliance One International, Inc. (B+/B2)
	1,000,000	8.500		05/15/12	837,500
	4,500,000	11.000		05/15/12	4,185,000

					5,022,500

Transportation – 0.1%
Stena AB (BB+/Ba2)
EUR	3,250,000	6.125		02/01/17	2,115,795

Utilities – Distribution – 0.6%
AmeriGas Partners LP (Ba3)
	$3,750,000	7.250		05/20/15	3,571,875
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (Ba3)
	8,000,000	7.125		05/20/16	7,540,000
Ferrellgas Finance LP (B+/Ba3)
	438,000	6.750		05/01/14	370,110
Inergy LP/Inergy Finance Corp. (B+/B1)
	3,550,000	6.875		12/15/14	3,266,000
	3,000,000	8.250		03/01/16	2,857,500
Suburban Propane Partners LP (B+/B1)
	6,250,000	6.875		12/15/13	5,937,500

					23,542,985

Utilities – Electric – 5.5%
Allegheny Energy Supply Co. LLC (BBB-/Baa3)(b)
	5,000,000	8.250		04/15/12	4,875,000
Dynegy Holdings, Inc. (B/B3)
	3,000,000	8.750		02/15/12	2,617,500
	4,500,000	7.500		06/01/15	3,071,250
	4,250,000	8.375		05/01/16	2,890,000
	1,500,000	7.125		05/15/18	802,500
	7,000,000	7.750		06/01/19	4,550,000
Edison Mission Energy (BB-/B1)
	2,750,000	7.500		06/15/13	2,172,500
	15,000,000	7.750		06/15/16	11,437,500
	12,750,000	7.000		05/15/17	9,243,750
	7,000,000	7.200		05/15/19	4,900,000
Elwood Energy LLC (BB/Ba1)
	2,060,400	8.159		07/05/26	1,586,508
Intergen NV (BB-/Ba3)(b)
	4,500,000	9.000		06/30/17	4,050,000
Ipalco Enterprises, Inc. (BB/Ba1)
	1,500,000	8.625		11/14/11	1,425,000
Midwest Generation LLC (BB+/Baa3)
	182,549	8.300		07/02/09	180,267
	4,174,001	8.560		01/02/16	3,871,386
Mirant Americas Generation LLC (B-/B3)
	8,750,000	8.300		05/01/11	8,509,375
Mirant Mid-Atlantic LLC (BB/Ba1)
	2,236,320	9.125		06/30/17	2,068,596
Mirant North America LLC (B-/B1)
	12,500,000	7.375		12/31/13	11,312,500
NiSource Finance Corp. (BBB-/Baa3)
	5,998,000	7.875		11/15/10	5,908,496
	5,000,000	6.150		03/01/13	4,309,623
	2,000,000	5.400		07/15/14	1,598,417
	2,750,000	10.750		03/15/16	2,846,745
	6,275,000	6.400		03/15/18	5,028,281
	4,750,000	6.800		01/15/19	3,768,668
	5,000,000	5.450		09/15/20	3,709,217
NRG Energy, Inc. (B/B1)
	20,725,000	7.250		02/01/14	19,481,500
	21,625,000	7.375		02/01/16	20,111,250
	6,000,000	7.375		01/15/17	5,535,000
Orion Power Holdings, Inc. (BB/Ba3)
	3,500,000	12.000		05/01/10	3,605,000
Reliant Energy, Inc. (B+/B1)
	6,500,000	7.625		06/15/14	5,200,000
	9,250,000	7.875		06/15/17	7,353,750
The AES Corp. (BB-/B1)
	5,500,000	9.500		06/01/09	5,500,000
	5,250,000	9.375		09/15/10	5,171,250
	8,000,000	7.750		10/15/15	6,960,000
	9,500,000	9.750	(b)	04/15/16	8,930,000
	8,500,000	8.000		10/15/17	7,310,000
	6,250,000	8.000	(b)	06/01/20	5,125,000

					207,015,829

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)

Utilities – Pipelines – 2.6%
El Paso Corp. (BB-/Ba3)
$4,000,000	12.000%	12/12/13	$4,240,000
5,000,000	8.250	02/15/16	4,700,000
11,500,000	7.000	06/15/17	9,818,125
3,500,000	7.250	06/01/18	2,983,750
2,000,000	7.800	08/01/31	1,500,000
El Paso Natural Gas Co. (BB/Baa3)
3,125,000	8.625	01/15/22	3,040,703
2,375,000	7.500	11/15/26	2,060,461
4,250,000	8.375	06/15/32	4,127,861
Energy Transfer Partners LP (BBB-/Baa3)(e)
4,000,000	9.700	03/15/19	4,230,792
Enterprise Products Operating LLP (BB/Ba1)(d)
3,750,000	8.375	08/01/66	2,470,261
3,285,000	7.034	01/15/68	2,003,028
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (B+/B2)
7,250,000	8.500	07/15/16	5,165,625
Regency Energy Partners (B/B1)
6,598,000	8.375	12/15/13	5,641,290
Southern Natural Gas Co. (BB/Baa3)
3,000,000	7.350	02/15/31	2,564,473
3,000,000	8.000	03/01/32	2,789,127
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750	03/01/16	835,000
Targa Resources Partners LP (B/B2)(b)
2,750,000	8.250	07/01/16	1,980,000
Targa Resources, Inc. (CCC+/B3)
9,055,000	8.500	11/01/13	5,614,100
Tennessee Gas Pipeline Co. (BB/Baa3)
250,000	7.500	04/01/17	240,856
3,000,000	7.000	10/15/28	2,534,025
3,750,000	8.375	06/15/32	3,642,230
1,500,000	7.625	04/01/37	1,322,949
The Williams Cos., Inc. (BB+/Baa3)
5,000,000	8.125	03/15/12	5,075,000
7,250,000	7.625	07/15/19	6,833,125
2,750,000	8.750 (b)	01/15/20	2,750,000
11,000,000	7.875	09/01/21	10,257,500
1,000,000	7.500	01/15/31	800,000

			99,220,281

TOTAL CORPORATE BONDS
(Cost $4,574,855,004)			$3,180,528,336

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stocks – 0.1%

Lucent Technologies Capital Trust I
1,000	7.750%	03/15/17	$283,000
Pliant Corp.(c)
2,796	13.000	09/01/09	56
Preferred Blocker, Inc.(b)
7,813	7.000	12/31/11	1,555,520

Spanish Broadcasting Systems, Inc.(c)(e)
115,016	10.750	10/15/13	15

TOTAL PREFERRED STOCKS
(Cost $8,894,040)			$1,838,591

Shares	Description	Value

Common Stocks – 0.1%

1,996,917	Adelphia Recovery Trust Series ACC-1(a)	$12,980
24,334	Axiohm Transaction Solutions, Inc.(a)	243
195,700	Huntsman Corp.	612,541
8,366	iPCS, Inc.(a)	81,234
1,656	Nycomed(a)	22
567,500	Parmalat SpA(b)	1,168,653
351	Pliant Corp.(a)	4
33,975	Polymer Group, Inc.(a)	157,984
2,500	Port Townsend Holdings Co., Inc.(a)	912,500
20,372	Smurfit Kappa Funding PLC	37,148
103,389	Viasystems Group, Inc.(a)	1,033,890
1,051	Zemex Minerals Group, Inc.(a)	—

TOTAL COMMON STOCKS
(Cost $13,649,832)		$4,017,199

	Expiration
Units	Date	Value

Warrants(a) – 0.0%

APP China Group Ltd
2,731	03/15/10	$—
Atrium Corp.
131,305	12/31/12	—
Avecia Group PLC (Ordinary)(b)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(b)
40,000	01/01/10	400
Merrill Corp. Class A(b)
1,500	05/01/09	15
Parmalat SpA(b)
650	12/31/15	1,339

TOTAL WARRANTS
(Cost $1,028,071)		$2,154

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2009

Shares	Description	Value

Special Purpose Entity(a) – 0.0%

526,991	Adelphia Recovery Trust
(Cost $63,727)		$13,175

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 84.7%
(Cost $4,598,490,674)		$3,186,399,455

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(h) – 12.5%

Joint Repurchase Agreement Account II
$472,000,000	0.273%	04/01/09	$472,000,000
Maturity Value: $472,003,579
(Cost $472,000,000)

TOTAL INVESTMENTS – 97.2%
(Cost $5,070,490,674)			$3,658,399,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			104,726,410

NET ASSETS – 100.0%			$3,763,125,865

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $467,218,651, which represents approximately 12.4% of net assets as of March 31, 2009.

(c)	Pay-in-kind securities.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2009.

(h)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 67.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.7%
Agriculture	0.6
Automotive	3.3
Banks	0.1
Building Materials	1.4
Capital Goods	2.0
Chemicals	2.9
Conglomerates	1.0
Construction Machinery	0.3
Consumer Products	4.3
Defense	1.1
Energy	5.5
Entertainment & Leisure	0.4
Environmental	1.2
Finance	1.4
Food	2.4
Gaming	3.0
Health Care	9.4
Home Construction	0.5
Lodging	0.7
Media	7.9
Metals	1.2
Packaging	3.5
Paper	1.6
Printing	0.1
Publishing	1.6
Real Estate	0.2
Restaurants	0.3
Retailers	1.5
Services Cyclical	2.6
Short-Term Investments#	15.3
Technology	2.9
Telecommunications	10.0
Textiles & Apparel	0.2
Tobacco	0.1
Transportation	0.1
Utilities	8.7

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-Term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Sale	05/12/09	$8,129,808	$7,895,232	$234,576
Euro	Purchase	05/12/09	19,952,008	20,978,607	1,026,599
Euro	Sale	05/12/09	22,010,267	21,592,334	417,933

TOTAL					$1,679,108

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Sale	05/12/09	$433,506,779	$444,793,152	$(11,286,373)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 85.9%

Banks – 12.2%
ANZ Capital Trust I(a)(b)
$850,000	4.484%	12/15/49	$694,139
ANZ Capital Trust II(a)(b)
800,000	5.360	12/29/49	487,090
Astoria Financial Corp.(b)
225,000	5.750	10/15/12	188,297
Citigroup, Inc.
2,700,000	5.300	10/17/12	2,379,799
1,750,000	5.500	04/11/13	1,537,501
1,425,000	6.125	05/15/18	1,229,970
500,000	5.875	05/29/37	383,967
2,025,000	6.875	03/05/38	1,705,951
HBOS PLC(a)(b)(c)
1,750,000	5.375	11/01/49	879,697
HSBC Bank USA NA
1,790,000	5.625	08/15/35	1,480,029
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610	06/27/49	374,259
JPMorgan Chase & Co.(b)(c)
1,225,000	7.900	04/30/49	787,234
JPMorgan Chase Capital Co. Series T(b)
1,650,000	6.550	09/29/36	1,030,696
Manufacturers & Traders Trust Co.(b)(c)
1,495,000	5.585	12/28/20	1,105,742
MUFG Capital Finance 1 Ltd.(b)(c)
3,025,000	6.346	07/25/49	2,117,500
Nordea Bank Sweden AB(a)(b)(c)
2,380,000	8.950	11/12/49	1,139,435
Northern Trust Co.
1,625,000	6.500	08/15/18	1,669,428
PNC Bank NA
1,000,000	4.875	09/21/17	853,907
850,000	6.000	12/07/17	780,800
RBS Capital Trust II(b)(c)
1,000,000	5.512	09/30/49	400,000
Resona Bank Ltd.(a)(b)(c)
1,475,000	5.850	04/15/49	704,312
Santander Issuances SA Unipersonal(a)(b)(c)
700,000	5.805	06/20/16	520,664
Sovereign Bank(b)(c)
455,000	2.880	08/01/13	345,178
Sumitomo Mitsui Banking Corp.(a)(b)(c)
450,000	5.625	10/15/49	285,080
Wachovia Bank NA
1,450,000	7.800	08/18/10	1,429,074
1,300,000	6.600	01/15/38	1,011,668
Wachovia Corp.
4,844,000	5.500	05/01/13	4,522,217

			30,043,634

Brokerage – 7.3%
Bear Stearns & Co., Inc.
5,600,000	6.400	10/02/17	5,408,370
925,000	7.250	02/01/18	947,179
Merrill Lynch & Co., Inc.
5,386,000	5.450	02/05/13	4,357,675
1,200,000	6.400	08/28/17	860,103
Morgan Stanley & Co.(b)
5,625,000	6.250	08/28/17	5,232,797
1,225,000	6.625	04/01/18	1,168,758

			17,974,882

Captive Financial(b) – 0.6%
Nelnet, Inc.
1,760,000	5.125	06/01/10	1,370,758

Consumer Products – Industrial(b)(d) – 0.3%
Allied Waste Industries, Inc.
840,000	4.250	04/15/34	766,321

Distributor(a)(b) – 0.4%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000	06/01/16	929,357

Electric – 8.2%
Arizona Public Service Co.(b)
500,000	6.250	08/01/16	436,253
Commonwealth Edison Co.(b)
2,000,000	6.150	09/15/17	1,900,648
1,025,000	5.900	03/15/36	839,370
Electricite de France(a)
3,275,000	6.950	01/26/39	3,246,059
FirstEnergy Corp.(b)
3,225,000	7.375	11/15/31	2,624,421
MidAmerican Energy Holdings Co.(b)
2,475,000	5.750	04/01/18	2,434,816
Nevada Power Co.(b)
2,400,000	7.125	03/15/19	2,356,265
NiSource Finance Corp.(b)(c)
500,000	1.821	11/23/09	477,047
Pacific Gas and Electric Co.(b)
2,275,000	6.050	03/01/34	2,226,188
Progress Energy, Inc.(b)
1,550,000	7.050	03/15/19	1,579,177
1,000,000	7.000	10/30/31	923,519
Public Service Co. of Oklahoma Series G(b)
1,650,000	6.625	11/15/37	1,316,512

			20,360,275

Energy(b) – 4.8%
EnCana Corp.
2,325,000	6.500	02/01/38	1,998,640
Kerr-McGee Corp.
600,000	6.950	07/01/24	459,755
Petro-Canada
2,150,000	6.050	05/15/18	1,848,813
Transocean, Inc.
2,425,000	6.000	03/15/18	2,284,641
Valero Energy Corp.
2,000,000	6.125	06/15/17	1,719,802

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Energy(b) – (continued)

XTO Energy, Inc.
$1,437,000	6.500%	12/15/18	$1,427,657
2,350,000	6.750	08/01/37	2,138,772

			11,878,080

Entertainment – 0.5%
Time Warner Entertainment Co.
1,290,000	8.375	03/15/23	1,249,108

Environmental(b) – 0.8%
Waste Management, Inc.
725,000	7.375	03/11/19	739,445
1,403,000	7.375	05/15/29	1,274,373

			2,013,818

Food & Beverage – 3.6%
Anheuser-Busch InBev Worldwide, Inc.(a)(b)
3,300,000	7.750	01/15/19	3,290,433
1,200,000	8.200	01/15/39	1,177,481
Bacardi Ltd.(a)(b)
1,200,000	7.450	04/01/14	1,203,547
Cargill, Inc.(a)(b)
1,250,000	6.000	11/27/17	1,174,398
General Mills, Inc.(b)
1,175,000	5.650	02/15/19	1,196,213
Kraft Foods, Inc.
750,000	6.500	08/11/17	772,304

			8,814,376

Health Care(b) – 0.6%
McKesson Corp.
1,500,000	7.500	02/15/19	1,592,096

Life Insurance – 1.8%
Nationwide Life Global Funding I(a)
2,450,000	5.450	10/02/12	2,182,185
Phoenix Life Insurance Co.(a)(b)
2,600,000	7.150	12/15/34	370,500
Reinsurance Group of America, Inc.
625,000	6.750	12/15/11	542,049
Symetra Financial Corp.(a)(b)
1,600,000	6.125	04/01/16	1,242,459
725,000	8.300 (c)	10/15/37	216,867

			4,554,060

Media–Cable – 5.6%
British Sky Broadcasting Group PLC(a)(b)
1,975,000	6.100	02/15/18	1,718,582
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375	03/15/13	2,365,612
1,350,000	9.455	11/15/22	1,483,002
Cox Communications, Inc.(a)(b)
2,000,000	6.250	06/01/18	1,776,672
350,000	8.375	03/01/39	328,387
Rogers Communications, Inc.(b)
2,500,000	6.800	08/15/18	2,498,695
Time Warner Cable, Inc.(b)
1,300,000	5.400	07/02/12	1,255,730
1,075,000	8.750	02/14/19	1,141,463
1,250,000	8.250	04/01/19	1,284,527

			13,852,670

Media-Non Cable(b) – 2.3%
News America, Inc.
1,675,000	6.650	11/15/37	1,269,577
Reed Elsevier Capital, Inc.
3,375,000	8.625	01/15/19	3,460,421
Thomson Reuters Corp.
1,025,000	6.500	07/15/18	954,847

			5,684,845

Metals & Mining(b) – 0.7%
ArcelorMittal
1,925,000	6.125	06/01/18	1,392,643
Xstrata Canada Corp.
500,000	7.250	07/15/12	415,000

			1,807,643

Noncaptive-Financial – 3.3%
American General Finance Corp.(d)
1,225,000	8.450	10/15/09	857,500
Countrywide Home Loans, Inc.
3,025,000	5.625	07/15/09	3,007,225
954,000	4.125	09/15/09	949,230
General Electric Capital Corp.
2,150,000	6.875	01/10/39	1,753,519
SLM Corp.
2,750,000	5.400	10/25/11	1,705,000

			8,272,474

Pharmaceuticals(b) – 3.8%
Pfizer, Inc.
4,700,000	6.200	03/15/19	5,008,875
Roche Holdings, Inc.(a)
3,500,000	6.000	03/01/19	3,602,413
625,000	7.000	03/01/39	654,012

			9,265,300

Pipelines(b) – 6.7%
Energy Transfer Partners LP
6,652,000	5.950	02/01/15	6,031,177
Enterprise Products Operating LP
2,350,000	5.600	10/15/14	2,181,699
275,000	5.000	03/01/15	242,737
Northwest Pipeline GP
2,025,000	6.050	06/15/18	1,891,174
ONEOK Partners LP
1,000,000	6.150	10/01/16	890,170
Southern Natural Gas Co.(a)
700,000	5.900	04/01/17	611,358
Tennessee Gas Pipeline Co.
1,150,000	8.375	06/15/32	1,116,951

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Pipelines(b) – (continued)

TEPPCO Partners LP
$1,500,000	6.650%		04/15/18	$1,290,075
TransCanada PipeLines Ltd.
1,375,000	7.625		01/15/39	1,359,608
1,500,000	6.350	(c)	05/15/67	867,463

				16,482,412

Property/Casualty Insurance(b) – 4.4%
Ace Capital Trust II
250,000	9.700		04/01/30	192,500
Ace INA Holdings, Inc.
1,500,000	6.700		05/15/36	1,282,212
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	802,481
Aspen Insurance Holdings Ltd.
1,025,000	6.000		08/15/14	747,749
Catlin Insurance Co. Ltd.(a)(c)
1,050,000	7.249		01/19/49	282,192
CNA Financial Corp.
1,000,000	5.850		12/15/14	720,000
Endurance Specialty Holdings Ltd.
1,350,000	7.000		07/15/34	783,000
Marsh & McLennan Cos., Inc.
1,000,000	5.150		09/15/10	960,000
QBE Insurance Group Ltd.(a)
647,000	9.750		03/14/14	646,730
855,000	5.647	(c)	07/01/23	519,412
The Chubb Corp.
1,300,000	6.500		05/15/38	1,247,531
The Travelers Cos., Inc.(c)
1,300,000	6.250		03/15/37	689,860
White Mountains Reinsurance Group Ltd.(a)
1,725,000	6.375		03/20/17	1,042,448
ZFS Finance USA Trust I(a)(c)
1,375,000	6.150		12/15/65	550,000
ZFS Finance USA Trust II(a)(c)
1,275,000	6.450		12/15/65	522,750

				10,988,865

Real Estate Investment Trusts(b) – 5.4%
Arden Realty LP(e)
1,160,000	5.200		09/01/11	1,088,123
BRE Properties, Inc.
3,525,000	7.450		01/15/11	3,532,892
Health Care Property Investors, Inc.
1,825,000	5.950		09/15/11	1,558,760
Liberty Property LP
225,000	7.750		04/15/09	224,738
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,029,866
Post Apartment Homes LP
3,000,000	6.300		06/01/13	2,599,965
Simon Property Group LP
1,000,000	5.600		09/01/11	890,964
1,350,000	6.125		05/30/18	1,061,211
WEA Finance LLC(a)
1,625,000	7.125		04/15/18	1,269,582

				13,256,101

Retailers – 1.8%
CVS Caremark Corp.(b)
1,550,000	5.750		06/01/17	1,511,501
800,000	6.250		06/01/27	737,221
Wal-Mart Stores, Inc.
1,850,000	7.550		02/15/30	2,183,897

				4,432,619

Software(b) – 0.5%
Oracle Corp.
1,100,000	5.750		04/15/18	1,147,981

Technology(b) – 0.6%
Computer Sciences Corp.(a)
475,000	6.500		03/15/18	450,322
International Business Machines Corp.
1,000,000	7.625		10/15/18	1,147,194

				1,597,516

Technology – Hardware(b) – 0.7%
Cisco Systems, Inc.
1,925,000	5.900		02/15/39	1,768,723

Tobacco – 2.6%
Altria Group, Inc.
1,875,000	9.700		11/10/18	2,040,937
BAT International Finance PLC(a)(b)
1,325,000	9.500		11/15/18	1,505,439
Philip Morris International, Inc.
2,775,000	5.650		05/16/18	2,757,257

				6,303,633

Transportation(b) – 0.5%
Burlington Northern Santa Fe Corp.
1,200,000	5.750		03/15/18	1,184,303

Wireless Telecommunications(b) – 1.9%
AT&T Wireless Services, Inc.
900,000	8.750		03/01/31	981,760
AT&T, Inc.
1,650,000	5.800		02/15/19	1,615,238
2,300,000	6.400		05/15/38	2,046,328

				4,643,326

Wirelines Telecommunications – 4.0%
Deutsche Telekom International Finance BV
2,175,000	8.750		06/15/30	2,334,614
France Telecom SA(b)
875,000	7.750		03/01/11	937,118

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Wirelines Telecommunications – (continued)

Telecom Italia Capital SA(b)
$1,700,000	4.950%	09/30/14	$1,462,000
Verizon Wireless(a)(b)
4,600,000	8.500	11/15/18	5,254,676

			9,988,408

TOTAL CORPORATE BONDS
(Cost $242,217,216)			$212,223,584

Agency Debentures – 2.0%

FHLMC
$1,500,000	3.750%	03/27/19	$1,520,147
FNMA
3,000,000	5.000	02/13/17	3,330,300

TOTAL AGENCY DEBENTURES
(Cost $4,837,099)			$4,850,447

Mortgage-Backed Obligations – 2.5%

Collateralized Mortgage Obligations – 2.5%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,200,000	5.750%	04/25/47	$472,453
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
2,522,331	5.750	07/25/37	1,168,894
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,995,105	6.000	08/25/37	1,067,760
Residential Asset Securitization Trust Series 2007-06, Class 1A3
1,709,057	6.000	04/25/37	775,328
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
2,302,305	6.006	11/25/35	1,269,501
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,680,463	0.782	11/25/45	677,061
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,711,565	6.000	06/25/37	811,467

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $9,860,670)			$6,242,464

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 90.4%
(Cost $256,914,985)			$223,316,495

Repurchase Agreement(f) – 10.1%

Joint Repurchase Agreement Account II
$24,900,000	0.273%	04/01/09	$24,900,000
Maturity Value: $24,900,189
(Cost $24,900,000)

TOTAL INVESTMENTS – 100.5%
(Cost $281,814,985)			$248,216,495

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(1,219,366)

NET ASSETS – 100.0%			$246,997,129

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,852,937, which represents approximately 16.5% of net assets as of March 31, 2009.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 67.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Euro	Purchase	04/17/09	$1,258,182	$1,285,457	$27,275

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Sale	04/17/09	$1,234,038	$1,284,854	$(50,816)

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	6	June 2009	$1,483,500	$13,070
Eurodollars	1	September 2009	247,263	2,371
2 Year U.S. Treasury Notes	116	June 2009	25,275,313	111,708
5 Year U.S. Treasury Notes	(15)	June 2009	(1,781,484)	(12,792)
10 Year U.S. Treasury Notes	102	June 2009	12,655,969	134,504
30 Year U.S. Treasury Bonds	(37)	June 2009	(4,799,016)	(52,089)

TOTAL				$196,772

SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$7,000		10/19/15	4.965%	3 month LIBOR	$1,193,238	$—	$1,193,238
	2,800		04/09/35	5.266	3 month LIBOR	1,071,827	—	1,071,827
Citibank NA	100	(a)	06/18/29	3 month LIBOR	3.500%	(3,693)	(9,061)	5,368
Credit Suisse First Boston Corp.	9,500	(a)	06/17/16	3 month LIBOR	3.500	(525,415)	(364,461)	(160,954)
	1,100	(a)	06/18/29	3 month LIBOR	3.500	(40,622)	(118,026)	77,404
Deutsche Bank Securities, Inc.	2,800	(a)	06/17/16	3 month LIBOR	3.500	(154,860)	(105,734)	(49,126)
	900	(a)	06/18/29	3 month LIBOR	3.500	(33,236)	(67,721)	34,485
JPMorgan Securities, Inc.	20,300	(a)	06/17/14	3.250	3 month LIBOR	905,662	520,947	384,715
	5,800	(a)	06/17/16	3 month LIBOR	3.500	(320,780)	(220,647)	(100,133)
	200	(a)	06/18/29	3 month LIBOR	3.500	(7,386)	(18,796)	11,410

TOTAL						$2,084,735	$(383,499)	$2,468,234

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

							Upfront
		Notional	Rates				Payments
	Referenced	Amount	paid by		Termination	Market	made by	Unrealized
Swap Counterparty	Obligation	(000s)	Fund		Date	Value	the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.000%, 02/15/13	$475	(1	.180)%	03/20/18	$(17,921)	$—	$(17,921)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	10,000	(1.500)		12/20/13	350,920	182,460	168,460
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	40,000	(1.500)		12/20/13	1,403,684	977,684	426,000

TOTAL						$1,736,683	$1,160,144	$576,539

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2009

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 35.6%

Colombia – 1.7%
Republic of Colombia (BB+/Ba1)
COP	5,000,000,000	9.850%		06/28/27	$1,992,007

Hungary – 4.4%
Hungary Government Bond (BBB-/Baa1)
HUF	1,400,000,000	7.250		06/12/12	5,172,991

Mexico – 10.9%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN	155,000,000	10.000		12/05/24	12,889,480

Peru – 4.9%
Peru Government Bond (BBB+/Baa3)
PEN	16,000,000	12.250		08/10/11	5,809,277

Poland – 4.4%
Poland Government Bond (A/A2)
PLN	3,000,000	5.250		04/25/13	839,109
	17,856,000	3.000		08/24/16	4,443,594

					5,282,703

Turkey – 7.2%
Turkey Government Bond (Ba3)
TRY	4,080,000	14.000		01/19/11	2,435,363
Turkey Government Bond (BB)
	10,773,441	10.000		02/15/12	6,041,939

					8,477,302

Uruguay – 2.1%
Republic of Uruguay (BB-/Ba3)
UYU	84,485,048	5.000		09/14/18	2,269,661
	13,598,480	3.700		06/26/37	245,315

					2,514,976

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $56,142,226)					$42,138,736

Corporate Obligations – 9.4%

Brazil – 2.5%
Morgan Stanley (A/A2)(a)
BRL	9,000,000	10.090%		05/03/17	$2,444,229
RBS-Zero Hora Editora Jornalistica SA (BB)
	2,000,000	11.250		06/15/17	534,540

					2,978,769

Germany – 1.0%
Kreditanstalt fuer Wiederaufbau (AAA/Aaa)
NGN	255,000,000	8.500		01/18/11	1,145,176

Russia – 3.8%
Gazprombank (BB+/Baa2)
RUB	60,000,000	7.250		02/22/10	1,627,982
Red Arrow International Leasing Plc (BBB/Baa2)
	131,803,635	8.375		06/30/12	2,837,664

					4,465,646

United Arab Emirates(b) – 2.1%
Jafz Sukuk Ltd. (A/A1)
AED	17,000,000	5.681		11/27/12	2,522,358

TOTAL CORPORATE OBLIGATIONS
(Cost $19,957,438)					$11,111,949

Credit Linked Notes – 9.4%

Indonesia – 4.8%
Republic of Indonesia
IDR	21,000,000,000	10.000	%(c)	07/15/17	$1,601,341
	$6,000,000	10.000	(d)	07/15/17	4,092,180

					5,693,521

Nigeria(e)(f) – 4.6%
Federal Republic of Nigeria
NGN	826,288,113	0.000		05/11/09	5,521,234

TOTAL CREDIT LINKED NOTES
(Cost $14,453,968)					$11,214,755

Foreign Debt Obligation – 0.7%

Supranational – 0.7%
International Bank Reconstruction & Development
UYU	29,718,377	3.400%		04/15/17	$816,799
(Cost $1,520,685)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 55.1%
(Cost $92,074,317)					$65,282,239

Repurchase Agreement(g) – 44.0%

Joint Repurchase Agreement Account II
	$52,000,000	0.273%		04/01/09	$52,000,000
Maturity Value: $52,000,394
(Cost $52,000,000)

TOTAL INVESTMENTS – 99.1%
(Cost $144,074,317)					$117,282,239

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%					1,009,683

NET ASSETS – 100.0%					$118,291,922

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,444,229, which represents approximately 2.1% of net assets as of March 31, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	The underlying security is issued by HSBC Corp.

(d)	The underlying security is issued by J.P. Morgan Chase.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	The underlying security is issued by Standard Bank Plc.

(g)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 67.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CETIP	—	Central of Custody and Settlement of Private Bonds
KWCDC	—	South Korean Won Certificate of Deposit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments  (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Purchase	04/30/09	$8,218,573	$8,378,942	$160,369
Chilean Peso	Purchase	04/30/09	3,717,668	3,958,083	240,415
Russian Ruble	Purchase	04/30/09	1,432,704	1,492,870	60,166
Singapore Dollar	Purchase	06/17/09	2,229,963	2,270,932	40,969
South African Rand	Purchase	06/17/09	4,325,717	4,866,446	540,729
Taiwan Dollar	Purchase	04/30/09	3,641,948	3,650,551	8,603
Yuan Renminbi	Purchase	04/30/09	8,613,213	8,716,449	103,236

TOTAL					$1,154,487

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	05/05/09	$1,100,000	$1,109,469	$(9,469)
Indian Rupee	Purchase	04/30/09	5,151,541	5,020,047	(131,494)
Malaysian Ringgit	Purchase	04/30/09	2,415,237	2,391,343	(23,894)
Philippine Peso	Purchase	04/30/09	2,521,008	2,475,707	(45,301)
South Korean Won	Purchase	04/30/09	9,746,528	9,688,985	(57,543)

TOTAL					$(267,701)

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Market
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value*

Citibank NA	KRW	8,500,000	12/04/13	4.080%	3 month KWCDC	$103,086
JPMorgan Securities, Inc.	BRL	12,000	01/02/12	12.660	Brazilian Interbank Deposit Average	189,864
		6,000	01/02/12	13.360	Brazilian Interbank Deposit Average	134,442
		8,000	01/02/12	16.140	Brazil CETIP Interbank Deposit Rate	347,941

TOTAL						$775,333

*	There are no upfront payments on the swaps listed above, therefore, the unrealized gain/loss of the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 103.2%

Collateralized Mortgage Obligations – 9.4%
Adjustable Rate Non-Agency(a) – 6.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$406,290	5.002%	04/25/35	$224,355
American Home Mortgage Assets Series 2006-3, Class 1A1
6,038,039	2.603	10/25/46	2,167,343
American Home Mortgage Investment Trust Series 2004-3, Class 1A
21,831	0.892	10/25/34	15,635
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
492,655	4.861	04/25/34	323,744
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
1,525,989	5.075	06/25/35	852,011
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
3,375,372	6.140	09/25/47	1,627,056
Bear Stearns Alt-A Trust Series 2004-3, Class A1
127,120	1.162	04/25/34	67,209
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,477,279	4.970	07/25/35	813,530
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,154,291	3.278	06/25/35	398,153
Countrywide Alternative Loan Trust Series 2005-38, Class A1
331,216	3.133	09/25/35	130,102
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
1,320,199	0.852	11/20/35	520,482
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A
6,676,676	3.013	11/25/47	2,032,638
Countrywide Home Loan Trust Series 2003-52, Class A1
512,146	5.266	02/19/34	289,416
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
514,809	4.537	11/20/34	285,065
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,210,101	4.895	08/20/35	1,128,367
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
174,532	4.750	12/25/34	140,235
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
1,369,146	5.731	12/19/35	701,696
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
920,327	0.815	10/20/45	362,687
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
498,248	0.796	01/19/36	202,269
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
1,932,644	0.806	01/19/36	765,094
Impac CMB Trust Series 2004-08, Class 1A
144,145	1.242	10/25/34	43,958
Impac CMB Trust Series 2005-06, Class 1A1
1,683,413	0.772	10/25/35	683,590
Impac Secured Assets Corp. Series 2005-2, Class A1W
2,062,967	0.772	03/25/36	818,421
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
905,761	5.270	08/25/35	420,794

Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
623,284	5.369	09/25/35	343,180
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,708,733	5.062	07/25/35	1,145,774
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
788,542	4.197	07/25/35	567,750
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
702,892	4.737	07/25/35	505,809
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
726,137	4.068	07/25/35	520,451
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
692,527	4.768	07/25/35	462,585
Lehman XS Trust Series 2005-5N, Class 3A1A
1,486,467	0.822	11/25/35	587,669
Luminent Mortgage Trust Series 2006-5, Class A1A
630,278	0.712	07/25/36	218,976
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,676,521	2.373	01/25/47	415,075
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
2,535,600	5.607	06/25/37	1,086,814
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,583,739	5.373	10/25/34	889,789
Mortgage IT Trust Series 2005-5, Class A1
1,228,531	0.782	12/25/35	582,456
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,593,564	2.633	01/25/46	649,592
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
1,242,334	5.205	09/25/35	722,095
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
1,398,844	5.180	09/25/35	816,733
Sequoia Mortgage Trust Series 2004-09, Class A2
500,483	2.224	10/20/34	345,307
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
162,259	4.089	01/25/35	88,508
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
658,059	4.380	05/25/34	401,332
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
1,023,620	4.718	06/25/34	695,218
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
292,598	5.250	09/25/34	167,923
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
6,112,118	0.712	09/25/47	2,309,618
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
3,784,174	3.133	08/25/47	1,407,766

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)

Structured Asset Securities Corp. Series 2003-26A, Class 3A5
$960,280	4.455%	09/25/33	$653,720
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
45,437	4.707	11/25/33	34,720
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
181,554	5.230	12/25/33	133,396
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
852,947	4.176	06/25/34	660,583
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
3,295,436	5.295	03/25/37	1,955,436
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
1,083,070	4.610	10/25/35	763,448

			34,145,573

Interest Only(b) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
36,334	5.500	04/25/33	2,922
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
238,922	5.500	06/25/33	19,063
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
63,787	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
402	5.500	04/25/33	33
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
5,796	5.500	06/25/33	466
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
348,480	5.250	07/25/33	26,282
FHLMC REMIC Series 2575, Class IB
133,032	5.500	08/15/30	2,536
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,190,735	0.000	06/25/34	6,326
FNMA REMIC Series 2004-62, Class DI(a)(c)
536,469	0.000	07/25/33	3,040
FNMA Series E, Class E2
266	506.000	09/01/10	833
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
30,067	0.120	08/25/33	43
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
10,651	0.320	07/25/33	39
Washington Mutual Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
157,539	5.500	06/25/33	12,668

			74,251

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
21,935	24.680	10/16/31	30,487

GNMA Series 2001-51, Class SB
21,553	24.680	10/16/31	27,307
GNMA Series 2001-59, Class SA
32,826	24.517	11/16/24	41,687

			99,481

Planned Amortization Class – 1.0%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,143,145

Regular Floater(a) – 1.2%
FHLMC REMIC Series 3013, Class XH(c)
159,568	0.000	08/15/35	154,955
FHLMC REMIC Series 3038, Class XA(c)
66,644	0.000	09/15/35	61,458
FHLMC REMIC Series 3313, Class AU(c)
60,517	0.000	04/15/37	56,357
FHLMC REMIC Series 3325, Class SX(c)
958,259	0.000	06/15/37	937,638
FNMA REMIC Series 2006-81, Class LF(c)
66,653	0.000	09/25/36	65,152
FNMA REMIC Series 2008-53, Class PE
4,853,053	1.362	04/25/48	4,768,497

			6,044,057

Sequential Fixed Rate – 0.7%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
660,088	6.000	10/25/35	383,598
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
722,295	6.000	04/25/36	439,643
FHLMC REMIC Series 1703, Class GC
17,436	6.500	04/15/09	17,416
FHLMC REMIC Series 2042, Class N
610,263	6.500	03/15/28	615,651
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,059,529
FNMA REMIC Series 2000-16, Class ZG
869,618	8.500	06/25/30	1,005,324

			3,521,161

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$49,027,668

Commercial Mortgage-Backed Securities – 7.5%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
4,606,352	1.145	03/13/40	89,259
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
4,262,183	0.978	01/15/38	64,638
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
4,099,626	1.426	02/11/36	105,786

			259,683

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – 7.5%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
$4,000,000	5.115%	10/10/45	$3,083,046
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.180	09/10/47	3,909,975
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4
10,295,000	5.540	09/11/41	7,784,384
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	3,910,231
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.332	11/10/45	3,908,471
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,546,050
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,561,283
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
13,500,000	5.156	02/15/31	10,286,731
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.210	10/15/44	3,265,099

			39,255,270

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$39,514,953

Federal Agencies – 86.3%
Adjustable Rate FHLMC(a) – 1.0%
345,043	4.710	04/01/33	346,506
4,602,507	4.515	08/01/35	4,658,116

			5,004,622

Adjustable Rate FNMA(a) – 1.4%
26,520	4.375	07/01/22	26,769
27,200	4.007	07/01/27	27,488
66,004	4.007	11/01/27	66,706
8,964	4.007	01/01/31	9,063
10,174	4.007	06/01/32	10,282
38,277	4.375	08/01/32	38,696
88,654	4.375	05/01/33	89,621
1,712,347	4.743	05/01/33	1,722,426
495,967	3.900	06/01/33	499,319
381,397	5.339	12/01/33	387,179
637,671	4.556	08/01/34	646,173
3,596,373	4.575	02/01/35	3,647,201
32,714	4.007	11/01/35	33,065
149,502	4.007	12/01/37	151,102
64,484	4.007	01/01/38	65,175
51,902	4.007	11/01/40	52,473

			7,472,738

Adjustable Rate GNMA(a) – 0.7%
74,148	5.375	06/20/23	75,328
33,995	4.625	07/20/23	34,484
35,403	4.625	08/20/23	35,912
95,279	4.625	09/20/23	96,648
26,038	5.375	03/20/24	26,325
234,510	5.375	04/20/24	238,202
28,100	5.375	05/20/24	28,537
235,646	5.375	06/20/24	239,346
132,270	4.625	07/20/24	134,141
185,328	4.625	08/20/24	187,959
59,878	4.625	09/20/24	60,727
67,689	4.125	11/20/24	68,536
57,481	4.125	12/20/24	58,500
48,238	5.375	01/20/25	48,786
23,437	5.375	02/20/25	23,697
82,447	5.375	05/20/25	83,754
60,691	4.625	07/20/25	61,540
30,677	5.375	02/20/26	31,000
1,634	4.625	07/20/26	1,657
90,041	5.375	01/20/27	91,003
29,483	5.375	02/20/27	29,788
243,200	5.375	04/20/27	246,898
29,081	5.375	05/20/27	29,516
27,622	5.375	06/20/27	28,041
9,118	4.125	11/20/27	9,229
35,370	4.125	12/20/27	35,799
76,242	5.375	01/20/28	77,042
27,203	5.250	02/20/28	27,521
29,296	5.375	03/20/28	29,603
160,481	4.625	07/20/29	162,618
63,081	4.625	08/20/29	63,921
21,429	4.625	09/20/29	21,714
75,396	4.125	10/20/29	76,267
95,634	4.125	11/20/29	96,738
23,564	4.125	12/20/29	23,838
33,193	5.250	01/20/30	33,562
16,451	5.250	02/20/30	16,633
64,953	5.250	03/20/30	65,675
101,813	5.375	04/20/30	103,264
250,686	5.375	05/20/30	254,299
23,730	5.375	06/20/30	24,065
218,007	4.625	07/20/30	220,810
32,834	4.625	09/20/30	33,256
69,396	3.875	10/20/30	69,930
342,131	3.750	12/20/34	343,590

			3,749,699

FHLMC – 26.4%
135,620	5.000	12/01/12	141,763
25,909	4.000	02/01/14	26,530
418,466	4.000	03/01/14	428,498
83,301	4.000	04/01/14	85,300
93,746	4.000	05/01/14	95,717
7,812	7.000	04/01/15	8,165
19,905	7.000	02/01/16	21,013
52,309	6.000	03/01/16	54,111

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$311,528	4.500%	05/01/18	$322,825
553,982	4.000	04/01/19	565,720
722,824	5.500	04/01/20	755,669
3,927,095	5.500	05/01/21	4,123,603
2,772,152	4.500	08/01/23	2,838,201
31,667	7.500	03/01/27	34,536
2,035,185	6.500	01/01/29	2,166,876
703,113	6.500	04/01/29	748,170
359,576	6.500	12/01/29	384,710
229,837	7.000	04/01/31	246,851
2,320,178	7.000	09/01/31	2,485,772
941,686	7.000	04/01/32	1,010,657
2,284,650	7.000	05/01/32	2,451,511
840,853	6.000	05/01/33	891,206
327,796	6.500	08/01/33	348,893
56,806	5.500	12/01/33	59,196
19,378,618	5.000	05/01/35	20,036,620
1,092,776	5.000	12/01/35	1,130,981
1,180,370	5.500	01/01/36	1,230,813
10,857,588	5.000	03/01/36	11,226,259
4,009,199	5.000	04/01/36	4,145,332
16,377,905	5.000	06/01/36	16,937,375
34,770	6.000	10/01/36	36,396
57,801	6.000	11/01/36	60,505
3,448	5.500	12/01/36	3,594
46,925	5.500	03/01/37	48,894
40,457	5.500	04/01/37	42,154
20,160	6.000	04/01/37	21,308
123,044	5.500	05/01/37	128,225
28,524	6.000	05/01/37	29,853
32,143	6.000	06/01/37	33,641
135,911	5.500	07/01/37	141,634
5,732	6.000	07/01/37	6,059
89,844	5.500	09/01/37	93,324
268,891	6.000	09/01/37	284,236
95,818	5.500	10/01/37	99,596
388,054	6.000	10/01/37	406,142
276,848	6.000	11/01/37	289,752
428,843	5.500	12/01/37	446,902
27,458	5.500	03/01/38	28,522
38,456,724	6.000	03/01/38	40,050,950
397,284	5.500	04/01/38	414,138
61,647	6.000	04/01/38	64,520
5,597,855	5.500	05/01/38	5,834,745
3,736,647	6.000	05/01/38	3,910,607
463,717	5.500	06/01/38	490,381
378,282	5.500	07/01/38	394,329
91,620	6.000	07/01/38	96,963
1,008,054	5.500	08/01/38	1,050,818
1,287,433	6.000	08/01/38	1,347,442
725,885	5.500	09/01/38	754,008
53,036	6.000	09/01/38	55,505
69,700	5.500	10/01/38	73,114
866,355	5.500	11/01/38	899,919
819,272	6.000	11/01/38	857,460
997,136	5.500	12/01/38	1,043,798

2,204,996	6.000	12/01/38	2,320,284
997,066	5.500	01/01/39	1,039,364
126,277	6.000	01/01/39	133,641
336,774	5.500	02/01/39	352,838
60,472	6.000	02/01/39	63,287
57,209	5.500	03/01/39	60,011

			138,511,732

FNMA – 47.6%
55,922	4.000	06/01/13	56,947
75,446	4.000	07/01/13	77,125
106,454	4.000	08/01/13	108,455
204,917	4.000	09/01/13	208,813
4,577	5.500	09/01/13	4,811
428,821	4.000	10/01/13	437,071
11,103	5.500	02/01/14	11,672
331,773	4.000	04/01/14	338,417
2,310	5.500	04/01/14	2,428
5,069	5.500	04/01/16	5,320
5,772	5.500	08/01/16	6,057
73,580	5.500	11/01/16	77,222
126,922	5.000	12/01/16	131,492
58,494	5.500	12/01/16	61,391
82,324	5.500	01/01/17	86,398
23,867	5.000	02/01/17	24,730
184,623	5.000	04/01/17	191,345
51,843	5.000	05/01/17	53,744
6,266	5.500	05/01/17	6,579
259,527	5.000	06/01/17	270,055
29,792	5.500	07/01/17	31,280
4,264	5.500	09/01/17	4,477
2,576,120	5.000	11/01/17	2,694,060
1,934,488	5.000	12/01/17	2,021,980
3,600,353	5.000	01/01/18	3,762,387
50,390	5.500	01/01/18	52,894
1,145,312	5.000	02/01/18	1,196,875
41,406	5.500	02/01/18	43,440
5,628	6.000	02/01/18	5,954
6,837,387	5.000	03/01/18	7,143,377
3,868,452	5.000	04/01/18	4,041,671
70,934	5.500	04/01/18	74,280
2,413,786	5.000	05/01/18	2,522,994
13,145	5.500	05/01/18	13,787
52,071	6.000	05/01/18	55,087
11,607,857	4.500	06/01/18	12,036,269
3,125,023	5.000	06/01/18	3,266,248
156,696	5.000	07/01/18	163,754
3,242,614	4.000	08/01/18	3,322,925
69,887	5.000	09/01/18	73,038
64,352	5.000	10/01/18	67,253
470,899	5.000	11/01/18	491,968
300,627	6.000	11/01/18	318,045
411,865	7.000	11/01/18	430,465
492,802	4.000	12/01/18	505,400
2,109,751	4.500	12/01/18	2,187,616

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$551,574	6.000%	12/01/18	$583,530
451,538	6.000	01/01/19	477,699
10,799	5.500	02/01/19	11,325
50,581	5.500	04/01/19	52,952
156,083	6.000	04/01/19	163,470
240,892	4.000	05/01/19	246,297
12,943	5.500	05/01/19	13,576
33,610	6.000	05/01/19	35,518
71,561	5.500	07/01/19	74,914
170,846	5.500	08/01/19	178,851
83,194	5.500	09/01/19	87,093
1,100,594	6.000	09/01/19	1,159,499
1,172,597	4.000	10/01/19	1,198,907
184,472	5.500	10/01/19	193,116
56,489	5.500	11/01/19	59,136
42,172	5.500	12/01/19	44,148
319,512	5.500	02/01/20	335,135
1,380,096	6.000	12/01/20	1,453,960
74,085	5.500	01/01/21	77,557
688,285	6.000	04/01/21	721,233
627,435	6.000	07/01/21	657,584
541,495	6.000	08/01/21	567,417
550,434	6.000	09/01/21	576,883
117,342	7.000	09/01/21	126,565
235,101	6.000	10/01/21	246,356
212,526	6.000	11/01/21	222,739
279,917	6.000	01/01/22	293,352
342,703	7.000	06/01/22	369,444
159,821	7.000	07/01/22	172,291
98,960	6.000	03/01/23	103,698
120,651	4.500	04/01/23	124,284
28,545	5.000	07/01/23	29,601
401,391	6.000	08/01/23	420,657
27,338	6.000	11/01/23	28,650
40,056	6.500	01/01/29	42,819
3,619	7.000	01/01/29	3,900
1,113	5.500	04/01/29	1,163
108,552	6.500	04/01/29	116,039
70,579	6.500	05/01/29	75,446
741,342	6.500	06/01/29	792,473
396,285	6.500	07/01/29	423,614
39,740	6.500	09/01/29	42,481
3,556	7.000	09/01/29	3,832
7,039	7.000	02/01/30	7,577
73,977	7.000	08/01/31	78,919
3,770	7.000	03/01/32	4,046
2,760	7.000	04/01/32	2,963
10,701	7.000	05/01/32	11,487
24,666	7.000	06/01/32	26,478
3,635	7.000	07/01/32	3,902
6,219	6.500	08/01/32	6,613
250,254	6.500	11/01/32	266,126
198,647	6.000	01/01/33	210,512
5,251	6.000	02/01/33	5,565
885,046	5.500	03/01/33	922,454
2,369,365	5.500	04/01/33	2,468,555

720,491	5.500	05/01/33	750,943
802,323	5.500	06/01/33	836,234
121,924	6.000	06/01/33	129,111
4,739,262	5.500	07/01/33	4,937,898
37,929	6.000	07/01/33	40,165
632,712	5.500	09/01/33	659,506
99,689	6.000	09/01/33	105,565
609,797	5.500	10/01/33	635,570
25,224	6.000	10/01/33	26,710
1,287,529	5.500	12/01/33	1,341,125
2,087,665	5.500	01/01/34	2,175,324
28,562	5.500	02/01/34	29,827
4,499	5.500	04/01/34	4,709
641,424	5.500	06/01/34	668,535
203,475	5.500	07/01/34	212,451
2,882,240	5.000	08/01/34	2,978,919
38,026	5.500	08/01/34	39,799
2,531	5.500	10/01/34	2,648
4,693,971	6.000	10/01/34	4,927,839
2,279,172	5.500	11/01/34	2,372,526
65,531	6.000	11/01/34	69,353
321,821	5.500	12/01/34	335,876
1,690,495	6.000	12/01/34	1,789,067
19,706	5.000	03/01/35	20,379
108,850	5.000	04/01/35	112,566
1,365,331	6.000	04/01/35	1,437,206
514,640	5.000	05/01/35	532,210
16,602,362	5.000	06/01/35	17,171,771
372,376	5.000	07/01/35	385,090
1,612	5.500	07/01/35	1,686
176,374	5.000	08/01/35	182,396
4,027	5.500	08/01/35	4,213
218,347	5.000	09/01/35	225,801
37,753	5.500	09/01/35	39,419
206,759	5.000	10/01/35	213,817
977,160	6.000	10/01/35	1,029,316
72,696	5.000	11/01/35	75,178
240,676	5.000	12/01/35	248,893
18,477	5.500	12/01/35	19,336
17,963	6.000	12/01/35	18,931
1,031	5.500	02/01/36	1,076
24,576	6.000	04/01/36	25,714
2,611,342	6.000	06/01/36	2,717,542
34,497	5.000	07/01/36	35,681
38,564	6.000	07/01/36	40,349
137,640	6.000	08/01/36	144,340
2,515,165	6.000	09/01/36	2,647,279
562,032	6.500	09/01/36	592,762
39,543	6.000	10/01/36	41,374
1,139,009	6.000	11/01/36	1,191,349
35,078	5.000	12/01/36	36,276
15,146	5.500	12/01/36	15,793
1,247,815	6.000	12/01/36	1,311,584
610,813	6.000	01/01/37	642,548
5,507	5.500	02/01/37	5,740
68,972	5.500	03/01/37	72,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,678,936	6.500%	03/01/37		$4,929,539
1,307,407	5.500	04/01/37		1,363,053
20,464	6.000	04/01/37		21,398
973,451	5.500	05/01/37		1,014,746
11,202	5.500	05/01/37		11,679
1,526,980	6.000	05/01/37		1,602,224
95,635	7.500	05/01/37		101,372
492,508	5.000	06/01/37		508,938
74,059	5.500	06/01/37		77,236
37,383	5.500	07/01/37		38,975
35,992	6.000	07/01/37		37,634
198,058	7.000	07/01/37		209,356
4,460	5.500	08/01/37		4,668
2,214,583	6.000	08/01/37		2,307,482
1,612,436	6.500	08/01/37		1,705,970
70,594	7.000	08/01/37		74,621
58,488	7.500	08/01/37		61,997
2,232,859	6.000	09/01/37		2,331,335
33,129	7.000	09/01/37		35,019
1,038,124	7.500	09/01/37		1,100,401
188,826	5.500	10/01/37		196,896
51,734	6.000	10/01/37		54,123
733,212	6.500	10/01/37		778,722
79,147	7.500	10/01/37		83,895
11,137,415	6.000	11/01/37		11,592,204
119,607	6.500	11/01/37		126,019
621,650	7.500	11/01/37		658,942
4,862,019	8.000	11/01/37		5,183,655
1,878	5.500	12/01/37		1,958
271,795	6.000	12/01/37		285,226
866,177	6.500	12/01/37		912,617
3,045,431	8.000	12/01/37		3,246,058
287,086	5.500	01/01/38		299,354
43,497	6.000	01/01/38		45,482
125,596	8.000	01/01/38		133,904
283,047	5.500	02/01/38		295,143
528,378	6.000	02/01/38		554,194
4,971,303	5.000	03/01/38		5,155,848
9,513,201	5.500	03/01/38		9,954,503
1,877,007	6.000	03/01/38		1,962,632
2,780,794	5.500	04/01/38		2,898,443
9,420,530	5.500	05/01/38		9,847,933
182,066	6.000	05/01/38		190,930
7,957,902	5.500	06/01/38		8,330,159
520,236	6.000	06/01/38		541,314
90,093	6.500	06/01/38		95,014
956,165	5.500	07/01/38		997,176
230,455	6.000	07/01/38		240,818
114,612	5.500	08/01/38		119,541
2,634,578	5.500	09/01/38		2,745,479
8,231,569	6.000	09/01/38		8,635,350
1,159,164	5.500	10/01/38		1,209,570
1,796,970	6.000	10/01/38		1,885,940
1,518,825	5.500	11/01/38		1,586,911
26,935	6.000	11/01/38		28,164
1,201,874	5.500	12/01/38		1,257,710

427,300	6.000	12/01/38		444,613
8,470,619	5.000	01/01/39		8,785,810
1,405,969	5.500	01/01/39		1,463,222
83,905	6.000	01/01/39		87,732
3,926,648	6.500	01/01/39		4,170,330
1,928,189	5.500	02/01/39		2,006,032
4,000,000	5.000	03/01/39		4,131,563
295,169	5.500	03/01/39		308,953
7,000,000	5.500	TBA-30yr	(e)	7,264,684

				249,953,777

GNMA – 9.2%
998	6.000	12/15/23		1,055
18,535	6.000	03/15/26		19,507
25,378	6.000	04/15/26		26,710
1,841,422	5.500	05/15/38		1,919,020
984,159	6.000	12/15/38		1,031,060
2,987,204	5.500	01/15/39		3,131,313
2,693,503	6.000	01/15/39		2,842,691
683,669	5.500	02/15/39		712,479
7,516,330	5.500	03/15/39		7,833,069
6,000,000	5.500	TBA-30yr	(e)	6,243,750
24,000,000	4.500	TBA-30yr	(e)	24,375,000

				48,135,654

TOTAL FEDERAL AGENCIES				$452,828,222

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $576,976,029)				$541,370,843

Agency Debenture(f) – 0.6%

Tennessee Valley Authority
$2,800,000	5.375%	04/01/56		$2,989,625
(Cost $2,791,728)

Asset-Backed Securities – 0.9%

Home Equity – 0.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
$1,676,729	1.522%	10/25/37		$1,257,547
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
570,000	1.772	10/25/37		171,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.972	10/25/37		302,507
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
42,225	0.816	10/15/28		19,815
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
188,805	0.816	06/15/29		68,743

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
$70,462	0.776%	12/15/29	$30,000
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
709,528	0.846	02/15/34	289,472
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
69,068	0.846	12/15/33	22,149
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
266,177	0.836	02/15/34	92,879
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
467,824	0.796	04/15/35	136,314
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
603,992	7.000	09/25/37	210,383
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
649,239	7.000	09/25/37	216,524
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
2,766,445	1.745	11/20/36	1,853,087
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(a)
548,071	0.892	01/25/34	239,696
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
239,830	1.002	03/25/34	107,313

TOTAL ASSET-BACKED SECURITIES
(Cost $9,971,513)			$5,017,429

TOTAL INVESTMENTS – 104.7%
(Cost $589,739,270)			$549,377,897

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.7)%			(24,623,557)

NET ASSETS – 100.0%			$524,754,340

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,990,737, which represents approximately 0.4% of net assets as of March 31, 2009.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $37,883,434 which represents approximately 7.2% of net assets as of March 31, 2009.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2009, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FNMA	5.000	TBA-30yr	04/13/09	16,000,000	16,513,750
FNMA	6.000	TBA-30yr	04/13/09	9,000,000	9,399,375
FNMA	6.500	TBA-30yr	04/13/09	7,000,000	7,371,875

TOTAL (Proceeds Receivable: $32,713,906)					$33,285,000

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(46)	April 2009	$(11,367,750)	$(14,021)
Eurodollars	(32)	May 2009	(7,910,000)	(10,187)
Eurodollars	(91)	June 2009	(22,499,750)	(30,432)
Eurodollars	(44)	September 2009	(10,879,550)	(15,103)
Eurodollars	(44)	December 2009	(10,863,050)	(16,488)
Eurodollars	(20)	March 2010	(4,935,000)	(7,897)
2 Year U.S. Treasury Notes	(64)	June 2009	(13,945,000)	(27,681)
5 Year U.S. Treasury Notes	(51)	June 2009	(6,057,047)	(31,965)
10 Year U.S. Treasury Notes	(32)	June 2009	(3,970,500)	(69,583)
30 Year U.S. Treasury Bonds	102	June 2009	13,229,719	312,888

TOTAL				$89,531

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	received by	made by	Market	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$3,800	06/17/24	3 month LIBOR	3.500%	$(135,532)	$54,655	$(190,187)
Citibank NA	200	06/18/29	3 month LIBOR	3.500	(7,386)	(18,122)	10,736
Credit Suisse First Boston Corp.	4,500	06/18/29	3 month LIBOR	3.500	(166,180)	(482,832)	316,652
Deutsche Bank Securities, Inc.	5,500	06/17/24	3 month LIBOR	3.500	(196,165)	(299,320)	103,155
	3,400	06/18/29	3 month LIBOR	3.500	(125,558)	(256,891)	131,333
JPMorgan Securities, Inc.	3,500	06/17/14	3.250%	3 month LIBOR	156,148	89,818	66,330
	17,300	06/17/16	3.500	3 month LIBOR	956,810	336,701	620,109
	1,100	06/18/29	3 month LIBOR	3.500	(40,622)	(103,545)	62,923

TOTAL					$441,515	$(679,536)	$1,121,051

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2009, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Emerging Markets Debt	$21,300,000

High Yield	472,000,000

Investment Grade Credit	24,900,000

Local Emerging Markets Debt	52,000,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,700,000,000	0.25%	04/01/09	$1,700,011,805

Barclays Capital, Inc.	3,250,000,000	0.32	04/01/09	3,250,028,889

Citigroup Global Markets, Inc.	1,000,000,000	0.28	04/01/09	1,000,007,778

Credit Suisse Securities (USA) LLC	3,000,000,000	0.25	04/01/09	3,000,020,833

Deutsche Bank Securities, Inc.	3,002,900,000	0.25	04/01/09	3,002,920,853

Greenwich Capital Markets	500,000,000	0.30	04/01/09	500,004,167

JPMorgan Securities	3,050,000,000	0.29	04/01/09	3,050,024,569

Merrill Lynch & Co., Inc.	750,000,000	0.25	04/01/09	750,005,208

Morgan Stanley & Co.	500,000,000	0.22	04/01/09	500,003,056

UBS Securities LLC	300,000,000	0.23	04/01/09	300,001,917

UBS Securities LLC	200,000,000	0.30	04/01/09	200,001,667

TOTAL				$17,253,030,742

At March 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.380% to 6.900%, due 04/01/09 to 11/15/18; Federal Home Loan Mortgage Corp., 1.250% to 11.000%, due 05/12/09 to 01/01/48; Federal National Mortgage Association, 3.050% to 16.000%, due 04/01/09 to 02/01/49; Government National Mortgage Association, 5.500% due 07/20/38; Tennessee Valley Authority, 5.500% to 6.790%, due 05/23/12 to 07/18/17; U.S. Treasury Bills, 0.000%, due 12/17/09; U.S. Treasury Notes, 4.750%, due 02/15/10. The aggregate market value of the collateral, including accrued interest, was $17,671,414,639.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2009

Emerging
Markets Debt Fund

Assets:

Investments in securities, at value (identified cost $154,676,215, $4,598,490,674, $256,914,985, $92,074,317 and $589,739,270, respectively)	$129,504,253
Repurchase agreement, at value which equals cost	21,300,000
Cash	789,498
Foreign currencies, at value (identified cost $20,399, $219,284, $0, $377,701 and $0, respectively)	21,068
Receivables:
Interest and dividends, net of allowances, at value	2,842,419
Investment securities sold, at value	565,580
Fund shares sold	255,005
Reimbursement from investment adviser	96,782
Premium for swaps purchased	5,424
Due from broker — variation margin, at value	—
Due from broker — swap collateral(a)	—
Foreign tax reclaims, at value	—
Swap contracts, at value (includes upfront payments made of $0, $0, $1,681,091, $0 and $426,519, respectively)	1,136,836
Forward foreign currency exchange contracts, at value	—
Other assets, at value	1,835

Total assets	156,518,700

Liabilities:

Payables:
Fund shares redeemed	3,722,379
Due to broker — swap collateral	399,996
Amounts owed to affiliates	119,644
Income distribution	45,907
Investment securities purchased, at value	—
Forward sales contract, at value (proceeds receivable $32,713,906)	—
Swap contracts, at value (includes upfront payments received of $0, $0, $904,446, $0 and $1,106,055, respectively)	37,096
Forward foreign currency exchange contracts, at value	129,043
Accrued expenses	214,498

Total liabilities	4,668,563

Net Assets:

Paid-in capital	204,381,515
Accumulated undistributed (distribution in excess of) net investment income	3,024,881
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(31,356,876)
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(24,199,383)

NET ASSETS	$151,850,137

Net Assets:
Class A	$40,813,653
Class B	—
Class C	1,660,985
Institutional	109,375,499
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Total Net Assets	$151,850,137

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,441,237
Class B	—
Class C	181,250
Institutional	11,892,576
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$9.19
Class B	—
Class C	9.16
Institutional	9.20
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for Investment Grade Credit and U.S. Mortgages Funds, respectively.

(b)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds (NAV per share multiplied by 1.0471) is $9.62, $5.42, $8.12, $7.57 and $9.71, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

	Investment Grade	Local Emerging
High Yield Fund	Credit Fund	Markets Debt Fund	U.S. Mortgages Fund

$3,186,399,455	$223,316,495	$65,282,239	$549,377,897
472,000,000	24,900,000	52,000,000	—
1,650,145	125,632	98,855	9,266,238
219,939	—	387,345	—

105,521,840	4,033,555	1,779,782	2,425,869
—	836,972	350,070	191,994,019
55,232,868	1,870,088	195,317	234,247
71,898	30,729	70,886	49,780
—	—	—	—
—	25,927	—	10,353
—	1,450,000	—	1,600,000
6,545	—	—	—
—	4,925,331	775,333	1,112,958
1,679,108	27,275	1,154,487	—
44,467	1,315	1,380	3,624

3,822,826,265	261,543,319	122,095,694	756,074,985

6,767,478	789,118	3,297,763	115,912
—	3,950,000	—	500,000
2,705,704	84,946	98,847	158,237
8,706,489	293,207	6,875	336,593
29,735,120	8,113,613	—	195,997,836
—	—	—	33,285,000
—	1,103,913	—	671,443
11,286,373	50,816	267,701	—
499,236	160,577	132,586	255,624

59,700,400	14,546,190	3,803,772	231,320,645

5,267,326,282	311,850,112	161,225,339	583,354,148
(4,992,224)	(22,465)	(10,789,407)	81,690
(77,693,863)	(34,450,032)	(6,876,330)	(18,959,613)
(1,421,514,330)	(30,380,486)	(25,267,680)	(39,721,885)

$3,763,125,865	$246,997,129	$118,291,922	$524,754,340

$1,636,406,252	$53,184,469	$20,384,852	$3,637,495
53,588,600	—	—	—
74,324,756	—	29,594	—
1,986,032,731	22,809,434	97,877,476	89,616,703
12,582,531	—	—	—
—	171,003,226	—	431,500,142
7,657	—	—	—
183,338	—	—	—

$3,763,125,865	$246,997,129	$118,291,922	$524,754,340

316,136,480	6,864,054	2,818,269	392,236
10,338,005	—	—	—
14,350,430	—	4,090	—
382,934,335	2,942,491	13,531,218	9,649,427
2,433,427	—	—	—
—	22,064,809	—	46,496,871
1,479	—	—	—
35,441	—	—	—

$5.18	$7.75	$7.23	$9.27
5.18	—	—	—
5.18	—	7.24	—
5.19	7.75	7.23	9.29
5.17	—	—	—
—	7.75	—	9.28
5.18	—	—	—
5.17	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Year Ended March 31, 2009

Emerging Markets
Debt Fund

Investment income:

Interest — net of allowances	$15,412,417
Dividends	—

Total investment income	15,412,417

Expenses:

Management fees	1,565,711
Distribution and Service fees(b)	179,204
Transfer Agent fees(b)	137,885
Custody and accounting fees	134,092
Professional fees	130,946
Registration fees	88,075
Printing fees	40,655
Trustee fees	15,055
Account Service Fee(b)	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Amortization of offering costs	—
Other	108,536

Total expenses	2,400,159

Less — expense reductions	(439,852)

Net expenses	1,960,307

NET INVESTMENT INCOME	13,452,110

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(30,386,382)
Futures transactions	827,639
Swap contracts	375,569
Foreign currency related transactions	(313,553)
Net change in unrealized gain (loss) on:
Investments	(23,577,993)
Futures	—
Swap contracts	1,141,131
Translation of assets and liabilities denominated in foreign currencies	210,372

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions	(51,723,217)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,271,107)

(a)	Net of $41,815 in foreign withholding tax for the High Yield Fund.
(b)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees								Account Service Fees
										Separate
										Account
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR	Class R	Class A	Institutional
Emerging Markets Debt	$161,004	$—	$18,200	$—	$83,722	$—	$2,366	$51,797	$—	$—	$—	$—	$—	$—
High Yield	4,037,878	732,676	851,463	338	2,099,696	95,248	110,690	674,083	4,913	—	11	88	—	—
Investment Grade Credit	41,601	—	—	—	21,632	—	—	4,714	—	83,884	—	—	8,320	5,891
Local Emerging Markets Debt	53,008	—	721	—	27,564	—	94	41,345	—	—	—	—	—	—
U.S. Mortgages	17,779	—	—	—	9,245	—	—	95,636	—	197,204	—	—	3,556	119,546

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$352,844,880 (a)	$16,372,336	$9,090,695	$34,757,308
922,739	17,530	—	—

353,767,619	16,389,866	9,090,695	34,757,308

23,268,117	952,536	1,121,739	2,956,848
5,622,355	41,601	53,729	17,779
2,984,729	110,230	69,003	302,085
352,933	71,354	136,522	240,091
147,912	104,984	65,463	146,067
220,590	78,249	71,695	96,105
160,188	54,709	44,255	71,791
15,055	15,055	15,055	15,055
—	14,211	—	123,102
30,705	—	—	—
30,705	—	—	—
—	—	127,565	—
172,707	10,835	26,005	13,741

33,005,996	1,453,764	1,731,031	3,982,664

(355,585)	(536,877)	(425,245)	(1,232,040)

32,650,411	916,887	1,305,786	2,750,624

321,117,208	15,472,979	7,784,909	32,006,684

(114,106,444)	(37,041,707)	(6,576,948)	(18,889,740)
—	1,296,393	—	2,541,495
—	3,253,680	15,364	387,811
63,207,451	1,627,530	(15,754,194)	—

(1,089,811,329)	(20,022,091)	(26,456,470)	(9,386,214)
—	1,393,234	—	797,333
—	(1,761,065)	903,681	(4,494,127)
32,491,473	(35,856)	879,837	—

(1,108,218,849)	(51,289,882)	(46,988,730)	(29,043,442)

$(787,101,641)	$(35,816,903)	$(39,203,821)	$2,963,242

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the		For the Period		For the
	Fiscal Year Ended		November 1, 2007		Fiscal Year Ended
	March 31, 2009		to March 31, 2008*		October 31, 2007

From operations:

Net investment income	$13,452,110		$7,114,082		$11,638,757
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(29,496,727)		766,990		3,567,242
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(22,226,490)		(9,194,684)		3,003,579

Net increase (decrease) in net assets resulting from operations	(38,271,107)		(1,313,612)		18,209,578

Distributions to shareholders:

From net investment income
Class A Shares	(3,634,292)		(2,259,201)		(3,991,437)
Class B Shares	—		—		—
Class C Shares	(89,183)		(31,858)		(14,850)
Institutional Shares	(7,749,936)		(5,110,620)		(7,522,819)
Service Shares	—		—		—
Separate Account Institutional Shares	—		—		—
Class IR Shares(a)	—		—		—
Class R Shares(a)	—		—		—
From net realized gains
Class A Shares	(246,033)		(1,107,574)		(1,270,842)
Class C Shares	(8,518)		(14,463)		(379)
Institutional Shares	(539,055)		(2,422,864)		(1,659,868)
From capital
Class A Shares	—		—		—
Institutional Shares	—		—		—
Separate Account Institutional Shares	—		—		—

Total distributions to shareholders	(12,267,017)		(10,946,580)		(14,460,195)

From share transactions:

Net proceeds from sales of shares	95,945,617		53,759,140		167,975,848
Proceeds received in connection with merger	—		—		—
Reinvestment of distributions	11,676,381		10,474,807		13,303,327
Cost of shares redeemed	(140,008,996	)(b)	(91,165,062	)(b)	(65,437,875	)(b)

Net increase (decrease) in net assets resulting from share transactions	(32,386,998)		(26,931,115)		115,841,300

TOTAL INCREASE (DECREASE)	(82,925,122)		(39,191,307)		119,590,683

Net assets:

Beginning of period	234,775,259		273,966,566		154,375,883

End of period	$151,850,137		$234,775,259		$273,966,566

Accumulated undistributed (distribution in excess of) net investment income	$3,024,881		$(181,414)		$296,193

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on November 30, 2007.

(b)	Net of $36,350, $1,392 and $5,494 and $708,360, $113,159 and $310,735 redemption fees for Emerging Markets Debt Fund and High Yield Fund, respectively, for the fiscal year ended March 31, 2009, period ended March 31, 2008 and fiscal year ended October 31, 2007, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund						Investment Grade Credit Fund
For the		For the Period		For the		For the	For the Period	For the
Fiscal Year Ended		November 1, 2007		Fiscal Year Ended		Fiscal Year Ended	November 1, 2007	Fiscal Year Ended
March 31, 2009		to March 31, 2008*		October 31, 2007		March 31, 2009	to March 31, 2008*	October 31, 2007

$321,117,208		$118,336,853		$243,697,927		$15,472,979	$6,142,235	$12,908,029

(50,898,993)		(32,905,610)		35,445,816		(30,864,104)	(1,093,653)	689,530

(1,057,319,856)		(343,468,751)		(89,891,894)		(20,425,778)	(5,975,351)	(2,576,164)

(787,101,641)		(258,037,508)		189,251,849		(35,816,903)	(926,769)	11,021,395

(149,941,677)		(59,885,688)		(121,637,861)		(1,123,084)	(162,801)	(343,303)
(6,081,253)		(3,355,548)		(7,218,281)		—	—	—
(7,132,100)		(3,536,092)		(7,427,455)		—	—	—
(163,011,041)		(61,831,495)		(110,683,239)		(840,876)	(195,322)	(267,488)
(1,125,704)		(320,088)		(379,636)		—	—	—
—		—		—		(14,734,719)	(4,625,270)	(11,567,094)
(813)		(289)		—		—	—	—
(7,146)		(273)		—		—	—	—

—		—		—		—	—	—
—		—		—		—	—	—
—		—		—		—	—	—

—		—		—		—	(31,121)	—
—		—		—		—	(37,338)	—
—		—		—		—	(884,170)	—

(327,299,734)		(128,929,473)		(247,346,472)		(16,698,679)	(5,936,022)	(12,177,885)

2,771,772,782		664,724,345		1,746,992,051		142,531,774	37,545,092	82,437,849
—		—		131,649,843		—	—	—
248,846,070		102,424,969		195,239,156		13,232,110	4,642,385	9,674,188
(1,626,469,527	)(b)	(563,381,634	)(b)	(1,231,153,803	)(b)	(102,417,544)	(48,024,294)	(44,948,140)

1,394,149,325		203,767,680		842,727,247		53,346,340	(5,836,817)	47,163,897

279,747,950		(183,199,301)		784,632,624		830,758	(12,699,608)	46,007,407

3,483,377,915		3,666,577,216		2,881,944,592		246,166,371	258,865,979	212,858,572

$3,763,125,865		$3,483,377,915		$3,666,577,216		$246,997,129	$246,166,371	$258,865,979

$(4,992,224)		$3,104,148		$13,282,715		$(22,465)	$(565,343)	$52,088

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Local Emerging Markets Debt Fund
	For the		For the
	Fiscal Year Ended		Period Ended
	March 31, 2009		March 31, 2008(a)

From operations:

Net investment income	$7,784,909		$304,110
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(22,315,778)		(188,558)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(24,672,952)		(594,728)

Net increase (decrease) in net assets resulting from operations	(39,203,821)		(479,176)

Distributions to shareholders:

From net investment income
Class A Shares	(516,298)		(1,667)
Class C Shares	(1,557)		(66)
Institutional Shares	(2,656,210)		(100,523)
Separate Account Institutional Shares	—		—
From net realized gains
Class A Shares	—		—
Institutional Shares	—		—
Separate Account Institutional Shares	—		—
From capital
Class A Shares	(695,397)		(3,181)
Class C Shares	(2,097)		(127)
Institutional Shares	(3,577,628)		(191,803)

Total distributions to shareholders	(7,449,187)		(297,367)

From share transactions:

Net proceeds from sales of shares	174,213,205		62,655,249
Reinvestment of distributions	7,257,644		296,418
Cost of shares redeemed	(78,566,664	)(b)	(134,379)

Net increase (decrease) in net assets resulting from share transactions	102,904,185		62,817,288

TOTAL INCREASE (DECREASE)	56,251,177		62,040,745

Net assets:

Beginning of period	62,040,745		—

End of period	$118,291,922		$62,040,745

Accumulated undistributed (distribution in excess of) net investment income	$(10,789,407)		$40,416

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on February 15, 2008.

(b)	Net of $804 redemption fees for Local Emerging Markets Debt Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

U.S. Mortgages Fund
For the	For the Period	For the
Fiscal Year Ended	November 1, 2007	Fiscal Year Ended
March 31, 2009	to March 31, 2008*	October 31, 2007

$32,006,684	$14,577,983	$21,311,799
(15,960,434)	7,874,502	(682,434)
(13,083,008)	(28,234,984)	3,490,822

2,963,242	(5,782,499)	24,120,187

(306,002)	(140,480)	(325,116)
—	—	—
(11,338,182)	(3,399,507)	(7,058,792)
(22,308,954)	(11,502,439)	(15,163,742)
(55,345)	—	—
(2,170,124)	—	—
(3,511,695)	—	—
—	—	—
—	—	—
—	—	—

(39,690,302)	(15,042,426)	(22,547,650)

308,690,073	96,889,098	379,310,165
29,100,597	11,951,182	18,414,913
(454,760,094)	(103,222,843)	(138,044,541)

(116,969,424)	5,617,437	259,680,537

(153,696,484)	(15,207,488)	261,253,074

678,450,824	693,658,312	432,405,238

$524,754,340	$678,450,824	$693,658,312

$81,690	$7,897	$(96,144)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C and Institutional	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 4.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending on the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Redemption Fees — All classes of the Emerging Markets Debt, Local Emerging Markets Debt and High Yield Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less and 60 days or less with respect to the High Yield Fund. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended October 31, 2006-7 and March 31, 2008-9) and determined that they did not have a material impact on the Funds’ financial statements.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

Non U.S. currency symbols utilized throughout the report are defined as follows:

AED = Arab Emirate Dirham	KZT = Kazakstan Tenge
BRL = Brazilian Real	MXN = Mexican Peso
CAD = Canadian Dollar	NGN = Nigerian Naira
COP = Colombian Peso	PEN = Peruvian Nuevo Sol
EUR = Euro	PLN = Polish Zloty
GBP = British Pound	RUB = Russian Ruble
HUF = Hungarian Forint	TRY = Turkish Lira
IDR = Indonesian Rupiah	UYU = Uraguayan Peso
KRW = South Korean Won

G. Forward Foreign Currency Exchange Contracts — The Funds (with the exception of the U.S. Mortgages Fund) may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates (with the exception of the U.S. Mortgages Fund), or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in asset-backed securities and the Investment Grade Credit, High Yield and U.S. Mortgages Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

J. Mortgage Dollar Rolls — The Investment Grade Credit and U.S. Mortgages Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

K. Offering Costs — Offering costs paid in connection with the offering of shares of Local Emerging Markets Debt are amortized on a straight-line basis over 12 months from the date of commencement of operations.

L. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period that the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements. Under these arrangements, the Funds are permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these agreements.

M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as realized gains or losses on the termination date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
Credit default swaps meet the definition of a credit derivative as defined by the Financial Accounting Standards Board (“FASB”) Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

N. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, contractual and net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.67	0.67

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$5,000	N/A	$—

High Yield	123,200	$100	100

Investment Grade Credit	2,900	N/A	N/A

Local Emerging Markets Debt	400	N/A	—

U.S. Mortgages	100	N/A	N/A

C. Transfer Agency Agreement — Goldman Sachs also serves as transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares. Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent Fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds. Goldman Sachs may discontinue or modify the waiver in the future at its discretion.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the High Yield Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Account Service Plans — The Trust, on behalf of Class A and Institutional Class Shares of Investment Grade Credit and U.S. Mortgages Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of Investment Grade Credit and U.S. Mortgages Funds attributable to Class A and Institutional Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.004%, 0.074% and 0.004%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2009, these expense reductions, including any waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers		Expense Credits		Other	Total
	Management	Transfer	Custody	Transfer	Expense	Expense
Fund	Fees	Agent Fees	Fee	Agent Fee	Reimbursement	Reductions

Emerging Markets Debt	$—	$—	$8	$1	$431	$440

High Yield	—	—	53	12	291	356

Investment Grade Credit	167	44	3	—	323	537

Local Emerging Markets Debt	—	—	31	—	394	425

U.S. Mortgages	517	146	16	—	553	1,232

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

3. AGREEMENTS (continued)

As of March 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Emerging Markets Debt	$102	$10	$8	$120

High Yield	2,016	440	250	2,706

Investment Grade Credit	67	10	8	85

Local Emerging Markets Debt	89	4	6	99

U.S. Mortgages	148	1	9	158

G. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2009, the Funds did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

For the fiscal year ended March 31, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized within the fair value hierarchy:

	Emerging Markets Debt			High Yield
	Investments in			Investments in
	Securities	Derivatives-	Derivatives-	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Assets(a)	Liabilities(a)	Long-Assets	Assets(a)	Liabilities(a)

Level 1	$—	$—	$—	$2,071,879	$—	$—
Level 2	148,695,986	1,136,836	(166,139)	3,649,579,327	1,679,108	(11,286,373)
Level 3	2,108,267	—	—	6,748,249	—	—

Total	$150,804,253	$1,136,836	$(166,139)	$3,658,399,455	$1,679,108	$(11,286,373)

	Investment Grade Credit			Local Emerging Markets Debt
	Investments in			Investments in
	Securities	Derivatives-	Derivatives-	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Assets(a)	Liabilities(a)	Long-Assets	Assets(a)	Liabilities(a)

Level 1	$—	$261,653	$(64,881)	$—	$—	$—
Level 2	248,216,495	4,952,606	(1,154,729)	115,320,264	1,929,820	(267,701)
Level 3	—	—	—	1,961,975	—	—

Total	$248,216,495	$5,214,259	$(1,219,610)	$117,282,239	$1,929,820	$(267,701)

	U.S. Mortgages
	Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets(a)	Liabilities(a)

Level 1	$—	$—	$312,888	$(223,357)
Level 2	548,904,397	(33,285,000)	1,112,958	(671,443)
Level 3	473,500	—	—	—

Total	$549,377,897	$(33,285,000)	$1,425,846	$(894,800)

(a)	Derivatives may include open forward foreign currency contracts, futures contracts and swap contracts.

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2009. All the amounts in the following table reflect Investments in Securities Long-Assets:

	Emerging		Local Emerging	U.S. Mortgages
Level 3	Markets Debt	High Yield	Markets Debt	Fund

Beginning Balance as of March 31, 2008	$281,300	$22,451,904	$2,192,165	$2,016,050
Unrealized losses relating to instruments still held at reporting date	(1,379,127)	(6,149,409)	(1,735,658)	(502,000)
Net purchase (sales)	1,462,794	317,932	3,697,633	—
Net transfers in and/or out of Level 3	1,743,300	(9,872,178)	(2,192,165)	(1,040,550)

Ending Balance as of March 31, 2009	$2,108,267	$6,748,249	$1,961,975	$473,500

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$236,976,851	$1,295,000	$273,464,493

High Yield	—	1,610,072,674	—	458,375,577

Investment Grade Credit	189,794,804	178,851,398	171,343,106	132,836,522

Local Emerging Markets Debt	—	145,677,390	—	73,332,276

U.S. Mortgages	4,486,667,061	23,721,882	4,298,331,463	48,316,314

For the fiscal year ended March 31, 2009, Goldman Sachs earned approximately $1,700, $23,900 and $48,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant executed on behalf of Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages Funds, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Emerging		Investment Grade	Local Emerging
	Markets Debt	High Yield	Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary Income	$11,666,890	$327,299,734	$16,698,679	$3,174,065	$38,920,055
Net long-term capital gains	600,127	—	—	—	770,247

Total taxable distributions	$12,267,017	$327,299,734	$16,698,679	$3,174,065	$39,690,302

Tax return of capital distributions	—	—	—	4,275,122	—

The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

	Emerging		Investment Grade	Local Emerging
	Markets Debt	High Yield	Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary Income	$9,589,889	$128,929,473	$4,983,393	$102,256	$15,042,426
Net long-term capital gains	1,356,691	—	—	—	—

Total taxable distributions	$10,946,580	$128,929,473	$4,983,393	$102,256	$15,042,426

Tax return of capital distributions	—	—	952,629	195,111	—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	Emerging		Investment Grade
	Markets Debt	High Yield	Credit	U.S. Mortgages

Distributions paid from:
Ordinary Income	$13,856,163	$247,346,472	$12,177,885	$22,547,650
Net long-term capital gains	604,032	—	—	—

Total taxable distributions	$14,460,195	$247,346,472	$12,177,885	$22,547,650

As of March 31, 2009, the components of accumulated losses on a tax basis were as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Undistributed ordinary income — net	$3,839,936	$8,041,277	$675,555	$—	$418,283
Undistributed long-term capital gains	—	—	—	—	—

Total undistributed earnings	$3,839,936	$8,041,277	$675,555	$—	$418,283

Capital loss carryforward[1,2]
Expiring 2010	$—	$(3,471,539)	$—	$—	$—
Expiring 2014	—	—	(2,649,569)	—	—
Expiring 2016	—	(846,548)	(487,181)	—	—
Expiring 2017	(16,692,339)	—	(7,321,148)	(1,868,584)	—

Total capital loss carryforward	$(16,692,339)	$(4,318,087)	$(10,457,898)	$(1,868,584)	$—

Timing differences (post October losses, income distribution payable, straddles and defaulted bond income)	$(13,445,260)	$(95,398,102)	$(24,179,378)	$(15,095,405)	$(19,206,675)
Unrealized losses — net	(26,233,715)	(1,412,525,505)	(30,891,262)	(25,969,428)	(39,811,416)

Total accumulated losses — net	$(52,531,378)	$(1,504,200,417)	$(64,852,983)	$(42,933,417)	$(58,599,808)

[1]	Expiration occurs on March 31 of the year indicated. Due to a fund merger, utilization of the High Yield Fund’s losses may be substantially limited under the Code. The High Yield Fund had expired capital loss carryforwards of $1,343,682 in the current fiscal year.

[2]	The High Yield Fund utilized $67,517,532 of capital losses in the current fiscal year.

At March 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$178,139,714	$5,071,109,114	$281,835,490	$144,081,812	$589,739,270

Gross unrealized gain	1,005,074	33,806,760	2,173,394	38,495	14,894,006
Gross unrealized loss	(28,340,535)	(1,446,516,419)	(35,792,389)	(26,838,068)	(55,255,379)

Net unrealized security loss	(27,335,461)	(1,412,709,659)	(33,618,995)	(26,799,573)	(40,361,373)

Net unrealized gain on other investments	1,101,746	184,154	2,727,733	830,145	549,957

Net unrealized loss	$(26,233,715)	$(1,412,525,505)	$(30,891,262)	$(25,969,428)	$(39,811,416)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

6. TAX INFORMATION (continued)

The difference between book and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, foreign currency contracts and differences related to the tax treatment of foreign currency and swap transactions.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from expired capital loss carryforwards, differences in the tax treatment relating to the recognition of income and gains (losses) of certain bonds, foreign currency transactions, consent fees and swap transactions.

			Accumulated
		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
	Capital	Gain (Loss)	Income

Emerging Markets Debt	$—	$(1,227,596)	$1,227,596

High Yield	(1,343,816)	3,257,662	(1,913,846)

Investment Grade Credit	—	(1,768,578)	1,768,578

Local Emerging Markets Debt	(24,816)	15,465,483	(15,440,667)

U.S. Mortgages	—	(2,020,247)	2,020,247

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of March 31, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

			Goldman Sachs	Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and	Satellite
	Balanced Strategy	Growth Strategy	Income Strategy	Strategies
Fund	Portfolio	Portfolio	Portfolio	Portfolio

Emerging Markets Debt	7%	18%	22%	14%

Local Emerging Markets Debt	8	22	27	19

As of March 31, 2009, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 26% of outstanding Class C Shares of the Local Emerging Markets Debt Fund and 100% of Shares outstanding of Class IR of the High Yield Fund.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. OTHER RISKS (continued)

adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise High Yield Bond Fund by the High Yield Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise High Yield Bond Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the High Yield Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

High Yield Class A/
AXA Enterprise High Yield Bond Class A	8,370,809	$68,222,384	7,030,741

High Yield Class B/
AXA Enterprise High Yield Bond Class B	4,327,921	35,359,057	3,647,903

High Yield Class C/
AXA Enterprise High Yield Bond Class C	2,322,931	18,955,171	1,956,052

High Yield Institutional Class/
AXA Enterprise High Yield Bond Class Y	1,116,820	9,113,231	938,668

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	before acquisition	before acquisition	after acquisition	Appreciation	Carryforward

High Yield/AXA Enterprise High Yield Bond	$3,315,990,233	$131,649,843	$3,447,640,076	$1,226,239	$(16,622,835)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

8. OTHER MATTERS (continued)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. GSAM does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund
			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,026,183	$32,623,917	2,342,051	$27,667,088	4,353,597	$52,317,508
Reinvestment of distributions	346,749	3,500,323	248,217	2,928,894	369,563	4,425,421
Shares redeemed	(6,484,563)	(66,176,925)	(1,996,878)	(23,559,570)	(3,548,141)	(42,424,740)

	(3,111,631)	(30,052,685)	593,390	7,036,412	1,175,019	14,318,189

Class C Shares
Shares sold	122,174	1,280,679	91,162	1,074,508	82,909	985,311
Reinvestment of distributions	8,262	80,983	3,007	35,366	807	9,614
Shares redeemed	(112,107)	(1,120,220)	(13,203)	(155,072)	(1,885)	(22,264)

	18,329	241,442	80,966	954,802	81,831	972,661

Institutional Shares
Shares sold	5,827,279	62,041,021	2,108,545	25,017,544	9,558,691	114,673,029
Reinvestment of distributions	812,175	8,095,075	635,605	7,510,547	740,538	8,868,292
Shares redeemed	(7,215,626)	(72,711,851)	(5,742,828)	(67,450,420)	(1,924,964)	(22,990,871)

	(576,172)	(2,575,755)	(2,998,678)	(34,922,329)	8,374,265	100,550,450

NET INCREASE (DECREASE)	(3,669,474)	$(32,386,998)	(2,324,322)	$(26,931,115)	9,631,115	$115,841,300

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund
			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	205,710,219	$1,218,047,178	35,716,778	$264,555,735	96,811,653	$784,743,576
Shares issued in connection with merger	—	—	—	—	8,370,809	68,222,384
Reinvestment of distributions	21,562,817	126,829,477	7,078,436	52,380,371	12,888,183	103,737,100
Shares converted from Class B(a)	520,347	3,171,800	291,849	2,166,360	393,525	3,149,357
Shares redeemed	(143,256,549)	(831,476,779)	(35,578,487)	(263,914,880)	(67,997,624)	(547,222,326)

	84,536,834	516,571,676	7,508,576	55,187,586	50,466,546	412,630,091

Class B Shares
Shares sold	1,200,946	7,056,802	330,804	2,464,142	1,658,242	13,495,012
Shares issued in connection with merger	—	—	—	—	4,327,921	35,359,057
Reinvestment of distributions	769,622	4,616,387	341,133	2,529,064	653,818	5,261,142
Shares converted to Class A(a)	(519,690)	(3,171,800)	(291,455)	(2,166,360)	(392,852)	(3,149,357)
Shares redeemed	(4,146,097)	(25,019,789)	(1,936,011)	(14,330,803)	(3,681,580)	(29,577,301)

	(2,695,219)	(16,518,400)	(1,555,529)	(11,503,957)	2,565,549	21,388,553

Class C Shares
Shares sold	4,258,054	25,016,565	1,169,706	8,724,064	5,101,822	41,491,709
Shares issued in connection with merger	—	—	—	—	2,322,931	18,955,171
Reinvestment of distributions	758,890	4,524,637	307,774	2,279,416	594,235	4,781,271
Shares redeemed	(4,861,892)	(29,724,088)	(2,295,475)	(17,058,476)	(4,268,770)	(34,240,044)

	155,052	(182,886)	(817,995)	(6,054,996)	3,750,218	30,988,107

Institutional Shares
Shares sold	261,821,963	1,513,344,260	51,355,920	385,356,277	111,403,467	900,996,513
Shares issued in connection with merger	—	—	—	—	1,116,820	9,113,231
Reinvestment of distributions	19,154,876	111,998,521	6,073,478	44,983,452	10,066,461	81,175,867
Shares redeemed	(126,356,273)	(737,249,656)	(36,406,155)	(267,340,275)	(76,426,912)	(619,115,202)

	154,620,566	888,093,125	21,023,243	162,999,454	46,159,836	372,170,409

Service Shares
Shares sold	1,316,436	8,137,037	492,583	3,604,127	777,362	6,265,241
Reinvestment of distributions	148,983	869,087	34,195	252,104	35,411	283,776
Shares redeemed	(517,885)	(2,996,761)	(101,159)	(737,200)	(123,655)	(998,930)

	947,534	6,009,363	425,619	3,119,031	689,118	5,550,087

Class IR Shares(b)
Shares sold	—	—	1,302	10,000	—	—
Reinvestment of distributions	138	815	39	289	—	—

	138	815	1,341	10,289	—	—

Class R Shares(b)
Shares sold	33,217	170,940	1,302	10,000	—	—
Reinvestment of distributions	1,372	7,146	37	273	—	—
Shares redeemed	(487)	(2,454)	—	—	—	—

	34,102	175,632	1,339	10,273	—	—

NET INCREASE	237,599,007	$1,394,149,325	26,586,594	$203,767,680	103,631,267	$842,727,247

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund
			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,006,450	$56,250,429	125,628	$1,242,804	603,406	$5,994,828
Reinvestment of distributions	114,310	939,487	16,689	164,540	29,335	290,799
Shares redeemed	(1,237,974)	(10,028,963)	(31,251)	(306,945)	(106,258)	(1,054,310)

	5,882,786	47,160,953	111,066	1,100,399	526,483	5,231,317

Institutional Shares
Shares sold	2,343,538	19,074,167	118,021	1,151,363	838,243	8,320,685
Reinvestment of distributions	70,044	586,497	17,433	172,373	23,646	234,541
Shares redeemed	(558,813)	(4,758,912)	(145,867)	(1,434,882)	(96,478)	(953,900)

	1,854,769	14,901,752	(10,413)	(111,146)	765,411	7,601,326

Separate Account Institutional Shares
Shares sold	7,556,742	67,207,178	3,547,009	35,150,925	6,860,944	68,122,336
Reinvestment of distributions	1,375,908	11,706,126	435,843	4,305,472	921,386	9,148,848
Shares redeemed	(10,316,482)	(87,629,669)	(4,685,260)	(46,282,467)	(4,322,899)	(42,939,930)

	(1,383,832)	(8,716,365)	(702,408)	(6,826,070)	3,459,431	34,331,254

NET INCREASE (DECREASE)	6,353,723	$53,346,340	(601,755)	$(5,836,817)	4,751,325	$47,163,897

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund
			For the Period from
	For the Fiscal Year Ended		February 15, 2008 to
	March 31, 2009		March 31, 2008(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,629,481	$62,277,799	149,915	$1,510,010
Reinvestment of distributions	134,566	1,117,122	491	4,841
Shares redeemed	(4,096,183)	(35,894,268)	(1)	(10)

	2,667,864	27,500,653	150,405	1,514,841

Class C Shares
Shares sold	2,966	27,000	12,847	128,003
Reinvestment of distributions	373	3,447	20	193
Shares redeemed	(12,115)	(113,742)	(1)	(10)

	(8,776)	(83,295)	12,866	128,186

Institutional Shares
Shares sold	11,985,195	111,908,406	6,118,709	61,017,236
Reinvestment of distributions	734,333	6,137,075	29,451	291,384
Shares redeemed	(5,322,908)	(42,558,654)	(13,562)	(134,359)

	7,396,620	75,486,827	6,134,598	61,174,261

NET INCREASE	10,055,708	$102,904,185	6,297,869	$62,817,288

(a)	Commenced operations on February 15, 2008.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund
			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008*		October 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	268,131	$2,566,234	24,691	$247,785	91,219	$901,860
Reinvestment of distributions	38,492	356,067	14,110	139,832	30,971	305,402
Shares redeemed	(644,117)	(5,945,851)	(19,564)	(194,290)	(115,990)	(1,148,045)

	(337,494)	(3,023,550)	19,237	193,327	6,200	59,217

Institutional Shares
Shares sold	16,618,730	159,930,929	1,647,569	16,334,283	4,044,591	39,935,762
Reinvestment of distributions	892,756	8,297,418	279,639	2,776,186	610,156	6,026,409
Shares redeemed	(24,901,290)	(228,169,765)	(375,783)	(3,747,559)	(1,019,855)	(9,997,982)

	(7,389,804)	(59,941,418)	1,551,425	15,362,910	3,634,892	35,964,189

Separate Account Institutional Shares
Shares sold	15,586,274	146,192,910	8,036,696	80,307,030	34,189,108	338,472,543
Reinvestment of distributions	2,209,606	20,447,112	909,719	9,035,164	1,223,142	12,083,102
Shares redeemed	(23,935,012)	(220,644,478)	(9,982,268)	(99,280,994)	(12,826,049)	(126,898,514)

	(6,139,132)	(54,004,456)	(1,035,853)	(9,938,800)	22,586,201	223,657,131

NET INCREASE (DECREASE)	(13,866,430)	$(116,969,424)	534,809	$5,617,437	26,227,293	$259,680,537

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$11.63	$0.68	$(2.50)	$(1.82)	$(0.57)	$(0.05)	$(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.19	(15.89)%	$40,814	1.22%		6.58%		1.44%		6.36%		132%
9.16	(16.57)	1,661	1.97		5.97		2.19		5.75		132
9.20	(15.59)	109,375	0.88		7.03		1.10		6.81		132

11.63	(0.51)	87,818	1.21	(c)	6.03	(c)	1.36	(c)	5.88	(c)	41
11.60	(0.82)	1,890	1.96	(c)	5.20	(c)	2.11	(c)	5.05	(c)	41
11.63	(0.37)	145,067	0.87	(c)	6.51	(c)	1.02	(c)	6.36	(c)	41

12.16	8.86	84,661	1.23		5.23		1.38		5.08		81
12.14	7.80	995	1.98		4.64		2.13		4.49		81
12.17	9.25	188,311	0.87		5.68		1.02		5.53		81

11.98	11.63	69,302	1.23		5.17		1.53		4.87		167
11.97	1.98	1	1.71	(c)	1.36	(c)	1.75	(c)	1.32	(c)	167
11.99	11.93	85,073	0.86		5.51		1.16		5.21		167

11.75	16.48	34,327	1.26		6.13		1.82		5.57		207
11.76	17.01	40,962	0.88		6.58		1.52		5.94		207

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$7.12	$0.55	$(1.92)	$(1.37)	$(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

2004 - A	7.79	0.65	0.32	0.97	(0.68)
2004 - B	7.80	0.60	0.31	0.91	(0.62)
2004 - C	7.79	0.60	0.31	0.91	(0.62)
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)
2004 - Service	7.80	0.65	0.31	0.96	(0.67)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.18	(20.12)%	$1,636,406	1.07%		9.10%		1.08%		9.09%		14%
5.18	(20.73)	53,589	1.82		8.20		1.83		8.19		14
5.18	(20.72)	74,325	1.82		8.25		1.83		8.24		14
5.19	(19.81)	1,986,033	0.73		9.49		0.74		9.48		14
5.17	(20.28)	12,582	1.23		8.98		1.24		8.97		14
5.18	(19.91)	8	0.82		9.31		0.83		9.30		14
5.17	(20.47)	183	1.32		9.95		1.33		9.94		14

7.12	(6.82)	1,650,027	1.07	(c)	7.87	(c)	1.09	(c)	7.85	(c)	11
7.13	(7.23)	92,953	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.12	(7.11)	101,138	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	8.22	(c)	0.75	(c)	8.20	(c)	11
7.12	(6.89)	10,573	1.23	(c)	7.72	(c)	1.25	(c)	7.70	(c)	11
7.12	(4.35)	10	0.82	(c)	8.20	(c)	0.84	(c)	8.18	(c)	11
7.12	(4.51)	9	1.32	(c)	7.73	(c)	1.34	(c)	7.71	(c)	11

7.93	6.41	1,777,150	1.09		7.46		1.11		7.44		50
7.94	5.61	115,817	1.84		6.72		1.86		6.70		50
7.93	5.61	119,073	1.84		6.71		1.86		6.69		50
7.94	6.79	1,646,138	0.73		7.82		0.75		7.80		50
7.92	6.28	8,399	1.24		7.34		1.26		7.32		50

8.04	10.76	1,395,265	1.12		7.38		1.14		7.36		41
8.05	9.93	96,743	1.87		6.64		1.89		6.62		41
8.04	9.94	90,528	1.87		6.64		1.89		6.62		41
8.05	11.16	1,296,429	0.75		7.76		0.77		7.74		41
8.03	10.63	2,980	1.25		7.26		1.27		7.24		41

7.81	5.10	1,006,734	1.15		7.74		1.17		7.72		52
7.82	4.31	104,637	1.90		6.98		1.92		6.96		52
7.81	4.32	72,590	1.90		6.95		1.92		6.93		52
7.82	5.50	825,508	0.76		8.11		0.79		8.08		52
7.80	4.72	1,597	1.26		7.62		1.29		7.59		52

8.08	12.94	1,109,364	1.16		8.31		1.18		8.29		47
8.09	12.09	105,106	1.91		7.54		1.93		7.52		47
8.08	12.10	56,174	1.91		7.53		1.93		7.51		47
8.09	13.23	832,175	0.76		8.73		0.78		8.71		47
8.09	12.81	1,160	1.26		8.18		1.28		8.16		47

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.64	$0.51	$(1.83)	$(1.32)	$(0.57)	$—	$(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (Commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (Commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (Commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$7.75	(14.00)%	$53,185	0.76%		6.22%		0.97%		6.01%		135%
7.75	(13.83)	22,809	0.40		6.52		0.63		6.29		135
7.75	(13.72)	171,003	0.35		6.52		0.58		6.29		135

9.64	(0.54)	9,455	0.76	(c)	5.31	(c)	0.95	(c)	5.12	(c)	15
9.66	(0.39)	10,504	0.40	(c)	5.67	(c)	0.61	(c)	5.46	(c)	15
9.65	(0.37)	226,207	0.35	(c)	5.72	(c)	0.56	(c)	5.51	(c)	15

9.90	4.44	8,615	0.79		5.17		0.97		4.99		74
9.92	4.83	10,893	0.40		5.59		0.60		5.39		74
9.91	4.89	239,358	0.35		5.61		0.55		5.41		74

9.95	4.84	3,420	0.79		4.82		1.04		4.57		74
9.97	5.35	3,317	0.40		5.21		0.65		4.96		74
9.96	5.30	206,122	0.35		5.26		0.60		5.01		74

9.93	0.50	3,622	0.81		3.88		1.07		3.62		88
9.95	0.89	3,638	0.40		4.40		0.66		4.14		88
9.94	1.04	192,196	0.35		4.34		0.62		4.07		88

10.31	7.00	2,179	0.82	(c)	3.66	(c)	1.85	(c)	2.63	(c)	78
10.32	7.57	76	0.40	(c)	4.28	(c)	1.45	(c)	3.23	(c)	78
10.31	7.52	70,269	0.35	(c)	4.26	(c)	1.40	(c)	3.21	(c)	78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operation			to Shareholders
	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)	loss	operations	income	capital	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.85	$0.50	$(2.64)	$(2.14)	(0.20)	(0.28)	$(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption changes were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.23	(22.32)%	$20,385	1.33%		5.99%		1.65%		5.67%		92%
7.24	(22.79)	30	2.08		5.17		2.40		4.85		92
7.23	(22.05)	97,877	0.99		6.30		1.31		5.98		92

9.85	(0.93)	1,482	1.35	(c)	4.29	(c)	2.98	(c)	2.66	(c)	3
9.85	(1.01)	127	2.10	(c)	4.30	(c)	3.73	(c)	2.67	(c)	3
9.85	(0.89)	60,432	1.01	(c)	5.52	(c)	2.64	(c)	3.89	(c)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.62	$0.37	$(0.27)	$0.10	$(0.38)	$(0.07)	$(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (Commenced November 3, 2003)	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional (Commenced November 3, 2003)	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional (Commenced November 3, 2003)	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

2009	2008	2007	2006

511%	295%	380%	1442%

Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.27	0.90%	$3,637	0.76%		3.93%		0.91%		3.78%		560%
9.29	1.38	89,617	0.40		4.22		0.57		4.05		560
9.28	1.32	431,500	0.35		4.39		0.52		4.22		560

9.62	(0.80)	7,021	0.76	(d)	4.58	(d)	0.91	(d)	4.43	(d)	483
9.64	(0.75)	164,236	0.40	(d)	4.94	(d)	0.57	(d)	4.77	(d)	483
9.64	(0.73)	507,194	0.35	(d)	4.98	(d)	0.52	(d)	4.81	(d)	483

9.91	4.96	7,044	0.78		4.43		0.94		4.27		610
9.93	5.43	153,795	0.40		4.81		0.58		4.63		610
9.93	5.48	532,819	0.35		4.84		0.53		4.66		610

9.90	5.21	6,973	0.79		4.24		0.98		4.05		1,665
9.91	5.56	117,497	0.40		4.64		0.61		4.43		1,665
9.91	5.73	307,935	0.35		4.62		0.56		4.41		1,665

9.82	1.00	7,916	0.81		2.88		0.98		2.71		2,006
9.82	1.49	74,616	0.40		3.43		0.58		3.24		2,006
9.82	1.54	387,306	0.35		3.42		0.53		3.24		2,006

10.22	5.60	628	0.82	(d)	1.95	(d)	1.08	(d)	1.69	(d)	1,953
10.22	6.07	120,628	0.40	(d)	2.86	(d)	0.68	(d)	2.58	(d)	1,953
10.21	6.03	101,429	0.35	(d)	2.98	(d)	0.63	(d)	2.70	(d)	1,953

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Local Emerging Markets Debt Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2009

-GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*
Class A
Actual	$1,000.00	$909.70		$5.82	$1,000.00	$854.60		$4.97	$1,000.00	$939.60		$3.69	$1,000.00	$838.70		$5.94	$1,000.00	$1,023.70		$3.85
Hypothetical 5% return	1,000.00	1,018.83	+	6.15	1,000.00	1,019.57	+	5.41	1,000.00	1,021.13	+	3.84	1,000.00	1,018.19	+	6.74	1,000.00	1,021.13	+	3.84

Class B
Actual	N/A	N/A		N/A	1,000.00	851.30		8.43	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.82	+	9.18	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	906.10		9.38	1,000.00	851.40		8.43	N/A	N/A		N/A	1,000.00	836.70		9.23	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.09	+	9.92	1,000.00	1,015.82		9.18	N/A	N/A		N/A	1,000.00	1,014.45	+	10.50	N/A	N/A		N/A

Institutional
Actual	1,000.00	912.20		4.21	1,000.00	857.60		3.41	1,000.00	940.60		1.95	1,000.00	840.10		4.49	1,000.00	1,026.60		2.06
Hypothetical 5% return	1,000.00	1,020.52	+	4.45	1,000.00	1,021.26	+	3.71	1,000.00	1,022.92	+	2.03	1,000.00	1,019.88	+	5.10	1,000.00	1,022.90	+	2.06

Service
Actual	N/A	N/A		N/A	1,000.00	853.60		5.71	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.77	+	6.22	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	940.60		1.69	N/A	N/A		N/A	1,000.00	1,025.80		1.78
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,023.19	+	1.77	N/A	N/A		N/A	1,000.00	1,023.18	+	1.78

Class IR
Actual	N/A	N/A		N/A	1,000.00	857.00		3.73	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.91	+	4.06	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class R
Actual	N/A	N/A		N/A	1,000.00	851.90		6.15	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.29		6.70	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	N/A	N/A
High Yield	1.07	1.82%	1.82	0.73	1.23%	N/A	0.82%	1.32%
Investment Grade Credit	0.76	N/A	N/A	0.40	N/A	0.35%	N/A	N/A
Local Emerging Markets Debt	1.34	N/A	2.09	1.00	N/A	N/A	N/A	N/A
U.S. Mortgages	0.76	N/A	N/A	0.40	N/A	0.35	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004, Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2009, the Trust consisted of 82 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund and the Goldman Sachs Credit Strategies Fund do not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

 Single Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt Fund and U.S. Mortgages Fund designate $600,127 and $770,247, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2009.

For the period ended March 31, 2009, 0.24% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the period ended March 31, 2009, 0.30% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt Fund and U.S. Mortgages Fund designate $193,383 and $4,898,077, respectively, as short-term capital gain dividends paid during the period ended March 31, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio
Retirement Strategies[2] International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2] ■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSMis a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2008 will be available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 22074.MF.TMPL SSFIAR / 100.8K / 4-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,735,367	$88,500	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$257,222	$0	Other attest services

Tax Fees:

• PwC	$655,950	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$0	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended March 31, 2009 and March 31, 2008 were approximately $913,172 and $0 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 29, 2009